                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-26101

Members Retirement Program
------------------------------------------------------------------------------



[GRAPHIC OMITTED]

PROSPECTUS

MAY 1, 1999

------------------------------------------------------------------------------

[GRAPHIC OMITTED]


GROWTH EQUITY FUND


------------------------------------------------------------------------------

[GRAPHIC OMITTED]

AGGRESSIVE EQUITY FUND

------------------------------------------------------------------------------

[GRAPHIC OMITTED]


BALANCED FUND


------------------------------------------------------------------------------

[GRAPHIC OMITTED]


GLOBAL FUND


------------------------------------------------------------------------------

[GRAPHIC OMITTED]


CONSERVATIVE INVESTORS FUND


------------------------------------------------------------------------------

[GRAPHIC OMITTED]


GROWTH INVESTORS FUND


------------------------------------------------------------------------------

[GRAPHIC OMITTED]


MFS RESEARCH FUND


------------------------------------------------------------------------------


[GRAPHIC OMITTED]

WARBURG PINCUS

SMALL COMPANY VALUE FUND


------------------------------------------------------------------------------

[GRAPHIC OMITTED]

T. ROWE PRICE
EQUITY INCOME FUND

------------------------------------------------------------------------------

[GRAPHIC OMITTED]

MERRILL LYNCH
WORLD STRATEGY FUND

------------------------------------------------------------------------------

[GRAPHIC OMITTED]

BT EQUITY 500
INDEX FUND

------------------------------------------------------------------------------


[GRAPHIC OMITTED]


GUARANTEED RATE ACCOUNTS

------------------------------------------------------------------------------

[GRAPHIC OMITTED]

MONEY MARKET GUARANTEE ACCOUNT

------------------------------------------------------------------------------

MEMBERS RETIREMENT PROGRAM
PROSPECTUS DATED MAY 1, 1999
--------------------------------------------------------------------------------


Please read this prospectus and keep it for future reference. It contains important information you should know before participating or taking any other action under the Program.


ABOUT THE MEMBERS RETIREMENT PROGRAM


The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Fourteen investment options - eleven "investment funds" and three "guaranteed options" are available under the plans. The investment funds and guaranteed options comprise the "investment options" covered by this prospectus. The investment funds, below, are offered by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES.

--------------------------------------------------------------------
 INVESTMENT FUNDS
--------------------------------------------------------------------
 o Alliance Growth Equity Fund        o MFS Research Fund
                                      o Warburg Pincus Small
 o Alliance Aggressive Equity           Company Value Fund
   Fund
                                      o T. Rowe Price Equity Income
 o Alliance Balanced Fund               Fund

 o Alliance Global Fund
                                      o Merrill Lynch World Strategy
 o Alliance Conservative Investors      Fund
   Fund
                                      o BT Equity 500 Index Fund
 o Alliance Growth Investors
   Fund
--------------------------------------------------------------------


The Alliance Growth Equity, Alliance Aggressive Equity and
Alliance Balanced Funds are managed by Equitable Life.


The Alliance Global Fund, Alliance Conservative Investors Fund, and the Alliance Growth Investors Fund invest in shares of a corresponding portfolio (Portfolio) of The Hudson River Trust.


The MFS Research Fund, Warburg Pincus Small Company Value Fund, T. Rowe Price Equity Income Fund, Merrill Lynch World Strategy Fund and BT Equity 500 Index Fund each invest in shares of a corresponding portfolio (Portfolio) of the EQ Advisors Trust. You should also read the attached prospectuses for The Hudson River Trust and EQ Advisors Trust and keep them for future reference.


GUARANTEED OPTIONS. The guaranteed options we offer include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account, and the Money Market Guarantee Account.


We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 1999, which is part of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC web site at http://www.sec.gov.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

CONTENTS OF THIS PROSPECTUS


MEMBERS RETIREMENT PROGRAM
------------------------------------------------------------

Index of key words and phrases                             3
The Program at a glance - key features                     4


------------------------------------------------------------
1 FEE TABLE                                                6
------------------------------------------------------------
Program expense charge and investment fund operating
  expenses                                                 6
Example                                                    8
Condensed financial information                            8

------------------------------------------------------------
2 PROGRAM INVESTMENT OPTIONS                               9
-------------------------------------------------------    -
Investment options - the Equity Funds                      9
The Trusts - Hudson River Trust and EQ Advisors Trust     12
Investment options - The Guaranteed Options               17

------------------------------------------------------------
3 HOW WE VALUE YOUR ACCOUNT BALANCE IN
  THE INVESTMENT FUNDS                                    19
------------------------------------------------------------



When we use the words "we," "us" and "our," we mean Equitable Life.

Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual participant in one or more of the plans available in the Program unless otherwise explained. For example, "The Program" section of the prospectus is primarily directed at the employer.

                          1 Contents of this prospectus

-----------------------------------------------------------
4 TRANSFERS AND ACCESS TO YOUR ACCOUNT                   20
-----------------------------------------------------------
Transfers among investment options                       20
Our account investment management system                 20
Participant loans                                        20
Choosing benefit payment options                         20
Spousal consent                                          21
Benefits payable after the death of the participant      21
-----------------------------------------------------------

-----------------------------------------------------------
5 THE PROGRAM                                            22
-----------------------------------------------------------
Summary of plan choices                                  22
Getting started                                          23
How to make Program contributions                        23
Allocating Program contributions                         23
Distributions from the investment options                24
Rules applicable to participant distributions            24

-----------------------------------------------------------
6 PERFORMANCE INFORMATION                                26
-----------------------------------------------------------
Annual percentage change fund unit value                 28
Average annual percentage change in unit fund values     29

-----------------------------------------------------------
7 CHARGES AND EXPENSES                                   30
-----------------------------------------------------------
Charges based on amounts invested in the Program         30
Plan and transaction expenses                            31
-----------------------------------------------------------

-----------------------------------------------------------
8 TAX INFORMATION                                        32
-----------------------------------------------------------
Income taxation of distribution to qualified plan
  participants                                           32

-----------------------------------------------------------
9 MORE INFORMATION                                       34
-----------------------------------------------------------
About Program changes or termination                     34
IRS qualification                                        34
About the separate accounts                              34
About our Year 2000 progress                             35
About legal proceedings                                  36
About our independent accountants                        36
Reports we provide and available information             36
Acceptance                                               36

-----------------------------------------------------------
APPENDIX I: CONDENSED FINANCIAL INFORMATION             A-1
-----------------------------------------------------------

-----------------------------------------------------------
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
INFORMATION                                             S-1
-----------------------------------------------------------

-----------------------------------------------------------
About Equitable Life                               fold-out
How to Reach Us                                  back cover
Investment Option Characteristics                  fold-out
-----------------------------------------------------------


                         2 Contents of this prospectus

MEMBERS RETIREMENT PROGRAM


INDEX OF KEY WORDS AND PHRASES

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.




                                           Page
AIM System                                     20
beneficiary                                    21
benefit payment options                        20
business day                                   20
Contributions                                  23
eligible rollover distributions                32
Equitable Life                           fold out
group annuity contract                         22
GRAs                                           17
guaranteed options                             17
individually designed plan                     22
IRA                                            32
investment funds                      front cover
investment options                              9
The Hudson River Trust                         12
The EQ Advisors Trust                          13
Master Trust                                   22
Money Market Guarantee Account                 18
Pooled Trust                                   22
Program                                        22
Self Directed Prototype Plan                   22
separate accounts                              34
Corresponding Portfolios                    cover
unit value                                     19
unit                                           19
3-year GRA                                     17
5-year GRA                                     17


                          3 Members Retirement Program

THE PROGRAM AT A GLANCE - KEY FEATURES


EMPLOYER CHOICE OF RETIREMENT PLANS

Our Members Retirement Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k) and safe harbor 401(k) features are available) and a defined contribution pension plan, or both. The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the Members Retirement Plan.

Our Self-Directed Prototype Plan gives added flexibility in choosing your investments.

Our Pooled Trust for Individually Designed Plans allows you to use the investment options in the Program through our Pooled Trust.


PLAN FEATURES


MEMBERS RETIREMENT PLAN:

o The Program investment options are the only investment choices.

o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

o Use of our Master Trust.

o No minimum amount must be invested.

SELF-DIRECTED PROTOTYPE PLAN:

o You may combine Program investment options with individual stock and bond investments.

o Employers must adopt our Pooled Trust for investment use only, and a minimum of $25,000 must be maintained in the Trust.

o Recordkeeping services provided only for plan assets in Pooled Trust.

o Third party recordkeeping services can be arranged through us.

o Brokerage services can be arranged through us.


INVESTMENT ONLY:

o Our Pooled Trust is used for investment only.

o Recordkeeping services provided for plan assets in Pooled Trust.


CONTRIBUTIONS

o Can be allocated to any one option or divided among them.

o Must be made by check or money order payable to Equitable Life.

o Must be sent along with a Contribution Remittance Form.

o Are credited on the day of receipt if accompanied by properly completed forms.


TRANSFERS AMONG INVESTMENT OPTIONS

o Generally, amounts may be transferred among the investment options at any time.

o Transfers may be made by telephone on our AIM System.

o There is no charge for transfers and no tax liability.

o Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.


CHARGES AND EXPENSES

o Program expense charge assessed against combined value of Program assets.

o Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

o Plan and transaction charges vary by type of plan adopted, or by specific transaction.

o Indirectly, charges of underlying investment vehicles for investment management, 12b-1 fees and other expenses.


                          4 Members Retirement Program

----------------------------------------------------------------------------------------------------------------------------
                                             MEMBERS                     POOLED TRUST FOR
                                             RETIREMENT                  INDIVIDUALLY                SELF-DIRECTED
                                             PLAN                        DESIGNED PLANS              PROTOTYPE PLAN
----------------------------------------------------------------------------------------------------------------------------
WHO SELECTS INVESTMENTS?                     Participant.                Participant or Trustee,     Participant or Trustee,
                                                                         as specified under your     as specified under your
                                                                         Plan.                       Plan.

ARE LOANS AVAILABLE?                         Yes, if permitted under     Yes, if permitted under     Yes, if permitted under
                                             your Plan.                  your Plan.                  your Plan.

WHEN ARE YOU ELIGIBLE FOR DISTRIBUTIONS?     Upon retirement,            Benefits depend upon        Upon retirement,
                                             death, disability or        the terms of your Plan.     death, disability or
                                             termination of                                          termination of
                                             employment.                                             employment.
----------------------------------------------------------------------------------------------------------------------------


PROFESSIONAL INVESTMENT MANAGEMENT

These professional investment managers advise or sponsor the different Funds:

o Alliance Capital Management L.P.

o Massachusetts Financial Services Company

o T. Rowe Price Associates, Inc.

o Warburg Pincus Asset Management, Inc.

o Merrill Lynch Asset Management, L.P.

o Bankers Trust Company


GUARANTEED OPTIONS

The three guaranteed options include two Guaranteed Rate Accounts and a Money Market Guarantee Account.


TAX ADVANTAGES

o On earnings

  o No tax on investment earnings until withdrawn.

o On transfer

  o No tax on internal transfers.

Because you are buying a contract to fund a retirement plan that already provides tax deferral under Federal income tax rules, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide additional benefits.


BENEFIT PAYMENT OPTIONS

o Lump sum.

o Installments on a time certain or dollar certain basis.

o Variety of annuity benefit payout options as available under your employer's plan.

o Fixed or variable annuity options available.


ADDITIONAL FEATURES

o Toll-free number available for transfers and account information.

o  Participant loans (if elected by your employer; some restrictions apply).

o Regular statements of account.

o Retirement Program Specialist and Account Executive support.

o Daily valuation of accounts.

o 5500 reporting.

o For Members Retirement Plan, automatic updates for law changes.




                          5 Members Retirement Program

1 FEE TABLE


The fee tables and discussion below will help you understand the various charges and expenses you will bear under the Program. The tables reflect charges: (1) you will directly incur, including Program and investment fund fees and charges, and (2) fees and expenses of The Hudson River Trust and EQ Advisors Trust, and their Portfolios, you will indirectly incur. If you annuitize your account, charges for premium or other applicable taxes and other fees may apply.


WHEN YOU PURCHASE OR REDEEM UNITS OF ANY OF THE INVESTMENT FUNDS YOU WILL PAY NO SALES LOAD, NO DEFERRED SALES CHARGE, NO SURRENDER FEES AND NO TRANSFER OR EXCHANGE FEES.


PROGRAM EXPENSE CHARGE AND INVESTMENT FUND OPERATING EXPENSES

The Program expense charge and operating expenses of the investment funds are paid out of each investment fund's assets. Certain investment funds pay us an investment management fee that varies based on their respective assets. The Program expense charge is based on the level of assets under the Program. Each investment fund also incurs other expenses for services such as printing, mailing, legal, and similar items. All of these operating expenses are reflected in each investment fund's unit value. See "How We Value Your Account."

The tables that follow summarize the charges, at annual percentage rates, that apply to the investment funds. They do not include other charges which are specific to the various plans, such as enrollment fees or record maintenance and report fees. See "Charges and Expenses," for more details. The expenses shown are based on the actual experience of the investment funds during the year ended December 31, 1998, and reflect currently applicable fees.


ALLIANCE GROWTH EQUITY, AGGRESSIVE EQUITY AND BALANCED FUNDS


------------------------------------------------------------------------------------------
                                   INVESTMENT       PROGRAM
                                   MANAGEMENT       EXPENSE
                                      FEE           CHARGE            OTHER          TOTAL
------------------------------------------------------------------------------------------
Alliance Growth Equity Fund          0.50%           1.00%           0.18%(1)        1.68%
Alliance Aggressive Equity Fund      0.65%           1.00%           0.19%(1)        1.84%
Alliance Balanced Fund               0.50%           1.00%           0.15%(1)        1.65%
------------------------------------------------------------------------------------------


ALLIANCE GLOBAL, CONSERVATIVE INVESTORS AND GROWTH INVESTORS FUNDS


-------------------------------------------------------------------------------------------------
                                          INVESTMENT        PROGRAM
                                          MANAGEMENT        EXPENSE
                                             FEE            CHARGE           OTHER          TOTAL
-------------------------------------------------------------------------------------------------
Alliance Global Fund                         0.20%(2)         1.00%          0.20%(1)       1.40%
Hudson River Trust                           0.64                -           0.07           0.71
TOTAL                                        0.84%            1.00%          0.27%          2.11%
Alliance Conservative Investors Fund         0.20%(2)         1.00%          0.18%(1)       1.38%
Hudson River Trust                           0.48%               -           0.05%          0.53%
TOTAL                                        0.68%            1.00%          0.23%          1.91%
Alliance Growth Investors Fund               0.20%(2)         1.00%          0.20%(1)       1.40%
Hudson River Trust                           0.51                -           0.04           0.55
TOTAL                                        0.71%            1.00%          0.24%          1.95%
-------------------------------------------------------------------------------------------------



                                  6 Fee table

MFS RESEARCH, WARBURG PINCUS SMALL COMPANY VALUE, T. ROWE PRICE EQUITY INCOME, MERRILL LYNCH WORLD STRATEGY AND BT EQUITY 500 INDEX FUNDS


-----------------------------------------------------------------------------------------
                                                       TRUST RELATED EXPENSES
-----------------------------------------------------------------------------------------
                                            INVESTMENT
                                              MGMT.
                                                &
                                            ADVISORY                   12B1      TOTAL(4)
                                               FEE        OTHER(4)    FEE(3)    AS LIMITED
-----------------------------------------------------------------------------------------
MFS Research Fund                             0.55%        0.05%       0.25%      0.85%
Warburg Pincus Small Company Value Fund       0.65%        0.10%       0.25%      1.00%
T. Rowe Price Equity Income Fund              0.55%        0.05%       0.25%      0.85%
Merrill Lynch World Strategy Fund             0.70%        0.25%       0.25%      1.20%
BT Equity 500 Index Fund                      0.25%        0.05%       0.25%      0.55%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                 TOTAL
                                                PROGRAM RELATED EXPENSES        EXPENSES
-----------------------------------------------------------------------------------------
                                            PROGRAM
                                            EXPENSE                    TOTAL AS
                                            CHARGE       OTHER(1)      LIMITED     TOTAL
-----------------------------------------------------------------------------------------
MFS Research Fund                            1.00%       0.40%(5)      1.40%      2.25%
Warburg Pincus Small Company Value Fund      1.00%       0.39%(5)      1.39%      2.39%
T. Rowe Price Equity Income Fund             1.00%       0.38%(5)      1.38%      2.23%
Merrill Lynch World Strategy Fund            1.00%       0.40%(5)      1.40%      2.60%
BT Equity 500 Index Fund                     1.00%       0.14%         1.14%      1.69%


(1) Reflects the amount deducted for the daily accrual of direct expenses. See "How We Determine the Unit Value" in the SAI.

(2) The Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds invest through Equitable Life's Separate Account No. 51 in corresponding Portfolios of The Hudson River Trust. This charge represents only financial accounting expenses for Separate Account No. 51.

(3) The Class IB shares of EQ Advisors Trust are subject to fees imposed under distribution plans (herein, the "Rule 12b-1 Plans") adopted by EQ Trust pursuant to Rule 12b-1 under the investment Company Act of 1940, as amended. The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares.

(4) The maximum investment management and advisory fees for each EQ Advisors Trust Portfolio cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, however, EQ Financial Consultants, Inc. ("EQ Financial"), EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio, ("Expense Limitation Agreement") pursuant to which EQ Financial has agreed to waive or limit its fees and assume other expenses. Under the Expense Limitation Agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited to the respective average daily net assets of each Portfolio as follows: 0.60% for MFS Research, 0.75% for Warburg Pincus Small Company Value, 0.60% for T. Rowe Price Equity Income, 0.95% for Merrill Lynch World Strategy and 0.30% for BT Equity 500 Index.

      Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios were as follows: 0.25% for MFS Research, 0.27% for Warburg Pincus Small Company Value; 0.24% for T. Rowe Price Equity Income; 0.66% for Merrill Lynch World Strategy and 0.33% for BT Equity 500 Index.

      Each Portfolio may at a later date make a reimbursement to EQ Financial for any of the management fees waived or limited and other expenses assumed and paid by EQ Financial pursuant to the Expense Limitation Agreement provided that, among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the EQAT prospectus for more information.

(5) The amounts shown also reflect expenses of $19,329 which were initially paid by us in connection with the organization of the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income and Merrill Lynch World Strategy Funds. These expenses are being reimbursed by these Funds (equally amortized over the four EQAT Funds) over a five year period that ends December 31, 2002.


                                  7 Fee table

EXAMPLE

A $1,000 investment in each Fund listed below would be subject to the expenses indicated, assuming a 5% annual return. Applicable expenses are the same whether or not you withdraw all or part of your Account Balance at the end of each time period shown (1).


---------------------------------------------------------------------------------
                                     1 YEAR      3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------
Alliance Growth Equity              $ 17.93     $ 55.51     $ 95.50     $ 207.08
Alliance Aggressive Equity            19.54       60.41      103.76       224.03
Alliance Balanced                     17.63       54.59       93.94       203.87
Alliance Global                       22.27       68.63      117.55       251.96
Alliance Conservative Investors       20.25       62.55      107.35       231.35
Alliance Growth Investors             20.65       63.77      109.40       235.51
MFS Research                          23.67       72.86      124.62       266.13
Warburg Pincus Small Company Value    25.08       77.08      131.64       280.08
T. Rowe Price Equity Income           23.47       72.26      123.61       264.11
Merrill Lynch World Strategy          27.18       83.37      142.08       300.61
BT Equity 500 Index                   18.03       55.82       96.02       208.15
---------------------------------------------------------------------------------



(1) These calculations include all asset based charges plus a component for record maintenance and report fees and enrollment fees. The component is computed by aggregating such fees and dividing by the average assets for the same period. See "Members Retirement Plan (Pension and Profit Sharing), Prototype Self Directed Plan and Investment Only Fees" in this prospectus.

If you elect an annuity payout option under which we deduct a $350 annuitization fee: Assuming an annuity payout option could be issued, the expenses shown in the above example would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998.


CONDENSED FINANCIAL INFORMATION

Please see APPENDIX I at the end of this prospectus for condensed financial information concerning (i) the Alliance Growth Equity Fund (Separate Account No. 4 (Pooled)), the Alliance Aggressive Equity Fund (Separate Account No. 3 (Pooled)), and the Alliance Balanced Fund (Separate Account No. 10 (Pooled));
(ii) unit value information for the Alliance Global, Alliance Conservative Investors, and Alliance Growth Investors Funds (Separate Account No. 51 (Pooled)); and (iii) unit value information for the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds (Separate Account No. 66 (Pooled)).

FINANCIAL STATEMENTS OF INVESTMENT FUNDS


Each of the investment funds is, or is part of, one of our separate accounts as described in "About the Separate Accounts" under "More Information." The financial statements of the Pooled Separate Accounts, Alliance Growth Equity (Separate Account No. 4), Alliance Aggressive Equity (Separate Account No. 3) and Alliance Balanced (Separate Account No. 10), Separate Account No. 51 and Separate Account No. 66 as well as the financial statements of Equitable Life are included in the SAI. The financial statements of the Hudson River Trust are in the SAI for the Hudson River Trust, and the financial statements for EQ Advisors Trust are in the SAI for EQ Advisors Trust.



                                  8 Fee table

2 PROGRAM INVESTMENT OPTIONS

INVESTMENT OPTIONS

We offer FOURTEEN INVESTMENT OPTIONS under the Program: Eleven investment funds we call the "Funds" and the other three are Guaranteed Options.


THE FUNDS


Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.


THE ALLIANCE GROWTH EQUITY FUND


OBJECTIVE

The Alliance Growth Equity Fund seeks to achieve long-term growth of capital by investing in the securities of companies that we believe will share in the growth of our nation's economy - and those of other leading industrialized countries - over a long period. The Fund maintains its own portfolio of securities.


INVESTMENT STRATEGIES

The Alliance Growth Equity Fund invests primarily in common stocks. The Fund generally invests in securities of intermediate and large sized companies, but may invest in stocks of companies of any size. At times the Fund may invest its equity holdings in a relatively small number of issuers, provided that no investment causes more than 10% of the Growth Equity Fund's assets to be invested in the securities of one issuer.


The Alliance Growth Equity Fund also may invest smaller amounts in other equity-type securities, such as convertible preferred stocks or convertible debt instruments. The Fund also may invest in non-equity investments, including non-participating and non-convertible preferred stocks, bonds and debentures. The Fund's non-equity investments could be substantial if we believe that the Fund will not meet its investment objectives by buying common stock and other equity-type securities. The Fund also may invest up to 10% of its total assets in restricted securities (securities not freely traded) and up to 15% of its total assets in foreign securities (securities of established foreign companies without substantial business in the United States.)


As a defensive strategy, the Alliance Growth Equity Fund may make temporary investments in government obligations, short-term commercial paper and other money market instruments, either directly or through our Separate Account No. 2A, which invests in such securities. The Fund would not be pursuing its investment objective when using this temporary defensive strategy.


RISKS OF INVESTMENT STRATEGIES

See "Risks of Investing in the Funds," below, for information on the risks associated with an investment in the Funds generally, and in the Alliance Growth Equity Fund specifically.


THE ALLIANCE AGGRESSIVE EQUITY FUND


OBJECTIVES

The Alliance Aggressive Equity Fund seeks to achieve long-term capital growth, consistent with investment quality, by investing primarily in securities of medium and smaller sized companies (with capitalization generally between $100 million and $5.0 billion) that we believe have greater growth potential than larger companies. The Fund maintains its own portfolio of securities.


INVESTMENT STRATEGIES


The Alliance Aggressive Equity Fund invests primarily in common stocks of medium and smaller sized companies. The Fund may also invest in securities not generally defined as growth stocks, but with unusual value or earnings potential. For example, the Fund may seek opportunities for capital growth by investing in companies (a) believed to be in cyclical industries; (b) whose securities are temporarily undervalued; (c) in special situations; (d) that are younger but not widely known; or (e) doing business in countries whose economies are expanding. The Fund may also invest in foreign companies without substantial business in the


                          9 Program Investment Options

United States. The Fund may invest in other equity-type investments, and may at times be less diversified than a traditional equity portfolio.


The Fund may also invest in short-term debt securities such as corporate notes, and temporarily invest in money market investments, including our Separate Account No. 2A. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.


RISKS OF INVESTMENT STRATEGIES


See "Risks of Investing in the Funds", below, for information on the risks associated with an investment in the Funds generally, and in the Alliance Aggressive Equity Fund specifically. Note, however, that due to the Alliance Aggressive Equity Fund's aggressive investment policies and less diversified investments, this Fund provides greater growth potential and greater risk than the Alliance Growth Equity and Alliance Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.


THE ALLIANCE BALANCED FUND


OBJECTIVES

The Alliance Balanced Fund seeks both appreciation of capital and current income by investing in a diversified portfolio of common stocks, other equity-type securities and longer-term fixed income securities. The Fund also seeks current income by investing in publicly traded debt securities and short-term money market instruments. The Fund maintains its own portfolio of securities.


INVESTMENT STRATEGIES


The Alliance Balanced Fund varies the portion of its assets invested in each type of security in accordance with our evaluation of economic conditions, the general level of common stock prices, anticipated interest rates and other relevant considerations, including our assessment of the risks associated with each investment medium.


In general, the Fund invests the greatest portion of it's assets in equity securities. During each of the past ten years, the Fund invested between 43% and 86% of its assets in equity securities, including equity-type securities such as convertible preferred stocks or convertible debt instruments.


The Fund's investment in non-money market debt securities consists primarily of
(a) publicly-traded securities issued or guaranteed by the United States Government or its agencies or instrumentalities and (b) corporate fixed income securities, including, but not limited to, bank obligations, notes, asset-backed securities, mortgage pass-through obligations, collateralized mortgage obligations, zero coupon bonds, and preferred stock. The Fund may also buy debt securities with equity features such as conversion or exchange rights, warrants for the acquisition of stock, or participations based on revenues, sales or profits. The Fund only invests in investment grade non-money market debt securities, i.e., those rated, at the time of acquisition, BBB or higher by Standard & Poor's Corporation (S&P) or Baa or higher by Moody's Investors Services, Inc. (Moody's) or, if unrated, are of comparable investment quality. The average maturity of the debt securities held by the Fund varies according to market conditions and the stage of interest rate cycles. The Fund may realize gains on debt securities when such action is considered advantageous in light of existing market conditions.


The Fund also may invest (a) up to 10% of its total assets in restricted securities; (b) in foreign companies without substantial business in the United States; (c) in repurchase agreements; and (d) in money market securities, either directly or through our Separate Account No. 2A. The Fund may also purchase and sell securities on a when-issued or delayed delivery basis.

Finally, the Fund may (a) invest in put and call options and (b) trade in stock index or interest rate futures, and foreign currency forward contracts, for hedging purposes only. In option transactions, the economic benefit will be offset by the cost of the option, while any loss would be limited to such cost. The Fund also enters into hedging transactions. These transactions are undertaken only when any required regulatory procedures have been completed and when


                         10 Program Investment Options
economic and market conditions indicate that such transactions would serve the best interests of the Fund.


RISKS OF INVESTMENT STRATEGIES

See "Risks of Investing in the Funds", below, for information on the risks associated with an investment in the Funds generally, and in the Alliance Balanced Fund specifically.


INVESTMENT MANAGER

We manage the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds. We currently use the personnel and facilities of Alliance Capital Management L.P. ("Alliance") for portfolio management, securities selection and transaction services. We are the indirect majority-owners of Alliance, a publicly-traded limited partnership. We and Alliance are each registered investment advisers under the Investment Advisers Act of 1940.

Alliance acts as investment adviser to various separate accounts of Equitable Life and other affiliated insurance companies. Alliance also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 1998, Alliance had total assets under management of $286 billion. Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

The Investment Committee of our Board of Directors must authorize or approve the securities held in the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds. Subject to the Investment Committee's broad supervisory authority, our investment officers and managers have complete discretion over the assets of these Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, we allocate investment opportunities among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.


We, together with Equitable Life's parent company, own 72.2% of the outstanding common stock of Donaldson, Lufkin & Jenrette, Inc. (DLJ). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies correspondent services, including order execution, securities clearance and other centralized financial services, to numerous independent regional securities firms and banks.

To the extent permitted by law and consistent with the Fund transaction practices discussed in the prospectus, and subject to the consent of Fund contractholders, the Funds may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. In 1998, there were no such transactions through DLJ subsidiaries.



                         11 Program Investment Options

THE HUDSON RIVER TRUST


The Hudson River Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it includes various Portfolios, three of which are offered through this Program. The Hudson River Trust commenced operations in January 1987. The Hudson River Trust does not impose a sales charge or "load" for buying and selling its shares. The Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds invest in corresponding Portfolios of The Hudson River Trust. Alliance is also the investment adviser of The Hudson River Trust. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding Portfolios. The table below shows the names of the corresponding Portfolios, their investment objectives, and their advisers.



--------------------------------------------------------------------
                                        PORTFOLIO
                       ---------------------------------------------
   INVESTMENT FUND        NAME          OBJECTIVE         ADVISER
--------------------------------------------------------------------

   Alliance Global     Alliance         Long-term         Alliance
   Fund                Global           growth of
                       Portfolio        capital
--------------------------------------------------------------------
   Alliance            Alliance         High total        Alliance
   Conservative        Conservative     return
   Investors Fund      Investors        without
                       Portfolio        undue risk
                                        to principal
--------------------------------------------------------------------
   Alliance Growth     Alliance         High total        Alliance
   Investors Fund      Growth           return
                       Investors        consistent
                       Portfolio        with
                                        reasonable
                                        risk
--------------------------------------------------------------------



PLEASE REFER TO THE PROSPECTUS AND SAI OF THE HUDSON RIVER TRUST FOR A MORE DETAILED DISCUSSION OF INVESTMENT OBJECTIVES AND STRATEGIES, ADVISERS, RISK FACTORS AND OTHER INFORMATION CONCERNING THE TRUST AND ITS PORTFOLIOS.



                         12 Program Investment Options

THE EQ ADVISORS TRUST


The EQ Advisors Trust is a registered open-end management investment company that offers a selection of professionally managed investment portfolios. The EQ Advisors Trust commenced operations on May 1, 1997. As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among eighteen Portfolios. Each Portfolio is a separate series of the Trust with its own objective and policies. The EQ Advisors Trust does not impose sales charges or "loads" for buying and selling their shares.

EQ Financial Consultants, Inc. ("EQ Financial"), subject to the supervision and direction of the Trustees of EQ Advisors Trust, manages and administers EQ Advisors Trust. EQ Financial is an investment adviser registered under the Investment Advisers Act of 1940, and a broker-dealer registered under the Securities Exchange Act of 1934. EQ Financial currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. EQ Financial is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable Life.

EQ Financial is responsible for providing management and administrative services to EQ Advisors Trust and selects the investment advisers for EQ Advisors Trust's Portfolios, monitors the EQ Advisors Trust Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQ Advisors Trust with various federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to a service agreement, Chase Global Funds Services Company assists EQ Financial in the performance of its administrative responsibilities to the EQ Advisors Trust with other necessary administrative, fund accounting and compliance services. EQ Financial's main office is located at 1290 Avenue of the Americas, New York, NY 10104.

The MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds invest in corresponding Portfolios of the EQ Advisors Trust. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding Portfolios. The table below shows the names of the corresponding Portfolios, their investment objectives, and their advisers.



-----------------------------------------------------------------
                                     PORTFOLIO
   INVESTMENT    ------------------------------------------------
     FUND             NAME       OBJECTIVE          ADVISER
-----------------------------------------------------------------

 T. Rowe Price   T. Rowe        Substantial    T. Rowe Price
 Equity          Price Equity   dividend       Associates, Inc.
 Income Fund     Income         income and
                 Portfolio      capital
                                appreciation
-----------------------------------------------------------------
 MFS             MFS            Long-term      Massachusetts
 Research        Research       growth of      Financial Services
 Fund            Portfolio      capital and    Company
                                future
                                income
-----------------------------------------------------------------
 Warburg         Warburg        Long-term      Warburg Pincus
 Pincus Small    Pincus Small   capital        Asset
 Company         Company        appreciation   Management, Inc.
 Value Fund      Value
                 Portfolio
-----------------------------------------------------------------
 Merrill Lynch   Merrill        High total     Merrill Lynch
 World           Lynch World    investment     Asset
 Strategy Fund   Strategy       return         Management, L.P.
                 Portfolio
-----------------------------------------------------------------
 BT Equity       BT Equity      Replicate      Bankers Trust
 500 Index       500 Index      the total      Company
 Fund            Portfolio      return of
                                the S&P
                                500 Index
-----------------------------------------------------------------



PLEASE REFER TO THE PROSPECTUS AND SAI OF THE EQ ADVISORS TRUST FOR A MORE DETAILED DISCUSSION OF INVESTMENT OBJECTIVES AND STRATEGIES, ADVISERS, RISK FACTORS AND OTHER INFORMATION CONCERNING THE TRUST AND ITS PORTFOLIOS.



                         13 Program Investment Options

RISKS OF INVESTING IN THE FUNDS


All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See The Hudson River Trust prospectus for risk factors and investment techniques associated with an investment in the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds. See the EQ Advisors Trust prospectus for risks and factors and investment techniques associated with an investment in the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds.

Important factors associated with an investment in the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds are discussed below.

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments - and, therefore, the value of the Fund's units - to fluctuate.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. The Alliance Aggressive Equity Fund invests primarily in the securities of medium and smaller sized companies, although the Alliance Growth Equity and Alliance Balanced Funds may also make these investments. The securities of small and medium sized, less mature, lesser known companies involves greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.


The Funds also run a risk of increased and more rapid fluctuations in the value of its investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $2 billion) and medium (between $2 and $10 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds - and, therefore, the value of the Fund's units - will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.



                          14 Program Investment Options

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the Alliance Growth Equity, Aggressive Equity and Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds may be unable to quickly sell its restricted security holdings at fair market value.


The following discussion describes investment risks unique to either the Alliance Growth Equity Fund, Alliance Aggressive Equity Fund or the Alliance Balanced Fund.


INVESTMENT CONCENTRATION. Concentrating the Alliance Growth Equity Fund's equity holdings in the stocks of a few companies increases the risk of loss, because a decline in the value of one of these stocks would have a greater impact on the Fund. As of December 31, 1998, the Fund held 27.4% of its net assets in the stocks of four issuers. See Separate Account No. 4 (Pooled) Statement of Investments and Net Assets in the SAI.


AGGRESSIVE INVESTMENT POLICIES. Due to the Alliance Aggressive Equity Fund's aggressive investment policies and less diversified investments, this Fund provides greater growth potential and greater risk than the Alliance Growth Equity and Alliance Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

ASSET ALLOCATION POLICIES. The Alliance Balanced Fund varies the portion of it's assets invested in equity and non-equity securities with our evaluation of various factors. The Fund is subject to the risk that we may incorrectly predict changes in the relative values of the stock and bond markets.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage pass-through securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the Alliance Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Alliance Balanced Fund may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the market value of such securities at the time of settlement may be more or less than the purchase price then payable. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.



                         15 Program Investment Options

DEBT INSTRUMENTS ISSUED BY SCHEDULE B BANKS. The Alliance Balanced Fund may invest in debt instruments issued by Schedule B Banks, which are foreign branches of United States banks. Schedule B Banks are not required to maintain the same financial reserves which are required of United States banks, but Schedule B Bank certificates of deposit are fully guaranteed by the U.S. parent of the issuing bank. Debt instruments issued by Schedule B Banks may include certificates of deposit and time deposits of London branches of United States banks ("Eurodollars"). Eurodollar investments are subject to the types of risks associated with foreign securities. London branches of the United States banks have extensive government regulation which may limit both the amount and the type of loans and interest rates. In addition, the banking industry's profitability is closely linked to prevailing money market conditions for financing lending operations. Both general economic conditions and credit risks play an important part in the operations of the banking industry. United States banks are required to maintain reserves, are limited in how much they can loan to a single borrower and are subject to other regulations to promote financial soundness. Not all of these laws and regulations apply to foreign branches of United States banks.


HEDGING TRANSACTIONS. The Alliance Balanced Fund may engage in hedging transactions which are designed to protect against anticipated adverse price movements in securities owned or intended to be purchased by the Fund. When interest rates go up, the market value of outstanding debt securities declines and vice versa. In recent years the volatility of the market for debt securities has increased significantly, and market prices of longer-term obligations have been subject to wide fluctuations, particularly as contrasted with those of short-term instruments. The Fund will take certain risks into consideration when determining which, if any, options or financial futures contracts it will use. If the price movements of hedged portfolio securities are in fact favorable to the Fund, the hedging transactions will tend to reduce and may eliminate the economic benefit to the Fund which otherwise would result. Also, the price movements of options and futures used for hedging purposes may not correlate as anticipated with price movements of the securities being hedged. This can make a hedge transaction less effective than anticipated and could result in a loss. The options and futures markets can sometimes become illiquid and the exchanges on which such instruments are traded may impose trading halts or delays on the exercise of options and liquidation of futures positions in certain circumstances. This could in some cases operate to the Fund's detriment.


ADDITIONAL INFORMATION ABOUT THE FUNDS


CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds if the New York State Insurance Department approves the change.

The investment objectives of the Portfolios of The Hudson River Trust underlying the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds can only be changed by a majority vote of shareholders of those Portfolios. See "Voting Rights." The investment objectives of the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds of the EQ Advisors Trust may be changed by the Board of Trustees of the EQ Advisors Trust without the approval of shareholders.


VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the Guaranteed Options. We do, however, have the right to vote shares of The Hudson River Trust and the EQ Advisors Trust held by the funds.

If The Hudson River Trust or EQ Advisors Trust holds a meeting of shareholders, we will vote shares The Hudson River Trust allocated to the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds and the shares of the EQ Advisors Trust allocated to the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds in accordance with instructions received from employers, participants or trustees, as the case


                         16 Program Investment Options
may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to The Hudson River Trust and the EQ Advisors Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.

Currently, we control The Hudson River Trust and EQ Advisors Trust. These Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. We generally will vote shares held by these separate accounts which will generally be voted according to the instructions of the owners of insurance policies and contracts funded through those separate accounts, thus diluting the effect of your voting instructions.

See "Proposed Substitution of Portfolios" under "More Information" for information regarding the proposed substitution of newly created Portfolios of EQ Advisors Trust for Portfolios of The Hudson River Trust currently available under the variable investment options.

THE GUARANTEED OPTIONS

We offer three different Guaranteed Options:

o two Guaranteed Rate Accounts (GRAs), and

o our Money Market Guarantee Account.

We guarantee the amount of your contributions to the Guaranteed Options and the interest credited. Contributions to the Guaranteed Options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.


Your investment in a Guaranteed Option is not regulated by the Securities and Exchange Commission, and the following discussion about the Guaranteed Options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.


GUARANTEED RATE ACCOUNTS


We offer a GRA that matures in three years (3-year GRA) or a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate then in effect when your contribution is credited. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and Expenses."

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. You may call the AIM System to obtain our current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature Withdrawals and Transfers from a GRA" in the SAI.


PREMATURE WITHDRAWALS AND TRANSFERS

o You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.

o You may transfer other amounts at any time to a GRA at the current guaranteed rate.

o Withdrawals may be made from a GRA before maturity if: you are disabled; you attain age 70 1/2; you die; or you are not self-employed and your employment is terminated.

o You may not remove GRA funds before maturity to take a loan, hardship or other in-service withdrawal, as a result of a trustee-to-trustee transfer, or to receive benefits from a terminated plan.


                         17 Program Investment Options

o Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for Withdrawals, Distributions and Transfers from a GRA" in the SAI.


MONEY MARKET GUARANTEE ACCOUNT


All contributions to the Money Market Guarantee Account earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. The rate will approximate current market rates for money market mutual funds minus these fees. You may call the AIM System to obtain the current monthly rate. On January 1 each year we set an annual minimum rate for this Account. The minimum guaranteed interest rate for 1999 is 2.5% (before fees).

Contributions may be made at any time and will earn the current rate from the day after the contribution is credited through the end of the month or, if earlier, the day of transfer or withdrawal. Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.


DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers.



                         18 Program Investment Options

3 HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS


When you invest in a Fund, your contribution or transfer is used to purchase "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.


On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.


For a description of how Fund unit values are computed, see "How We Compute Unit Values for the Funds" in the SAI.



               19 How we value your account balance in the funds

4 TRANSFERS AND ACCESS TO YOUR ACCOUNT


TRANSFERS AMONG INVESTMENT OPTIONS


You may transfer some or all of your amounts among the investment options if you participate in the Members Retirement Plan. Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to or from the Money Market Guarantee Account and the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding Portfolio of The Hudson River Trust or the EQ Advisors Trust, as applicable.


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM

Participants may use our automated AIM System to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use the AIM System, you must have a touch-tone telephone. We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.


We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the AIM System. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions we reasonably believe to be genuine.

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

[sidebar open]
A business day is any day on which both the New York Stock Exchange and we are open, and generally ends at 4:00 p.m. Eastern Time. We may, however, close due to emergency conditions.
[sidebar close]


PARTICIPANT LOANS


Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer.


Loans are subject to restrictions under Federal tax laws and ERISA. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. A loan may not be taken from the Guaranteed Rate Accounts prior to maturity. If a participant is married, written spousal consent will be required for a loan.

If you are a sole proprietor, 10% or more partner, or a shareholder-employee of an S Corporation who owns more than 5% of the shares (or a family member of any of the above as defined under Federal income tax laws), you presently may not borrow from your vested account balance without first obtaining a prohibited transaction exemption from the Department of Labor. Participants should consult with their attorneys or tax advisors regarding the advisability and procedures for obtaining such an exemption.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. Interest paid on a retirement plan loan is not deductible.


CHOOSING BENEFIT PAYMENT OPTIONS


The Program offers a variety of benefit payment options. If you are a participant in a self-directed or individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:


o Qualified Joint and Survivor Annuity

o Joint and Survivor Annuity Options, some with optional Period Certain

o Lump Sum Payment

o Installment Payments

o Life Annuity

o Life Annuity - Period Certain

o Cash Refund Annuity

                    20 Transfers and access to your account

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

[sidebar open]
The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the Alliance Growth Equity Fund.
[sidebar close]

See "Types of Benefits" in the SAI for detailed information regarding each of the benefit payout options, and "Procedures for Withdrawals, Distributions and Transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the Alliance Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. In most cases an annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants. The annuity administrative charge may be greater than $350 in that case.

SPOUSAL CONSENT


If a participant is married and has an account balance greater than $5,000, federal law generally requires payment of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal Consent Requirements" under "Types of Benefits" in the SAI. Certain self-directed prototypes and individually designed plans are not subject to these requirements.


BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

o If you die before the entire benefit due you has been paid, the remainder of your benefits will be paid to your beneficiary.

o If you die before you are required to begin receiving benefits, the law requires your entire benefit to be distributed no more than five years after your death. There are exceptions - (1) A beneficiary who is not your spouse may elect payments over his/her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin within one year of your death. (2) If your benefit is payable to your spouse, your spouse may elect to receive benefits over his/her life or a period certain which does not exceed his or her life expectancy beginning any time up to the date you would have attained age 70 1/2 or, if later, one year after your death, or (3) Your spouse may be able to roll over all or part of the death benefit to a traditional (not Roth) individual retirement arrangement.

o If at your death you were already receiving annuity benefits, your beneficiary will receive the survivor benefits, if any, under the form of the annuity selected. If an annuity benefit was not selected, your beneficiary can continue to receive benefits based on the payment option you selected or can select a different payment option so long as payments are made at least as rapidly as with the payment option you originally selected.

o To designate a beneficiary or to change an earlier designation, have your employer send us your completed beneficiary designation form. Your spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Procedures for Withdrawals, Distributions and Transfers - Spousal Consent Requirements" in the SAI.

Under the Members Retirement Plan, on the day we receive proof of your death, we automatically transfer your Account Balance in the Funds to the Money Market Guarantee Account unless your beneficiary instructs otherwise. All amounts are held until your beneficiary requests a distribution or transfer. Our Account Executives can explain these and other requirements affecting death benefits.


                     21 Transfers and access to your account

5 THE PROGRAM


The Members Retirement Program consists of several types of retirement plans and two retirement plan Trusts, the Master Trust and the Pooled Trust. Each of the Trusts invests exclusively in the group annuity contracts described in this prospectus. The Program is sponsored by Equitable Life. The Program had 10,238 participants and approximately $200 million in assets at December 31, 1998.


This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Participation Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How To Reach Us - Information on Joining the Program" on the back cover of the prospectus.


SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

o Choose, the MEMBERS RETIREMENT PLAN - which automatically gives you a full range of services from Equitable Life. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Members Retirement Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

[sidebar open]
The Members Retirement Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional 401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both. [sidebar close]

o Choose the SELF-DIRECTED PROTOTYPE PLAN - which gives you added flexibility in choosing investments. This is a defined contribution prototype plan which can be used to combine the Program investment options with your own individual investments such as stocks and bonds. With this plan you must adopt our Pooled Trust and maintain a minimum balance of $25,000 at all times.


  You must arrange separately for plan level accounting and brokerage services. We provide recordkeeping services only for plan assets held in the Pooled Trust. You can use any plan recordkeeper or you can arrange through us to hire Trustar Retirement Services at a special rate. You can also arrange through us brokerage services from our affiliate, DLJ Direct, at special rates or use the services of any other broker.

[sidebar open]
The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.
[sidebar close]

o Maintain our POOLED TRUST FOR INDIVIDUALLY DESIGNED PLANS - and use our Pooled Trust for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.


Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.



                                 22 The Program

GETTING STARTED

If you choose the Members Retirement Plan, you as the employer or trustee must complete a Participation Agreement.

If you choose the Self-Directed Prototype Plan, you must complete the Prototype Plan adoption agreement as well as a Participation Agreement in order to use the Pooled Trust.

As an employer, you are responsible for the administration of the plan you choose. If you have a Self-Directed Prototype Plan, you are also responsible for appointing a plan trustee. Please see "Your Responsibilities as Employer" in the SAI.


HOW TO MAKE PROGRAM CONTRIBUTIONS

Contributions must be in the form of a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars, and made payable to Equitable Life. All contribution checks should be sent to Equitable Life at the address shown "For Contribution Checks Only" in the "Information Once You Join the Program" section under "How to Reach Us" in this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.


All contributions must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed. Contributions are only accepted from the employer. Employees may not send contributions directly to the Program.

There is no minimum amount which must be contributed for investment if you adopt the Members Retirement Plan, or if you have your own individually designed plan that uses the Pooled Trust. If you adopt our self-directed prototype plan, you must, as indicated above, keep at least $25,000 in the Pooled Trust at all times.


ALLOCATING PROGRAM CONTRIBUTIONS


Under the Members Retirement Plan participants make all of the investment decisions.

Investment decisions in the Self-Directed Prototype Plan and individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.


Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.


IF WE DO NOT RECEIVE ADEQUATE INSTRUCTIONS, WE WILL ALLOCATE YOUR CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT UNTIL WE ARE PROPERLY INSTRUCTED OTHERWISE.


WHEN TRANSACTION REQUESTS ARE EFFECTIVE. Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Members Retirement Plan, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.


Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and instructions, and the new or amended plan opinion letter.


                                 23 The Program

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS


Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules Applicable to Participant Distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax Information."


AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT. These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding Portfolio of The Hudson River Trust or the EQ Advisors Trust, as applicable.

GUARANTEED RATE ACCOUNTS. Withdrawals generally may not be taken from GRAs prior to maturity. See "Guaranteed Rate Accounts."

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.


RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax Information" in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.

In general, under the Members Retirement Plan or our Self-Directed Prototype Plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit Payment Options" under "Transfers and Access to Your Money," and "Tax Information" for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age
70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

o You may withdraw all or part of your Account Balance under the Members Retirement Plan attributable to post-tax employee contributions at any time, provided that you withdraw at least $300 at a time (or, if less, your entire post-tax Account Balance).

o If you are married, your spouse must generally consent in writing before you can make any type of withdrawal except to purchase a Qualified Joint or a Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

o Employees may generally not receive a distribution prior to separation from service.

o Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan and our self-directed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your


                                 24 The Program
plan. See "Procedures for Withdrawals, Distributions and Transfers" in the SAI for a more detailed discussion of these general rules.

Generally you may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts."



                                 25 The Program

6 PERFORMANCE INFORMATION

The investment performance of the Funds reflects changes in unit values experienced over time. The unit value calculations for the Funds include all earnings, including dividends and realized and unrealized capital gains. Unlike the typical mutual fund, the Funds reinvest, rather than distribute, their earnings.

The following tables show the annual percentage change in Fund unit values, and the average annual percentage change in Fund unit values, for the periods ended December 31, 1998. You may compare the performance results for each Fund with the data presented for certain unmanaged market indices, or "benchmarks."

Performance data for the benchmarks do not reflect any deductions for investment advisory, brokerage or other expenses of the type typically associated with an actively managed investment fund. This overstates their rates of return and limits the usefulness of the benchmarks in assessing the performance of the Funds. The benchmark results have been adjusted to reflect reinvestment of dividends and interest for greater comparability. The benchmarks are:

o Standard and Poor's 500 Index ("S&P 500") - a weighted index of the securities of 500 companies widely regarded by investors as representative of the stock market.

o Standard & Poor's MidCap 400 (Total Return) Index (S&P MidCap TR) - a market-weighted index with each stock affecting the index in proportion to its market value. It consists of 400 domestic stocks chosen for market size (median market capitalization falls in the $200 million to $5 billion range), liquidity, and industry group representation.

o Lehman Aggregate Index - a bond index which includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

o Lehman Government/Corporate Bond Index (Lehman) - an index widely regarded by investors as representative of the bond market.

o Lehman Treasury Bond Index (Lehman Treasury) - a bond index which includes all public obligations of the U.S. Treasury (excluding foreign targeted issues).

o Morgan Stanley Capital International World Index (MSCI World) - an arithmetical average weighted by market value of the performance of 1,520 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East.

o Consumer Price Index (Urban Consumers - not seasonally adjusted)(CPI) - an index of inflation.

The annual percentage change in unit values represents the percentage increase or decrease in unit values from the beginning of one year to the end of that year. The average annual rates of return are time-weighted, assume an investment at the beginning of each period, and include the reinvestment of investment income.

Historical results are presented for the Funds for the periods during which the Funds were available under the Program. Hypothetical results were calculated for prior periods. The Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds became available under the Program on July 1, 1993. The performance figures prior to that date for these Funds reflect (1) hypothetical performance based on the actual performance of the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Portfolios, respectively, from the date each commenced operations and (2) the deduction of the Program Expense Charge, the financial accounting fee and the daily accrual of direct expenses attributable to the Alliance Growth Equity Fund. After July 1, 1993, they reflect actual performance and, for 1993, annualized actual expenses. See:
"Deductions and Charges".


Historical results are presented for the Funds for the periods during which the Funds were available under the Program. See the attached EQ Advisors Trust prospectus for historical performance information regarding those portfolios. Such



                           26 Performance information
information does not reflect the Program Expense Charge that would reduce the results shown in the EQ Advisors Trust prospectus. The MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income and Merrill Lynch World Strategy Funds became available under the Program on August 1, 1997. The respective Portfolios of the EQ Advisors Trust commenced operations on May 1, 1997. The BT Equity 500 Index Fund became available on July 1, 1998. The BT Equity 500 Index Portfolio commenced operations on December 31, 1997.

The performance shown does not reflect any record maintenance and report or enrollment fees. No provisions have been made for the effect of taxes on income and gains or upon distribution. Past performance is not an indication of future performance.



                           27 Performance information

ANNUAL PERCENT CHANGES IN FUND UNIT VALUES*



------------------------------------------------------------------------------------
                                       ANNUAL PERIOD ENDING LAST BUSINESS DAY OF
------------------------------------------------------------------------------------
FUND                                1989        1990       1991      1992      1993
------------------------------------------------------------------------------------
Alliance Growth Equity              43.0       -12.3%      50.4%      0.1%     18.0%
Alliance Aggressive Equity          45.2         7.5       85.1      -4.2      13.1
Alliance Balanced                   24.9        -1.9       39.7      -3.9      10.8
Alliance Global                     25.4        -7.4       29.1      -1.9      30.8
Alliance Conservative Investors      1.7         5.0       18.4       4.3       9.4
Alliance Growth Investors            2.6         9.4       47.3       3.5      13.9
MFS Research                           -           -          -         -         -
Merrill Lynch World Strategy           -           -          -         -         -
T. Rowe Price Equity Income            -           -          -         -         -
Warburg Pincus Small Co. Value         -           -          -         -         -
------------------------------------------------------------------------------------
COMPARATIVE INDICES
------------------------------------------------------------------------------------
S&P 500                             31.7%       -3.1%      30.5%      7.6%     10.1%
S&P Midcap TR                       35.6        -5.1       50.1      11.9      13.9
S&P 500/Lehman Aggregate            23.1         2.9       23.2       7.5       9.9
(50%/50%)
MSCI World                          16.6       -17.0       18.3      -5.2      22.5
S&P 500/Lehman Treasury (30%/70%)   19.6         5.1       19.8       7.3      10.5
S&P 500/Lehman (70%/30%)            26.5         0.3       26.2       7.6      10.3
CPI                                  4.6         6.2        3.0       2.9       2.7
Russell 2000 Value                  12.4       -21.8       41.7      29.1      23.8
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                       ANNUAL PERIOD ENDING LAST BUSINESS DAY OF
------------------------------------------------------------------------------------
FUND                                1994        1995       1996      1997      1998
------------------------------------------------------------------------------------
Alliance Growth Equity              -2.8%       30.3%      16.4%     25.5%     -3.8%
Alliance Aggressive Equity          -5.1        29.6       20.9      10.6     -14.5
Alliance Balanced                   -9.2        18.9       10.0      12.1      18.0
Alliance Global                      3.6        16.8       12.9      10.1      20.1
Alliance Conservative Investors     -5.9        18.3        3.7      11.7      12.3
Alliance Growth Investors           -4.8        24.2       11.0      15.2      17.5
MFS Research                           -           -          -         -      22.4
Merrill Lynch World Strategy           -           -          -         -       5.3
T. Rowe Price Equity Income            -           -          -         -       7.6
Warburg Pincus Small Co. Value         -           -          -         -      -11.3
-----------------------------------------------------------------------------------
COMPARATIVE INDICES
-----------------------------------------------------------------------------------
S&P 500                              1.3%       37.6%      23.0%     33.4%     28.6%
S&P Midcap TR                       -3.6        30.9       19.2      32.3      19.1
S&P 500/Lehman Aggregate            -0.8        28.0       13.3      21.5      18.6
(50%/50%)
MSCI World                           5.1        20.7       13.5      15.8      24.3
S&P 500/Lehman Treasury (30%/70%)   -2.0        24.1        8.8      16.7      15.6
S&P 500/Lehman (70%/30%)            -0.1        32.1       16.9      26.3      22.9
CPI                                  2.7         2.9        3.3       1.9       1.6
Russell 2000 Value                  -1.6        25.7       21.4      31.8      -6.5
------------------------------------------------------------------------------------



* Hypothetical performance shown in bold.


                           28 Performance information

AVERAGE ANNUAL PERCENTAGE
CHANGE IN FUND UNIT VALUES -
YEARS ENDING DECEMBER 31, 1998*



----------------------------------------------------------------------------------
FUND                                10 YEARS     5 YEARS     3 YEARS     1 YEAR
----------------------------------------------------------------------------------
Alliance Growth Equity                14.7%        12.2%       12.0%        -3.8%
Alliance Aggressive Equity            16.0          7.0         4.6        -14.5
Alliance Balanced                     11.1          9.5        13.3         18.0
Alliance Global                       13.3         12.6        14.3         20.1
Alliance Conservative Investors          -          7.7         9.2         12.3
Alliance Growth Investors                -         12.2        14.5         17.5
MFS Research                             -            -           -         22.4
Merrill Lynch World Strategy             -            -           -          5.3
T. Rowe Price Equity Income              -            -           -          7.6
Warburg Pincus Small Co. Value           -            -           -        -11.3
----------------------------------------------------------------------------------
COMPARATIVE INDICES
----------------------------------------------------------------------------------
S&P 500                               19.2%        24.1%       28.2%        28.6%
S&P Midcap TR                         19.3         18.8        23.4         19.1
S&P 500/Lehman Aggregate (50%/50%)    15.2         16.9        18.7         18.6
MSCI World                            10.7         15.7        17.8         24.3
S&P 500/Lehman Treasury (30%/70%)     13.1         13.4        14.5         15.6
S&P 500/Lehman (70%/30%)              17.0         20.0        22.7         22.9
CPI                                    3.1          2.4         2.2          1.6
Russell 2000 Value                    14.0         13.1        14.4         -6.5



* Hypothetical performance shown in bold.


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS OR UPON DISTRIBUTION.



                           29 Performance information

7 CHARGES AND EXPENSES

You will incur two general types of charges under the Program:

(1) Charges imposed on amounts invested in the Program - these apply to all amounts invested in the Program (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the Guaranteed Options.

(1) Plan and transaction charges - these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.


We make no deduction from your contributions or withdrawals for sales expenses.


CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM


PROGRAM EXPENSE CHARGE


We assess the Program expense charge as a daily charge at an annual rate of 1.00% of your account balance held in all the investment options. The purpose of this charge is to cover the expenses that we incur in connection with the Program.


We apply the Program expense charge toward the cost of maintenance of the investment options, promotion of the Program, commissions, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 1998 we received $1,933,379 under the Program expense charge then in effect.

INVESTMENT MANAGEMENT AND ACCOUNTING FEES

The computation of unit values for each of the Funds named below also reflects fees charged for investment management and accounting. We receive fees for investment management services for the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds. The investment management and accounting fee covers the investment management and financial accounting services we provide for these Funds, as well as a portion of our related administrative costs. This fee is charged daily at an effective annual rate of
 .50% of the net assets of the Alliance Growth Equity and Balanced Funds and an effective annual rate of .65% for the Alliance Aggressive Equity Fund.

We receive fees for financial accounting services for the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds. This fee is charged daily at an effective annual rate of .20% of the net assets of these Funds.

OTHER EXPENSES BORNE BY THE FUNDS

HUDSON RIVER TRUST ANNUAL EXPENSES. The Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds are indirectly subject to investment advisory and other expenses charged against assets of the corresponding Portfolios of The Hudson River Trust. These expenses are described in The Hudson River Trust prospectus accompanying this prospectus.

EQ ADVISORS TRUST ANNUAL EXPENSES. The MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds are subject to investment management and advisory fees, 12b-1 fees and other expenses charged against assets of the corresponding Portfolios of the EQ Advisors Trust. These expenses are described in the EQ Advisors Trust prospectus accompanying this prospectus.

OTHER EXPENSES. Certain costs and expenses are charged directly to the Funds. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports, proxy mailings, other


                            30 Charges and expenses
mailing costs, legal expenses and (for the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds only) custodians' fees and outside auditing expenses.


PLAN AND TRANSACTION EXPENSES


MEMBERS RETIREMENT PLAN, PROTOTYPE SELF-DIRECTED PLAN AND INVESTMENT ONLY FEES

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your Account Balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

PROTOTYPE SELF-DIRECTED PLAN FEES. Employers who participate in our Prototype Self-Directed Plan incur additional fees not payable to us, such as brokerage and administration fees.

INDIVIDUAL ANNUITY CHARGES


ANNUITY ADMINISTRATIVE CHARGE. If a participant elects an annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment.


CHARGE FOR APPLICABLE TAXES. In certain jurisdictions, amounts used to purchase an annuity are subject to charges for premium or other applicable taxes (rates currently range up to 5%). Taxes depend, among other things, on your place of residence, applicable laws and the form of annuity benefit you select. We will deduct such charges based on your place of residence at the time the annuity payments begin.

FEES PAID TO ASSOCIATIONS. We may pay associations a fee for enabling the Program to be made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

GENERAL INFORMATION ON FEES AND CHARGES

We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 1998 we received total fees and charges under the Program of $3,137,479.


                            31 Charges and expenses

8 TAX INFORMATION

In this section, we briefly outline current federal income tax rules relating to adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI. We do not discuss the effect, if any, of state tax laws that may apply. For tax advice, we suggest that you consult your tax advisor.

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of qualified retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may also change. There is no way of predicting whether, when or in what form any such change would be adopted.


Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

Because you are buying a contract to fund a retirement plan that already provides tax deferral under Federal income tax rules, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide additional benefits.


INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS


In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally speaking, only your post-tax contributions, if any, are not taxed when distributed.

LUMP SUM DISTRIBUTIONS. If we distribute your benefits to you in a lump sum after you have participated in the plan for at least five taxable years, you may be able to use five-year averaging. Under this method, you calculate the tax on the lump sum distribution separately from taxes on any other income you may have during the year. You calculate the tax at ordinary income tax rates in the year of the distribution, but as if it were your only income in each of five years. The tax payable is the sum of the five years' calculations. To qualify for five-year averaging, the distribution must consist of your entire balance in the plan and must occur in one taxable year after you have attained age 59 1/2. Five-year averaging is available only for one lump sum distribution.

If you were born before 1936, you may elect to have special rules apply to one lump sum distribution. You may elect either ten-year averaging using 1986 rates or five-year averaging using then current rates. In addition, you may elect separately to have the portion of your distribution attributable to pre-1974 contributions taxed at a flat 20% rate.

Effective January 1, 2000, you may no longer use five year averaging on lump sum distributions.

ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan or traditional individual retirement arrangement ("IRA"), or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory federal income tax withholding will apply unless the distribution is directly transferred to a qualified plan or IRA. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI for a more detailed discussion.

ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

                               32 Tax information

IN SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other qualified plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 and (d) distributions you use to pay deductible medical expenses.


WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly transferred to a qualified plan or IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depENds on the type of distribution. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI. Under the Members Retirement Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan or our prototype self-directed plan we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.


OTHER TAX CONSEQUENCES


Federal estate and gift and state and local estate, inheritance, and other tax consequences of participation in the Program depend on the residence and the circumstances of each participant or beneficiary. For complete information on federal, state, local and other tax considerations, you should consult a qualified tax advisor.


                               33 Tax information

9 MORE INFORMATION


ABOUT PROGRAM CHANGES OR TERMINATIONS


AMENDMENTS. The group annuity contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We will continue to hold amounts allocated to the Guaranteed Rate Accounts until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.


IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.


ABOUT THE SEPARATE ACCOUNTS

Each Investment Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account's operations are accounted for without regard to Equitable Life's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts.


The separate accounts that we call the Alliance Growth Equity, Alliance Aggressive Equity, and Alliance Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. The separate account which holds the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds was established in 1993. The separate account which holds the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account Nos. 51 and 66, however, purchase shares of The Hudson River Trust (Class IA shares) and EQ Advisors Trust (Class IB shares), respectively, and each trust is registered as an open-end management investment company under the 1940 Act.

PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of 14 newly created Portfolios of the EQ Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

o  We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisor Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value (i.e., the units you own) in the variable investment options will be the same as before the transaction.

o  The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about the Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

We will notify you when we receive SEC approval, and again when the Substitution is complete.

ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your policy and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the Year 2000 before, on or after January 1, 2000, and Equitable has identified those of its systems critical to business operations that were not Year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its Year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party service providers to seek confirmations that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options. Most third-party service providers have provided Equitable Life confirmations of their Year 2000 compliance. Equitable Life believes it is on schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as Year 2000 compliant, renovated, replaced or the subject of contingency plans, by June 30, 1999, except for one investment accounting system



                              34 More information
which is scheduled to be replaced by August 31, 1999 and confirmed as Year 2000 compliant by September 30, 1999. Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of Year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

There are many risks associated with Year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be Year 2000 compliant. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.


ABOUT OUR INDEPENDENT ACCOUNTANTS


The following financial statements included in the SAI as well as the following condensed financial information included in the prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

o The financial statements for Separate Account Nos. 3, 4, 10, and 51 as of December 31, 1998 and for each of the two years in the period then ended.

o The financial statements for Separate Account No. 66 as of December 31, 1998 and for the periods then ended.

o The financial statements for Equitable Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998.

o The condensed financial information for Separate Account Nos. 3, 4, 10, and 51 for each of the six years in the period ended December 31, 1998.

o The condensed financial information for Separate Account No. 66 for each of the periods ended December 31, 1998.


ABOUT THE TRUSTEE

As trustee, Chase Manhattan Bank serves as a party to the group annuity contract. It has no responsibility for the administration of the Program or for any distributions or duties under the group annuity contract.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate Account Balances of all participants and information necessary to complete annual IRS filings.


As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's web site at http://www.sec.gov.


ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into a Participation Agreement.


                              35 More information

APPENDIX I: CONDENSED FINANCIAL INFORMATION


These selected per unit data and ratios for the years ended December 31, 1998 through 1993 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports included in the SAI. For years prior to 1993, the condensed financial information was audited by other independent accountants. The financial statements of each of the Funds as well as the consolidated financial statements of Equitable Life are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.



SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

ALLIANCE GROWTH EQUITY FUND - INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA



----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------
                                                        1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------
Income                                                 $ 1.59        $ 1.53        $ 1.37         $ 1.84
Expenses (Note A)                                       (5.01)        (4.55)        (3.82)         (3.25)
Net income (loss)                                       (3.42)        (3.02)        (2.45)         (1.41)
Net realized and unrealized gain
  (loss) on investments (Note B)                        (8.33)        65.28         36.80          50.16
Net increase (decrease) in Alliance Growth Equity
  Fund Unit Value                                      (11.75)        62.26         34.35          48.75
Alliance Growth Equity Fund Unit Value
  (Note C):
  Beginning of year                                    306.51        244.25        209.90         161.15
  End of year                                          294.76        306.51        244.25         209.90
Ratio of expenses to average net assets
  attributable to the Program                            1.68%         1.65%         1.68%          1.74%
Ratio of net income (loss) to average net assets
  attributable to the Program                           (1.15)%       (1.10)%       (1.08)%        (0.76)%
Number of Alliance Growth Equity Fund Units
  outstanding at end of year (000's)                      228           241           228            214
Portfolio turnover rate (Note D)                           71%           62%          105%           108%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------------------
                                                        1994          1993*         1992          1991         1990        1989
----------------------------------------------------------------------------------------------------------------------------------
Income                                                $ 1.79         $ 1.75        $ 1.51        $ 1.37       $1.92      $ 1.70
Expenses (Note A)                                      (2.76)         (2.54)        (2.22)        (2.00)      (1.56)      (1.59)
Net income (loss)                                       (.97)          (.79)         (.71)         (.63)        .36         .11
Net realized and unrealized gain
  (loss) on investments (Note B)                       (3.76)         26.16           .77         47.67      (13.52)      31.92
Net increase (decrease) in Alliance Growth Equity
  Fund Unit Value                                      (4.73)         25.37           .06         47.04      (13.16)      32.03
Alliance Growth Equity Fund Unit Value
  (Note C):
  Beginning of year                                   165.88         140.51        140.45         93.41      106.57       74.54
  End of year                                         161.15         165.88        140.51        140.45       93.41      106.57
Ratio of expenses to average net assets
  attributable to the Program                           1.72%          1.69%         1.65%         1.68%       1.64%       1.74%
Ratio of net income (loss) to average net assets
  attributable to the Program                          (0.60)%        (0.52)%       (0.53)%       (0.54)%      0.38%       0.11%
Number of Alliance Growth Equity Fund Units
  outstanding at end of year (000's)                     219            208           212           189          47          48
Portfolio turnover rate (Note D)                          91%            82%           68%           66%         93%        113%
----------------------------------------------------------------------------------------------------------------------------------



See notes following these tables.


                 A-1 Appendix I: Condensed financial information

SEPARATE ACCOUNT NO. 3 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

ALLIANCE AGGRESSIVE EQUITY FUND - INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA



-----------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------
                                                       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------
Income                                               $  .34        $ .26       $  .33        $ .24
Expenses (Note A)                                      (.97)        (.97)        (.86)        (.69)
Net investment income (loss)                           (.63)        (.71)        (.53)        (.45)
Net realized and unrealized gain (loss) on
  investments (Note B)                                (7.48)        6.08         9.25         9.98
Net increase (decrease) in Alliance Aggressive
  Equity Fund Unit Value                              (8.11)        5.37         8.72         9.53
Alliance Aggressive Equity Fund Unit Value
  (Note C):
  Beginning of year                                   55.83        50.46        41.74        32.21
  End of year                                         47.72        55.83        50.46        41.74
Ratio of expenses to average net assets
  attributable to the Program                          1.84%        1.82%        1.80%        1.86%
Ratio of net investment income (loss) to average
  net assets attributable to the Program              (1.20)%      (1.33)%      (1.12)%      (1.21)%
Number of Alliance Aggressive Equity Fund Units
  outstanding at end of year (000's)                    490          508          395          328
Portfolio turnover rate (Note D)                        195%         176%         118%         137%
-----------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------
                                                       1994        1993*         1992         1991        1990       1989
---------------------------------------------------------------------------------------------------------------------------
Income                                               $  .18       $  .26       $  .31       $  .29      $  .28       $ .29
Expenses (Note A)                                      (.60)        (.57)        (.50)        (.41)       (.27)       (.24)
Net investment income (loss)                           (.42)        (.31)        (.19)        (.12)        .01         .05
Net realized and unrealized gain (loss) on
  investments (Note B)                                (1.32)        4.25        (1.13)       14.52        1.17        4.85
Net increase (decrease) in Alliance Aggressive
  Equity Fund Unit Value                              (1.74)        3.94        (1.32)       14.40        1.18        4.90
Alliance Aggressive Equity Fund Unit Value
  (Note C):
  Beginning of year                                   33.95         30.01       31.33        16.93       15.75       10.85
  End of year                                         32.21         33.95       30.01        31.33       16.93       15.75
Ratio of expenses to average net assets
  attributable to the Program                          1.86%         1.84%       1.74%        1.59%       1.65%       1.74%
Ratio of net investment income (loss) to average
  net assets attributable to the Program              (1.31)%       (1.02)%     (0.66)%      (0.48)%      0.07%       0.35%
Number of Alliance Aggressive Equity Fund Units
  outstanding at end of year (000's)                    283           249         229          150          13           5
Portfolio turnover rate (Note D)                         94%           83%         71%          63%         48%         92%
---------------------------------------------------------------------------------------------------------------------------



See notes following these tables.


                A-2 Appendix I: Condensed financial information

SEPARATE ACCOUNT NO. 10 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

ALLIANCE BALANCED FUND -INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA



------------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                               -------------------------------------------
                                                   1998      1997       1996       1995
------------------------------------------------------------------------------------------
Income                                           $ 1.30     $ 1.21     $ 1.00      $ .89
Expenses (Note A)                                  (.58)      (.52)      (.48)      (.43)
Net investment income                               .72        .69        .52        .46
Net realized and unrealized gain (loss) on
  investments (Note B)                             5.14       2.83       2.11       3.74
Net increase (decrease) in Alliance Balanced
  Fund Unit Value                                  5.86       3.52       2.63       4.20
Alliance Balanced Fund Unit Value (Note C):
  Beginning of year                               32.54      29.02      26.39      22.19
  End of year                                     38.40      32.54      29.02      26.39
Ratio of expenses to average net assets
  attributable to the Program                      1.65%      1.68%      1.73%      1.79%
Ratio of net investment income to average net
  assets attributable to the Program               2.04%      2.25%      1.91%      1.90%
Number of Alliance Balanced Fund Units
  outstanding at end of year (000's)                473        454        476        458
Portfolio turnover rate (Note D)                     89%       165%       177%       170%
------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------------
                                                   1994      1993*       1992       1991       1990       1989
----------------------------------------------------------------------------------------------------------------
Income                                           $  .74     $  .77      $  .79     $  .80     $ .94     $  .93
Expenses (Note A)                                  (.40)      (.39)       (.35)      (.32)     (.27)      (.25)
Net investment income                               .34        .38         .44        .48       .67        .68
Net realized and unrealized gain (loss) on
  investments (Note B)                            (2.60)      2.00       (1.34)      6.04      (.98)      2.66
Net increase (decrease) in Alliance Balanced
  Fund Unit Value                                 (2.26)      2.38        (.90)      6.52      (.31)      3.34
Alliance Balanced Fund Unit Value (Note C):
  Beginning of year                               24.45      22.07       22.97      16.45     16.76      13.42
  End of year                                     22.19      24.45       22.07      22.97     16.45      16.76
Ratio of expenses to average net assets
  attributable to the Program                      1.72       1.70%       1.65%      1.67%     1.66%      1.73%
Ratio of net investment income to average net
  assets attributable to the Program               1.51%      1.61%       2.03%      2.47%     4.12%      4.38%
Number of Alliance Balanced Fund Units
  outstanding at end of year (000's)                446        419         364        284        27         16
Portfolio turnover rate (Note D)                    107%       102%         90%       114%      199%       175%
----------------------------------------------------------------------------------------------------------------


* Prior to July 22, 1993, Equitable Life Capital Management Corporation (Equitable Life Capital) served as the investment adviser to the Fund. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Life Capital and became the investment adviser to the Fund.

A. Enrollment fees are not included above and did not affect the Alliance Growth Equity, Alliance Aggressive Equity or Alliance Balanced Fund Unit Values. Enrollment fees were generally deducted from contributions to the Program.

B. See Note 2 to Financial Statements of Separate Account Nos. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which may be found in the SAI.

C. The value for an Alliance Growth Equity Fund Unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an
    Alliance Aggressive Equity and an Alliance Balanced Fund Unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.

D. The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds and may have operating results and other supplementary data different from those shown above.


                 A-3 Appendix I: Condensed financial information

SEPARATE ACCOUNT NO. 51 (POOLED) UNIT VALUES

Unit values and number of units outstanding for these Funds, are shown below:



---------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                        -----------------------------------------------------------------------  INCEPTION
                                            1993        1994        1995        1996        1997        1998       DATE
---------------------------------------------------------------------------------------------------------------------------
Alliance Global Fund                                                                                              7/1/93
  Unit Value                               $11.05      $11.45      $13.38      $15.11      $16.63      $19.97
  Number of units outstanding (000's)         144         314         399         615         617         549
Alliance Conservative Investors Fund                                                                              7/1/93
  Unit Value                               $10.22      $ 9.62      $11.39      $11.81      $13.19      $14.82
  Number of units outstanding (000's)         206         185         224         848         738         333
Alliance Growth Investors Fund                                                                                    7/1/93
  Unit Value                               $10.49      $ 9.98      $12.40      $13.76      $15.85      $18.63
  Number of units outstanding (000's)         148         208         242         290         333         357
---------------------------------------------------------------------------------------------------------------------------



SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES

Unit values and number of units outstanding for these Funds, are shown below:




-------------------------------------------------------------------------------
                                           FOR THE YEARS ENDING
                                               DECEMBER 31,
                                          ----------------------    INCEPTION
                                               1997        1998        DATE
-------------------------------------------------------------------------------
MFS Research Fund                                                    8/1/97
  Unit Value                               $ 10.34     $ 12.65
  Number of units outstanding (000's)           75         184
Warburg Pincus Small Company Value Fund                              8/1/97
  Unit Value                               $ 10.62     $  9.42
  Number of units outstanding (000's)          176         217
T. Rowe Price Equity Income Fund                                     8/1/97
  Unit Value                               $ 11.02     $ 11.85
  Number of units outstanding (000's)          199         315
Merrill Lynch World Strategy Fund                                    8/1/97
  Unit Value                               $  9.47     $  9.98
  Number of units outstanding (000's)           38          63
BT Equity 500 Index Fund                                             7/1/98
  Unit Value                                     -     $ 11.28
  Number of units outstanding (000's)            -         159


                A-4 Appendix I: Condensed financial information

STATEMENT OF ADDITIONAL INFORMATION


TABLE OF CONTENTS



                                                            Page
Funding of the Program .................................   SAI-2
Your Responsibilities as Employer ......................   SAI-2
Procedures for Withdrawals, Distributions
 and Transfers .........................................   SAI-2
Types of Benefits ......................................   SAI-6
Provisions of the Members Retirement Plan ..............   SAI-9
Investment Restrictions Applicable to the Alliance
 Growth Equity, Alliance Aggressive Equity and
 Alliance Balanced Funds ...............................   SAI-13
How We Determine the Unit Value for the Funds ..........   SAI-15
How We Value the Assets of the Funds ...................   SAI-16
Fund Transactions ......................................   SAI-17
Investment Management and Accounting Fee ...............   SAI-19
Underwriter ............................................   SAI-19
Our Management .........................................   SAI-20
Financial Statements ...................................   SAI-22



CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION


     To:  The Equitable Life Assurance Society
            of the United States
          Box 2486 G.P.O.
          New York, NY 10116

Please send me a copy of the Statement of Additional Information for the Members Retirement Program Prospectus dated May 1, 1999.


-----------------------------------------------------------------------------

Name


-----------------------------------------------------------------------------

Address


-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Copyright 1999 by The Equitable Life Assurance Society of the United States. All rights reserved.


                     S-1 Statementof additional information

ABOUT EQUITABLE LIFE


The Equitable Life Assurance Society of the United States ("Equitable Life") is the issuer of a group annuity contract that funds the Program. Equitable Life also makes forms of plans and trusts available, and offers recordkeeping and participant services to facilitate the operation of the Program.

Equitable Life is a New York stock life insurance corporation and has been doing business since 1859. We are a wholly-owned subsidiary of The Equitable Companies, Inc., whose majority shareholder is AXA, a French insurance holding company. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. Neither AXA nor Equitable Life's related companies, however, have any legal responsibility to pay amounts that Equitable Life owes under its group annuity contract that funds the Program. During 1999, The Equitable Life Companies Incorporated plans to change its name to AXA Financial, Inc.

Equitable Life manages over $347.5 billion in assets as of December 31, 1998. For more than 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

 HOW TO REACH US.

You can reach us as indicated below to obtain:

o Copies of any plans, trusts, participation agreements, or enrollment or other forms used in the Program.

o Unit values and other values under your plan,

o Any other information or materials that we provide in connection with the Program.


INFORMATION ON JOINING THE PROGRAM

BY PHONE:
1-800-523-1125 (Retirement Program Specialists available weekdays 9 AM to 5 PM Eastern Time)

BY REGULAR MAIL:
The Members Retirement Program
c/o Equitable Life
Box 2011
Secaucus, NJ 07096

BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
The Members Retirement Program
c/o Equitable Life
200 Plaza Drive, Second Floor
Secaucus, NJ 07094



NO PERSON IS AUTHORIZED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY EQUITABLE LIFE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


INFORMATION ONCE YOU JOIN THE PROGRAM


BY PHONE:
1-800-526-2701 (Account Executives available weekdays 9 AM to
5 PM Eastern Time).

TOLL-FREE AIM SYSTEM:
By calling 1-800-526-2701 you may, with your assigned personal security code, use our Automated Investment Management ("AIM") System to:
o Transfer between investment options and obtain account information.
o Change the allocation of future contributions and maturing guaranteed options.
o Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.

The AIM System operates 24 hours a day. You may speak with our Account Executives during regular business hours about any matters covered by the AIM System.

BY REGULAR MAIL:
(correspondence):
The Members Retirement Program
Box 2468 G.P.O.
New York, NY 10116

FOR CONTRIBUTION CHECKS ONLY:
The Members Retirement Program
P.O. Box 1599
Newark, NJ 07101-9764


FOR REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
The Members Retirement Program
c/o Equitable Life
200 Plaza Drive, 2B-55
Secaucus, NJ 07094

INVESTMENT OPTION CHARACTERISTICS


                                                  ALLIANCE
                          ALLIANCE GROWTH         AGGRESSIVE              ALLIANCE               ALLIANCE
                          EQUITY FUND             EQUITY FUND             BALANCED FUND          GLOBAL FUND
                          ----------------------------------------------------------------------------------------------
           DESIGNED FOR   Long term growth of     Long term growth of     Competitive return     Long term growth of
            (OBJECTIVE)   capital                 capital                 through a              capital
                                                                          combination of
                                                                          growth of capital
                                                                          and current income
                          ----------------------------------------------------------------------------------------------
   INVESTS PRIMARILY IN   Common stocks and       Common stocks and       Common stocks and      The Global Portfolio
                          other equity-type       other equity-type       other equity-type      of the Hudson River
                          securities generally    securities issued by    securities, publicly   Trust, which in turn,
                          issued by large and     medium and smaller      traded debt            primarily invests in
                          intermediate-sized      sized companies         securities and         equity securities of
                          companies               with strong growth      money market           non-United States
                                                  potential               instruments - mix      as well as United
                                                                          determined by          States companies
                                                                          portfolio manager
                          ----------------------------------------------------------------------------------------------
      RISK TO PRINCIPAL   Average for a           Greatest risk of all    Somewhat lower         Just below average
                          growth fund             Alliance Funds          than the Growth        for a growth fund
                                                                          Equity Fund
                          ----------------------------------------------------------------------------------------------
         PRIMARY GROWTH   Capital appreciation    Capital appreciation    Capital                Capital appreciation
      POTENTIAL THROUGH   and reinvested                                  appreciation,
                          dividends                                       reinvested dividends
                                                                          and interest
                          ----------------------------------------------------------------------------------------------
       INCOME GUARANTEE   No                      No                      No                     No
                          ----------------------------------------------------------------------------------------------
   VOLATILITY OF RETURN   Somewhat more           Highly volatile         Generally lower        Somewhat more
                          volatile than the                               than pure equity       volatile than the
                          S&P 500                                         funds, but degree      S&P 500
                                                                          may vary depending
                                                                          on market
                                                                          conditions
                          ----------------------------------------------------------------------------------------------
     TRANSFERS TO OTHER   Permitted daily         Permitted daily         Permitted daily        Permitted daily
                OPTIONS
                          ----------------------------------------------------------------------------------------------
   WITHDRAWAL PENALTIES   No                      No                      No                     No
                          ----------------------- ----------------------- ---------------------- -----------------------
                          [GRAPHIC OMITTED]       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]      [GRAPHIC OMITTED]


                          ALLIANCE                 ALLIANCE                                         WARBURG PINCUS
                          CONSERVATIVE             GROWTH INVESTORS         MFS RESEARCH            SMALL COMPANY
                          INVESTORS FUND           FUND                     FUND                    VALUE FUND
                          ----------------------------------------------------------------------------------------------
           DESIGNED FOR   High total return        High total return        Long term growth of     Long term capital
            (OBJECTIVE)   without undue risk       consistent with          capital and future      appreciation
                          to principal             reasonable risk          income
                          ----------------------------------------------------------------------------------------------
   INVESTS PRIMARILY IN   The Conservative         The Growth               Common stocks or        Portfolio of equity
                          Investors Portfolio      Investors Portfolio      securities              securities of small
                          of the Hudson River      of the Hudson River      convertible into        capitalization
                          Trust, which in turn,    Trust, which in turn,    common stock of         companies that are
                          primarily invests in a   primarily invests in a   companies that          considered relatively
                          diversified mix of       diversified mix of       possess better than     undervalued
                          publicly-traded          publicly-traded          average prospects
                          securities. Asset mix    securities. Asset mix    for long-term
                          generally consists of    generally consists of    growth
                          30% equity and           30% fixed income
                          70% fixed income         and 70% equity
                          securities but will      securities but will
                          vary depending on        vary depending on
                          market conditions.       market conditions.
                          ----------------------------------------------------------------------------------------------
      RISK TO PRINCIPAL   Lowest risk of all       Below average for a      Average for a fund      Greater than the
                          equity options           growth fund              with moderate           S&P 500
                                                                            growth
                          ----------------------------------------------------------------------------------------------
         PRIMARY GROWTH   Capital                  Capital                  Capital appreciation    Long-term capital
      POTENTIAL THROUGH   appreciation,            appreciation,            and income              appreciation with
                          reinvested dividends     reinvested dividends                             current income
                          and interest             and interest
                          ----------------------------------------------------------------------------------------------
       INCOME GUARANTEE   No                       No                       No                      No
                          ----------------------------------------------------------------------------------------------
   VOLATILITY OF RETURN   Very low volatility      Somewhat less            Generally equal to      More volatile than
                                                   volatile than the        S&P 500                 the S&P 500
                                                   S&P 500
                          ----------------------------------------------------------------------------------------------
     TRANSFERS TO OTHER   Permitted daily          Permitted daily          Permitted daily         Permitted daily
                OPTIONS
                          ----------------------------------------------------------------------------------------------
   WITHDRAWAL PENALTIES   No                       No                       No                      No
                          ----------------------------------------------------------------------------------------------
                          [GRAPHIC OMITTED]        [GRAPHIC OMITTED]        [GRAPHIC OMITTED]       [GRAPHIC OMITTED]


                          T. ROWE PRICE           MERRILL LYNCH           BT EQUITY
                          EQUITY INCOME           WORLD STRATEGY          500 INDEX                GUARANTEED
                          FUND                    FUND                    FUND                     RATE ACCOUNTS
                          ----------------------------------------------------------------------------------------------
           DESIGNED FOR   Substantial dividend    High total              Replicate, as closely    Principal and
            (OBJECTIVE)   income and capital      investment return       as possible (before      interest guaranteed
                          appreciation                                    deduction of             -
                                                                          expenses) the total      interest rates reflect
                                                                          return of the S&P        maturities
                                                                          500 Index
                          ----------------------------------------------------------------------------------------------
   INVESTS PRIMARILY IN   Dividend -              Portfolio of equity     The BT Equity 500        Contributions
                          paying common           and fixed income        Index Portfolio          credited with fixed
                          stocks of               securities, including   invests in a             rate of interest until
                          established             convertible             statistically selected   the maturity date
                          companies               securities of U.S.      sample of the 500
                                                  and foreign issuers     stocks in the
                                                                          S&P 500.
                          ----------------------------------------------------------------------------------------------
      RISK TO PRINCIPAL   Lower risk than a       Greater risk than a     Approximately equal      Equitable Life
                          fund focusing on        domestic bond fund.     to the S&P 500           guarantees principal
                          growth stocks, but      Investing in foreign    index                    and interest
                          greater risk than a     securities involves
                          bond fund.              special
                                                  considerations.
                          ----------------------------------------------------------------------------------------------
         PRIMARY GROWTH   Dividend income         Capital appreciation    Capital appreciation     Interest income
      POTENTIAL THROUGH   and capital             and reinvested          and reinvested
                          appreciation            dividends               dividends
                          ----------------------------------------------------------------------------------------------
       INCOME GUARANTEE   No                      No                      No                       Yes-subject to
                                                                                                   withdrawal
                                                                                                   penalties
                          ----------------------------------------------------------------------------------------------
   VOLATILITY OF RETURN   Somewhat more           Somewhat more           Generally equal to       Equitable Life
                          volatile than the       volatile than the       the S&P 500 Index        guarantees interest
                          S&P 500                 S&P 500. Investing                               rate until the
                                                  in foreign securities                            maturity date
                                                  involves special
                                                  considerations.
                          ----------------------------------------------------------------------------------------------
     TRANSFERS TO OTHER   Permitted daily         Permitted daily         Permitted daily          Permitted only at
                OPTIONS                                                                            maturity
                          ----------------------------------------------------------------------------------------------
   WITHDRAWAL PENALTIES   No                      No                      No                       Prior to maturity,
                                                                                                   withdrawals may
                                                                                                   not be permitted or
                                                                                                   may be subject to
                                                                                                   penalty
                          ----------------------------------------------------------------------------------------------
                          [GRAPHIC OMITTED]       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]        [GRAPHIC OMITTED]

                          MONEY
                          MARKET
                          GUARANTEE
                          ACCOUNT
                          ---------------------
           DESIGNED FOR   Principal and
            (OBJECTIVE)   interest guaranteed
                          - short term rates
                          ---------------------
   INVESTS PRIMARILY IN   Contributions
                          credited with
                          guaranteed current
                          rate of interest
                          ---------------------
      RISK TO PRINCIPAL   Equitable Life
                          guarantees principal
                          and interest
                          ---------------------
         PRIMARY GROWTH   Interest income
      POTENTIAL THROUGH
                          ---------------------
       INCOME GUARANTEE   Yes
                          ---------------------
   VOLATILITY OF RETURN   Equitable Life
                          guarantees monthly
                          interest rate
                          ---------------------
     TRANSFERS TO OTHER    Permitted daily
                OPTIONS
                          ---------------------
   WITHDRAWAL PENALTIES    No
                          ---------------------
                          [GRAPHIC OMITTED]

The Funds each have different investment objectives and policies that can affect the returns of each Fund and the market and financial risks to which each is subject. The Funds involve a greater potential for growth but involve risks that are not present with the Guaranteed Options. There is no assurance that any of the investment objectives of the Funds will be achieved or that the risk to principal or volatility of return will be as indicated.

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
MAY 1, 1999

                           MEMBERS RETIREMENT PROGRAM

Funded primarily through a group annuity contract with THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, 1290 Avenue of the Americas, New York, New York 10104. Toll-free telephone number 1-800-526-2701.
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with Equitable Life's prospectus dated May 1, 1999 for the Members Retirement Program.


A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Life at Box 2486 G.P.O., New York, New York 10116 or by calling our toll-free telephone number. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 1999 to which this SAI relates.

                              CONTENTS OF THIS SAI


                                                     PAGE IN SAI
                                                     ------------
Funding of the Program ..............................   SAI-2
Your Responsibilities as Employer ...................   SAI-2
Procedures for Withdrawals, Distributions and
   Transfers ........................................   SAI-2
  Pre-Retirement Withdrawals ........................   SAI-2
  Benefit Distributions .............................   SAI-3
  Death Benefits ....................................   SAI-4
  Eligible Rollover Distributions and Federal
      Income Tax Withholding ........................   SAI-4
  Premature Withdrawals and Transfers from a
      GRA ...........................................   SAI-4
  Maturing GRAs .....................................   SAI-6
Types of Benefits ...................................   SAI-6
Provisions of the Members Retirement Plan ...........   SAI-9
  Plan Eligibility Requirements .....................   SAI-9
  Contributions to Qualified Plans ..................   SAI-9

                                                     PAGE IN SAI
                                                     ------------
  Contributions to the Members Retirement Plan ......   SAI-9
  Allocation of Contributions .......................   SAI-11
  The Members Retirement Plan and Section 404(c) of
      ERISA .........................................   SAI-12
  Vesting ...........................................   SAI-12
Investment Restrictions and Certain Investment
  Techniques Applicable to the Alliance Growth
  Equity, Alliance Aggressive Equity and Alliance
  Balanced Funds ....................................   SAI-13
How We Determine the Unit Value for the Funds .......   SAI-15
How We Value the Assets of the Funds ................   SAI-16
Fund Transactions ...................................   SAI-17
Investment Management and Accounting Fee ............   SAI-19
Underwriter .........................................   SAI-19
Our Management ......................................   SAI-20
Financial Statements ................................   SAI-22


----------
Copyright 1999 by The Equitable Life Assurance Society of The United States. All rights reserved.

--------------------------------------------------------------------------------


FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by Equitable Life. The Trustee holds the contract for the benefit of employers and participants in the Program.


YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the Members Retirement Plan, you as the employer and plan administrator will have certain responsibilities, including:

     o sending us your contributions at the proper time and in the proper format;

     o maintaining all personnel records necessary for administering your plan;


     o determining who is eligible to receive benefits;

     o forwarding to us all the forms your employees are required to submit;

     o distributing summary plan descriptions and participant annual reports to your employees and former employees;

     o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

     o filing an annual information return for your plan with the Internal Revenue Service, if required;

     o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

     o determining the amount of all contributions for each participant in the plan;

     o forwarding salary deferral and post-tax employee contributions to us;

     o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

     o providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust. If you adopt our self-directed prototype plan, you will be completely responsible for administering the plan and complying with all of the reporting and disclosure requirements applicable to qualified plans, with the assistance of the recordkeeper of your choice.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 2486 G.P.O., New York, New York 10116.


PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Members Retirement Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the Members Retirement Plan is maintained as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working.

In addition, if your employer has elected to make hardship withdrawals available under your plan, you may request distribution before age 59 1/2 in the case of financial hardship (as defined in your plan). In a 401(k)


                                     SAI-2

--------------------------------------------------------------------------------

plan, the plan's definition of hardship applies to employer contributions but not to your 401(k) contributions--including employee pre-tax contributions, employer qualified non-elective contributions and qualified matching contributions. To withdraw your own 401(k) contributions, plus interest earned on these amounts prior to 1989, you must demonstrate financial hardship within the meaning of applicable Income Tax Regulations. Each withdrawal must be at least $1,000 (or, if less, your entire Account Balance or the amount of your hardship withdrawal under a profit sharing or 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time.

You may withdraw all or part of your Account Balance under the Members Retirement Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See "Tax Information" in the prospectus.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

Under the self-directed prototype plan you may receive a distribution upon attaining normal retirement age as specified in the plan, or upon separation from service. If your employer maintains the self-directed prototype plan as a profit sharing plan, an earlier distribution of funds that have accumulated after two years is available if you incur a financial hardship, as defined in the plan.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal Consent Requirement" below.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the Investment Funds may be deferred if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME.


BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the Members Retirement Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan and our self-directed prototype plan, your employer must send us a request for disbursement form. We will send single sum payments to your plan's trustee as of the close of business on the day we receive a properly completed form. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.


Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until


                                     SAI-3

--------------------------------------------------------------------------------

the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you are withdrawing more than $50,000 and you would like expedited delivery at your expense, you may request it on your Election Of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

DEATH BENEFITS. If a participant in the Members Retirement Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survive, the participant's vested benefit will be paid to the participant's estate. If a participant in our prototype self-directed plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) grandchildren, (c) parents, (d) brothers and sisters and (e) nephews and nieces. If none of them survive, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING. All "eligible rollover distributions" are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan or traditional individual retirement arrangement (IRA). An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or
(2) for a specified period of 10 years or more. Hardship distributions are not eligible rollover distributions. In addition, the following are not subject to mandatory 20% withholding:

     o certain corrective distributions under Code Section 401(k) plans;

     o loans that are treated as distributions; and

     o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.


If a distribution is not an "eligible rollover distribution," we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.


PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, we will continue to hold your money in GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See "Guaranteed Rate Accounts" in the prospectus.

We do not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as we explain below. You may take exempt withdrawals without penalty at any time. Qualified


                                     SAI-4

--------------------------------------------------------------------------------

withdrawals are subject to a penalty. We do not permit qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, we will first use amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals.

Exempt Withdrawal. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

   o you are a professional age 59 1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

   o you are not a professional and you attain age 59 1/2 or terminate employment (including retirement);

   o you are disabled;

   o you attain age 70 1/2; or

   o you die.

If you are a participant under a plan which was adopted by an employer which is not a member of a professional association which makes the Program available as a benefit of membership, the above rules will be applied substituting the term "highly compensated" for "professional" and "non-highly compensated" for "not a professional." For this purpose, "highly compensated" shall have the meaning set forth under "Provisions of the Members Plans--Contributions to the Members Retirement Plan" below.


Qualified Withdrawal. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a Professional and are taking payments upon retirement after age 59 1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:


     (i) the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times

    (ii) the years and/or fraction of a year until maturity, times

   (iii) the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

We will never reduce your original contributions by this adjustment. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make to the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we may deduct the excess as necessary from interest accumulated in other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.


                                     SAI-5

--------------------------------------------------------------------------------


MATURING GRAS

   o Your confirmation notice lists the maturity date for each GRA you hold.

   o You may arrange in advance for the reinvestment of your maturing GRAs by using the AIM System. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

   o The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

   o You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

   o If you have never provided GRA maturity instructions, your maturing GRAs will be allocated to the Money Market Guarantee Account.


TYPES OF BENEFITS

Under the Members Retirement Plan, and under most self-directed prototype plans, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan or a self-directed prototype profit sharing plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal Consent Requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a lump sum payment of only part of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If your vested benefit is $5,000 or less, you will receive a lump sum payment of the entire amount.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining Account Balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. You may not leave or place any assets in the Real Estate Fund. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary. We do not offer installments for benefits under individually designed plans or under our self-directed prototype plan.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.


                                     SAI-6

--------------------------------------------------------------------------------

LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.


FIXED AND VARIABLE ANNUITY CHOICES

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. Usually, an annuity administrative charge of $350 will be deducted from the amount used to purchase the annuity. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants. The annuity administrative charge may be greater than $350 in that case.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity--Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.

The chart below shows the relative financial value of the different annuity options, based on our current rates for fixed annuities. This chart is provided as a sample. The numbers provided in the Rate per $1.00 of Annuity column, which are used to calculate the monthly annuity provided, are subject to change. The example assumes the annuitant's age is 65 1/2 years, the joint annuitant's age is the same and the amount used


                                     SAI-7

--------------------------------------------------------------------------------

to purchase the annuity is $100,000. The annuity administrative charge of $350 is deducted from the purchase price of $100,000, leaving a total of $99,650 to be applied to purchase the annuity. Certain legal requirements may limit the forms of annuity available to you.


                                                      AMOUNT TO BE                             MONTHLY
                                                   APPLIED ON ANNUITY     RATE PER $1.00       ANNUITY
ANNUITY FORM                                          FORM ELECTED          OF ANNUITY        PROVIDED
------------                                          ------------          ----------        --------
Life                                                    $99,650              $143.06          $696.56
Cash Refund                                              99,650               150.82           660.72
5 Year Certain Life                                      99,650               144.62           689.05
10 Year Certain Life                                     99,650               148.55           670.82
15 Year Certain Life                                     99,650               153.87           647.62
100% Joint & Survivor Life                               99,650               168.01           593.12
75% Joint & Survivor Life                                99,650               161.16           618.33*
50% Joint & Survivor Life                                99,650               155.13           642.36*
100% Joint & Survivor--5 Year Certain Life**             99,650               168.04           593.01
100% Joint & Survivor--10 Year Certain Life**            99,650               168.27           592.20
100% Joint & Survivor--15 Year Certain Life**            99,650               168.91           589.96
100% Joint & Survivor--20 Year Certain Life**            99,650               170.10           585.83

----------
* Represents the amount payable to the primary annuitant. A surviving joint annuitant would receive the applicable percentage of the amount paid to the primary annuitant.

** You may also elect a Joint and Survivor Annuity--Period Certain with a monthly benefit payable to the surviving joint annuitant in any percentage you specify.


SPOUSAL CONSENT REQUIREMENTS

Under the Members Retirement Plan and the self-directed prototype plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a qualified Joint Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of


                                     SAI-8

--------------------------------------------------------------------------------

distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain self-directed prototype profit sharing plans that do not offer life annuity benefits.


PROVISIONS OF THE MEMBERS RETIREMENT PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the Members Retirement Plan, the employer specifies the eligibility requirements for its plan in the Participation Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligibility service may be required for a 401(k) arrangement.

The Members Retirement Plan provides that a sole proprietor, partner or shareholder may, upon commencement of employment or upon first becoming eligible to participate in any qualified plan of the employer, make a one-time irrevocable election not to participate in the plan or to make a reduced contribution. This election applies to all plans of the employer, now and in the future, and should be discussed with your tax advisor.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferrals under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE MEMBERS RETIREMENT PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the Members Retirement Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan, including all participants' salary deferrals under a 401(k) arrangement, may not exceed 15% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).


                                     SAI-9

--------------------------------------------------------------------------------

For 1999, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $80,000 from the business in 1998. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $10,000 for 1999, reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 1999 is $6,000.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.


Effective January 1, 1999 employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions up to 3% of compensation and
(b) 50% of salary deferral contributions that exceed 3% but are less than 5% of compensation or a 2% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.


If the employer adopts the Members Retirement Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Participation Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $160,000 in 1999 in making contributions. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 1999, "key employee" means (a) an owner of one of the ten largest (but more than 1/2%) interests in the business with earnings of more than $30,000, or (b) an officer of the business with earnings of more than $65,000 or (c) an owner of more than 5% of the business, or (d) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (b), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non--


                                     SAI-10

--------------------------------------------------------------------------------

discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant may not exceed the lesser of (a) $30,000 and (b) 25% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.

Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive an individual confirmation of each transaction (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and (b) safe harbor 401(k)) and plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount each participant deferred, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the SIMPLE 401(k) model amendment to the Members Retirement Plan, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the salary deferral amount up to 3% of compensation. The non-elective contribution is 2% of compensation, the employer must make it for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security) and FUTA (unemployment) taxes.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling the AIM System. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. Your allocation


                                     SAI-11

--------------------------------------------------------------------------------

percentages for employee contributions automatically apply to any post-tax employee contributions and 401(k) salary deferral contributions. IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT. You may, of course, transfer to another investment option at any time.

THE MEMBERS RETIREMENT PLAN AND SECTION 404(C) OF ERISA. The Members Retirement Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Section 404(c) plans must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the Members Retirement Plan provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Members Retirement Plan. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Members Retirement Plan.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:


              SCHEDULE A     SCHEDULE B     SCHEDULE C
 YEARS OF       VESTED         VESTED         VESTED
  SERVICE     PERCENTAGE     PERCENTAGE     PERCENTAGE
----------   ------------   ------------   -----------
     1             0%             0%             0%
     2           100             20              0
     3           100             40            100
     4           100             60            100
     5           100             80            100
     6           100            100            100


If the plan requires more than one year of service for participation in the plan, the plan must use Schedule A or one at least as favorable to participants.


                                     SAI-12

--------------------------------------------------------------------------------

Provided the employer plan is not "top-heavy," within the meaning of Section 416 of the Code, and provided that the plan does not require more than one year of service for participation, an employer may, in accordance with provisions of the Members Retirement Plan, instead elect one of the following vesting schedules or one at least as favorable to participants:


                   SCHEDULE F     SCHEDULE G
    YEARS OF         VESTED         VESTED
    SERVICE        PERCENTAGE     PERCENTAGE
---------------   ------------   -----------
  less than 3           0%             0%
       3               20              0
       4               40              0
       5               60            100
       6               80            100
       7              100            100


All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.


INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCE GROWTH EQUITY, ALLIANCE AGGRESSIVE EQUITY AND ALLIANCE BALANCED FUNDS


For an explanation of the investment restrictions applicable to the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds, see Investment Restrictions in The Hudson River Trust prospectus which appears behind the Members Retirement Program prospectus.

For an explanation of the investment restrictions applicable to the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds, see Investment Restrictions in the EQ Advisors Trust Statement of Additional Information.

None of the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds will:

   o trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities for a Fund);

   o make an investment in order to exercise control or management over a company;

   o underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

   o make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

   o trade in commodities or commodity contracts (except the Alliance Balanced Fund is not prohibited from entering into hedging transactions through the use of stock index or interest rate future contracts, as described in the prospectus);


                                     SAI-13

--------------------------------------------------------------------------------

   o purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ");

   o have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

   o purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

   o make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

   o invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The Alliance Growth Equity and Alliance Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The Alliance Growth Equity and Alliance Aggressive Equity Funds will not purchase or write puts and calls (options).

The following investment techniques may be used by the Alliance Balanced Fund:

Mortgage Pass-Through Securities--The Alliance Balanced Fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities.

Collateralized Mortgage Obligations--The Alliance Balanced Fund may invest in collateralized mortgage obligations (CMOs). CMOs are debt securities collateralized by underlying mortgage loans or pools of mortgage pass-through securities and are generally issued by limited purpose finance subsidiaries of U.S. Government instrumentalities. CMOs are not, however, mortgage pass-through securities. Investors in CMOs are not owners of the underlying mortgages, but are simply owners of a debt security backed by such pledged assets.

Asset-Backed Securities--The Alliance Balanced Fund may purchase asset-backed securities that represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets or may be unsecured.

The Alliance Balanced Fund may invest in other asset-backed securities that may be developed in the future.

Yankee Securities--The Alliance Balanced Fund may invest in Yankee securities. Yankee securities are non-U.S. issuers that issue debt securities that are denominated in U.S. dollars.


                                     SAI-14

--------------------------------------------------------------------------------

Zero-Coupon Bonds--The Alliance Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. As a result, their price can be very volatile when interest rates change.

Repurchase Agreements--In repurchase agreements, the Alliance Balanced Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement the Balanced Fund retains the securities subject to the repurchase agreement as collateral. Such transactions afford an opportunity for the Fund to earn a fixed rate of return on available cash at minimal market risk, although the Fund may be subject to various delays and risks or loss if the seller is unable to meet its obligation to repurchase.

Foreign Currency Forward Contracts--The Alliance Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.


HOW WE DETERMINE UNIT VALUES FOR THE FUNDS

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Program expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

   o First, we take the value of the Fund's assets at the close of business on the preceding business day.

   o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

   o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

   o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:


(a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and


(b) is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.

For information on the valuation of assets of the Funds, see "How We Value the Assets of the Funds," below.


                                     SAI-15

--------------------------------------------------------------------------------

The value of the investments of the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds in the corresponding Hudson River Trust Portfolios is calculated by multiplying the number of shares held by Separate Account No. 51 in each Portfolio by the net asset value per share of that Portfolio determined as of the close of business on the same day as the respective Unit Values of the Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds are determined.

The value of the investments of the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds in the corresponding EQ Advisors Trust Portfolios is calculated by multiplying the number of shares held by Separate Account No. 66 in each Portfolio by the net asset value per share of that Portfolio determined as of the close of business on the same day as the respective Unit Values of the MFS Research, Warburg Pincus Small Company Value, T. Rowe Price Equity Income, Merrill Lynch World Strategy and BT Equity 500 Index Funds are determined.


HOW WE VALUE THE ASSETS OF THE FUNDS

The assets of the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds are valued as follows:

   o STOCKS listed on national securities exchanges or traded on the NASDAQ national market system are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ system are valued at inside (highest) quoted bid prices.

   o FOREIGN SECURITIES not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

   o UNITED STATES TREASURY SECURITIES and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

   o LONG-TERM PUBLICLY TRADED CORPORATE BONDS (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used. For those Funds that invest in corresponding Portfolios of the Hudson River Trust or EQ Advisors Trust.

   o CONVERTIBLE PREFERRED STOCKS listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   o CONVERTIBLE BONDS and UNLISTED CONVERTIBLE PREFERRED STOCKS are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.


   o SHORT-TERM DEBT SECURITIES that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. The Growth Equity Fund, Aggressive Equity Fund and Balanced



                                     SAI-16

--------------------------------------------------------------------------------

     Fund as well as the Real Estate Fund, may also acquire short-term debt securities through units in our Separate Account No. 2A. These unit values are calculated in the same way as Fund Units. The assets of Separate Account No. 2A are valued as described above.

   o OPTION CONTRACTS, for the Balanced Fund only, listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.


Our investment officers determine in good faith the fair value of securities and other assets that do not have a readily available market price in accordance with accepted accounting practices and applicable laws and regulations.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of The Hudson River Trust or EQ Advisors Trust, the asset value of each Portfolio is computed on a daily basis. See the prospectus for each Trust for information on valuation methodology used by the corresponding Portfolios.


FUND TRANSACTIONS


The Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds are charged for securities brokers' commission, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers, none of which are affiliates, are selected by Alliance Capital Management L.P. ("Alliance"). For 1998, 1997 and 1996, the Alliance Growth Equity Fund paid $4,288,187, $3,698,148, and $5,682,578, respectively, in brokerage commissions; the Alliance Aggressive Equity Fund paid $2,020,464, $1,876,011, and $1,268,209, respectively, in brokerage commissions; and the Alliance Balanced Fund paid $172,883, $424,352, and $931,317, respectively, in brokerage commissions.


Alliance seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by Alliance and Equitable Life. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Alliance also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and


                                     SAI-17

--------------------------------------------------------------------------------

analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, Alliance selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the Alliance Growth Equity, Alliance Aggressive Equity and Alliance Balanced Funds during 1998, $1,484,034, $807,098 and $56,428, respectively, were paid to brokers providing research services on transactions of $2,542,807,630, $906,530,372 and $154,126,661, respectively.


Alliance periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts Alliance manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by Alliance. Alliance has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that Alliance will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. Alliance may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by Alliance may be used in servicing all accounts under their management, including Equitable Life's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), Alliance seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, Alliance may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or Alliance may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts Alliance manages, we or Alliance may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of The Hudson River Trust or EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.


                                     SAI-18

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the amount we received under the investment management and financial accounting fee under the Program during each of the last three years. See Deductions and Charges in the prospectus.



       FUND                                             1998          1997          1996
       ----                                             ----          ----          ----
       Alliance Growth Equity ....................    $354,167      $331,600      $256,818
       Alliance Aggressive Equity ................     170,470       176,278       119,359
       Alliance Balanced .........................      79,456        75,436        64,630
       Alliance Global* ..........................      20,708        20,762        14,005
       Alliance Conservative Investors* ..........      11,581        19,781        21,570
       Alliance Growth Investors* ................      11,570         9,140         7,186



* Represents only financial accounting fees for these Funds.



UNDERWRITER


EQ Financial Consultants, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable Life, may be deemed to be the principal underwriter of separate account units under the group annuity contract. EQ Financial is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a members of the National Association of Securities Dealers, Inc. EQ Financial's principal business address is 1290 Avenue of the Americas, New York, NY 10104. The offering of the units under the contract is continuous. We have paid no underwriting commissions during any of the last three fiscal years with respect to units of interest under the contract. See "Charges and Expenses" in the prospectus. During May 1999 EQ Financial will change its name to AXA Financials, Inc.



                                     SAI-19

--------------------------------------------------------------------------------

OUR MANAGEMENT

We are managed by a Board of Directors which is elected by our shareholder. Our directors and certain of our executive officers and their principal occupations are as follows:



DIRECTORS
NAME                                           PRINCIPAL OCCUPATION
---------                                      --------------------
Francoise Colloc'h            Senior Executive Vice President, Human Resources and
                              Communications, AXA-UAP

Henri de Castries             Senior Executive Vice President, Financial Services and Life Insurance
                              Activities, AXA-UAP

Joseph L. Dionne              Chairman and Chief Executive Officer, The McGraw-Hill Companies

Denis Duverne                 Senior Vice President, International, AXA-UAP

Jean-Rene Fourtou             Chairman and Chief Executive Officer, Rhone Poulenc, S.A.

Norman C. Francis             President, Xavier University of Louisiana

Donald J. Greene              Counselor-at-Law, Partner, Le Boeuf, Lamb, Greene & MacRae

John T. Hartley               Director and retired Chairman and Chief Executive Officer, Harris
                              Corporation

John H. F. Haskell, Jr.       Director and Managing Director, SBC Warburg Dillon Read, Inc.

Mary R. (Nina) Henderson      President, Best Foods Grocery; Vice President, Best Foods

W. Edwin Jarmain              President, Jarmain Group Inc.

George T. Lowy                Counselor-at-Law, Partner, Cravath, Swaine & Moore

Didier Pineau-Valencienne     Chairman and Chief Executive Officer, Schneider S.A.

George J. Sella, Jr.          Retired Chairman and Chief Executive Officer, American Cyanamid
                              Company

Dave H. Williams              Chairman and Chief Executive Officer, Alliance Capital Management
                              Corporation




                                     SAI-20

--------------------------------------------------------------------------------

Unless otherwise indicated, the following persons have been involved in the management of Equitable Life in various executive positions during the last five years.

OFFICER-DIRECTORS
NAME                                          PRINCIPAL OCCUPATION
-----------------                             --------------------
Edward D. Miller     Chairman of the Board and Chief Executive Officer; formerly, Senior
                     Vice Chairman, Chase Manhattan Corp., and prior thereto, President and Vice Chairman, Chemical Bank.

Stanley B. Tulin     Vice Chairman of the Board and Chief Financial Officer; formerly,
                     Chairman, Insurance Consulting and Actuarial Practice, Coopers &
                     Lybrand.

Michael Hegarty      President and Chief Operating Officer; formerly, Vice Chairman, Chase
                     Manhattan Corporation.


OTHER OFFICERS*
NAME                                          PRINCIPAL OCCUPATION
---------------                               --------------------
Leon B. Billis          Executive Vice President and Chief Information Officer

Jose Suquet             Senior Executive Vice President and Chief Distribution Officer

Robert E. Garber        Executive Vice President and General Counsel

Jerome S. Golden        Executive Vice President; formerly with JG Resources and BT Variable

Peter D. Noris          Executive Vice President and Chief Investment Officer; formerly, Vice
                        President/Manager, Insurance Companies Investment Strategies Group,
                        Salomon Brothers, Inc.

Harvey Blitz            Senior Vice President and Deputy Chief Financial Officer

Kevin R. Byrne          Senior Vice President and Treasurer

Alvin H. Fenichel       Senior Vice President and Controller

Paul J. Flora           Senior Vice President and Auditor

Mark A. Hug             Senior Vice President; formerly, Vice President, Aetna

Michael S. Martin       Senior Vice President and Chief Marketing Officer

Douglas Menkes          Senior Vice President and Corporate Actuary; formerly, Milliman &
                        Robertson, Inc.

Anthony C. Pasquale     Senior Vice President

Donald R. Kaplan        Vice President and Chief Compliance Officer

Pauline Sherman         Vice President, Secretary and Associate General Counsel

------------------
* Current positions listed are with Equitable Life unless otherwise specified.


                                     SAI-21

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The financial statements of Equitable Life included in this Statement of Additional Information should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account Nos. 3 (Pooled), 4 (Pooled), 10 (Pooled), 51 (Pooled) and 66 (Pooled) reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.




Separate Account Nos. 3 (Pooled), 4 (Pooled), and 10 (Pooled):
   Report of Independent Accountants -- PricewaterhouseCoopers LLP .......................   SAI-23

Separate Account No. 3 (Pooled) (The Alliance Aggressive Equity Fund):
   Statement of Assets and Liabilities, December 31, 1998 ................................   SAI-24

   Statements of Operations and Changes in Net Assets for the Years Ended
    December 31, 1998 and 1997 ...........................................................   SAI-25

   Portfolio of Investments, December 31, 1998 ...........................................   SAI-26

Separate Account No. 4 (Pooled) (The Alliance Growth Equity Fund):
   Statement of Assets and Liabilities, December 31, 1998 ................................   SAI-32

   Statements of Operations and Changes in Net Assets for the Years Ended
    December 31, 1998 and 1997 ...........................................................   SAI-33

   Portfolio of Investments, December 31, 1998 ...........................................   SAI-34

Separate Account No. 10 (Pooled) (The Alliance Balanced Fund):
   Statement of Assets and Liabilities, December 31, 1998 ................................   SAI-40

   Statements of Operations and Changes in Net Assets for the Years Ended
    December 31, 1998 and 1997 ...........................................................   SAI-41

   Portfolio of Investments, December 31, 1998 ...........................................   SAI-42

Separate Account No. 51 (Pooled)
   Report of Independent Accountants -- PricewaterhouseCoopers LLP .......................   SAI-57

Separate Account No. 51 (Pooled) (The Alliance Global, Alliance Conservative Investors
   and Alliance Growth Investors Funds):
   Statements of Assets and Liabilities, December 31, 1998 ...............................   SAI-58

   Statements of Operations and Changes in Net Assets for the year ended December 31, 1998
    and 1997 .............................................................................   SAI-59

Separate Account No. 66 (Pooled)
   Report of Independent Accountants -- PricewaterhouseCoopers LLP .......................   SAI-60

Separate Account No. 66 (Pooled) (The MFS Research, Warburg Pincus Small Company Value,
   T. Rowe Price Equity Income and Merrill Lynch World Strategy Funds):
   Statements of Assets and Liabilities, December 31, 1998 ...............................   SAI-61

   Statements of Operations and Changes in Net Assets for the year
    ended December 31, 1998 and 1997 .....................................................   SAI-62

Separate Account Nos. 3 (Pooled), 4 (Pooled), 10 (Pooled), 51 (Pooled) and 66 (Pooled):
   Notes to Financial Statements .........................................................   SAI-67

The Equitable Life Assurance Society of the United States:
   Report of Independent Accountants -- PricewaterhouseCoopers LLP .......................   SAI-72

   Consolidated Balance Sheets, December 31, 1998 and 1997 ...............................   SAI-73

   Consolidated Statements of Earnings Years Ended December 31, 1998, 1997 and 1996 ......   SAI-74

   Consolidated Statement of Shareholder's Equity Years Ended December 31, 1998, 1997
     and 1996 ............................................................................   SAI-75

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997
     and 1996 ............................................................................   SAI-76

   Notes to Consolidated Financial Statements ............................................   SAI-77


                                     SAI-22

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account Nos. 3, 4 and 10 of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the selected per unit data (included under Condensed Financial Information in the prospectus of the Members Retirement Program) present fairly, in all material respects, the financial position of Separate Account Nos. 3 (Pooled)(Alliance Aggressive Equity Fund), 4 (Pooled)(Alliance Growth Equity Fund) and 10 (Pooled)(Alliance Balanced Fund) of the Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 1998 and each of their results of operations, the changes in net assets for each of the two years in the period then ended and the selected per unit data for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (hereafter referred to as "financial statements") are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                     SAI-23

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO.3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998



ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at market value (cost: $227,495,826) ...................................    $268,307,075
 Participation in Separate Account No.2A -- at amortized cost, which approximates market
value, equivalent to 67,331 units at $285.54 .............................................      19,225,442
Cash .....................................................................................          21,240
Receivables:
 Securities sold .........................................................................       1,245,685
 Dividends ...............................................................................         146,626
----------------------------------------------------------------------------------------------------------
  Total assets ...........................................................................     288,946,068
----------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
 Securities purchased ....................................................................       3,872,390
 Due to Equitable Life's General Account .................................................       8,601,995
 Investment Management fees payable ......................................................           2,036
Accrued expenses .........................................................................         107,821
----------------------------------------------------------------------------------------------------------
  Total liabilities ......................................................................      12,584,242
----------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $276,361,826
==========================================================================================================


See Notes to Financial Statements.

                                     SAI-24

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    1998                1997
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2):
Dividends ................................................................     $   1,872,213       $   1,728,486
Interest .................................................................           380,443             456,291
-----------------------------------------------------------------------------------------------------------------
Total ....................................................................         2,252,656           2,184,777
EXPENSES (NOTE 4) ........................................................        (4,477,510)         (5,757,007)
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS ......................................................        (2,224,854)         (3,572,230)
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain (loss) from security and foreign currency transactions .....       (70,824,652)         93,937,473
-----------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments:
 Beginning of year .......................................................        15,093,634          56,470,533
 End of year .............................................................        40,811,249          15,093,634
-----------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation/depreciation ...........................        25,717,615         (41,376,899)
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................       (45,107,037)         52,560,574
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets attributable to operations .............       (47,331,891)         48,988,344
-----------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ............................................................       227,181,913         229,831,666
Withdrawals ..............................................................      (321,651,183)       (304,183,883)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets attributable to contributions and withdrawals .....       (94,469,270)        (74,352,217)
-----------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS ...................................................      (141,801,161)        (25,363,873)
NET ASSETS -- BEGINNING OF YEAR ..........................................       418,162,987         443,526,860
-----------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF YEAR ................................................     $ 276,361,826       $ 418,162,987
================================================================================================================

See Notes to Financial Statements.

                                     SAI-25

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                                    NUMBER OF         MARKET
                                                      SHARES          VALUE
                                                   -----------   ---------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (0.4%)
Georgia Gulf Corp. .............................      60,000      $    963,750
                                                                  ------------
CHEMICALS -- SPECIALTY (0.6%)
Great Lakes Chemical Corp. .....................      25,000         1,000,000
Solutia, Inc. ..................................      30,000           671,250
                                                                  ------------
                                                                     1,671,250
                                                                  ------------
TOTAL BASIC MATERIALS (1.0%) ...................                     2,635,000
                                                                  ------------
BUSINESS SERVICES
PRINTING, PUBLISHING & BROADCASTING (8.9%)
CBS Corp. ......................................      91,900         3,009,725
Cablevision System Corp.* ......................      42,500         2,132,968
Comcast Corp. (Class A) ........................     165,800         9,730,387
Infinity Broadcasting Corp. (Class A)* .........     103,200         2,825,100
King World Productions, Inc.* ..................      50,400         1,483,650
R.H. Donnelley Corp. ...........................      40,000           582,500
USA Networks, Inc.* ............................     146,500         4,852,813
                                                                  ------------
                                                                    24,617,143
                                                                  ------------
PROFESSIONAL SERVICES (1.3%)
Century Business Services, Inc.* ...............      79,000         1,135,625
Nielsen Media Research, Inc. ...................      40,200           723,600
Young & Rubicam, Inc.* .........................      54,300         1,757,963
                                                                  ------------
                                                                     3,617,188
                                                                  ------------
TRUCKING, SHIPPING (1.1%)
OMI Corp.* .....................................     154,900           503,425
Teekay Shipping Corp. ..........................     129,100         2,428,694
                                                                  ------------
                                                                     2,932,119
                                                                  ------------
TOTAL BUSINESS SERVICES (11.3%) ................                    31,166,450
                                                                  ------------
CAPITAL GOODS
AEROSPACE (0.2%)
Loral Space & Communications Ltd.* .............      30,000           534,375
                                                                  ------------
BUILDING MATERIALS & FOREST PRODUCTS (1.3%)
Louisiana Pacific Corp. ........................      60,000         1,098,750
Martin Marietta Materials, Inc. ................      40,000         2,487,500
                                                                  ------------
                                                                     3,586,250
                                                                  ------------

                                     SAI-26

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                       NUMBER OF         MARKET
                                                         SHARES          VALUE
                                                      -----------   ---------------
MACHINERY (1.4%)
United Rentals, Inc.* .............................     120,800      $  4,001,500
                                                                     ------------
TOTAL CAPITAL GOODS (2.9%) ........................                     8,122,125
                                                                     ------------
CONSUMER CYCLICALS
AIRLINES (3.4%)
Continental Airlines, Inc. (Class B)* .............     206,200         6,907,700
Northwest Airlines Corp. (Class A)* ...............     100,800         2,576,700
                                                                     ------------
                                                                        9,484,400
                                                                     ------------
APPAREL, TEXTILE (5.5%)
Mohawk Industries, Inc.* ..........................     177,500         7,466,093
Tommy Hilfiger Corp.* .............................      78,000         4,680,000
Unifi, Inc. .......................................     161,100         3,151,519
                                                                     ------------
                                                                       15,297,612
                                                                     ------------
AUTO RELATED (4.8%)
Circuit City Stores, Inc. - CarMax Group* .........     302,300         1,643,756
Federal Mogul Corp. ...............................      25,000         1,487,500
Hertz Corp. (Class A) .............................      80,100         3,654,562
Republic Industries, Inc.* ........................     427,700         6,308,575
                                                                     ------------
                                                                       13,094,393
                                                                     ------------
FOOD SERVICES, LODGING (2.1%)
Extended Stay America, Inc.* ......................      99,900         1,048,950
Florida Panthers Holdings* ........................     125,200         1,165,925
Meristar Hospitality Corp. ........................      94,700         1,757,869
Starbucks Corp.* ..................................      32,800         1,840,900
                                                                     ------------
                                                                        5,813,644
                                                                     ------------
HOUSEHOLD FURNITURE, APPLIANCES (1.4%)
Industrie Natuzzi Spa (ADR) .......................     150,900         3,753,637
                                                                     ------------
LEISURE RELATED (5.3%)
Brass Eagle, Inc.* ................................       1,500            23,063
Callaway Golf Company .............................      63,400           649,850
Mattel, Inc. ......................................      27,700           631,906
MGM Grand, Inc.* ..................................      16,700           452,988
Premier Parks, Inc.* ..............................     246,400         7,453,600
Royal Caribbean Cruises Ltd. ......................     142,600         5,276,200
                                                                     ------------
                                                                       14,487,607
                                                                     ------------

                                     SAI-27

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                           NUMBER OF         MARKET
                                                             SHARES          VALUE
                                                          -----------   ---------------
RETAIL -- GENERAL (8.7%)
Bed Bath & Beyond, Inc.* ..............................      46,900      $  1,600,463
Genesis Direct, Inc.* .................................     150,000         1,171,875
Gucci Group NV - NY ...................................      30,900         1,502,512
Limited, Inc. .........................................      35,000         1,019,375
Ross Stores, Inc. .....................................      47,200         1,858,500
Saks Incorporated* ....................................     110,400         3,484,500
Tandy Corp. ...........................................      32,500         1,338,594
Tiffany & Co. .........................................     132,600         6,878,625
TJX Cos., Inc. ........................................      77,600         2,250,400
Venator Group, Inc.* ..................................     472,200         3,039,787
                                                                         ------------
                                                                           24,144,631
                                                                         ------------
TOTAL CONSUMER CYCLICALS (31.2%) ......................                    86,075,924
                                                                         ------------
CONSUMER NONCYCLICALS
DRUGS (2.1%)
Algos Pharmaceuticals Corp.* ..........................      45,000         1,170,000
Barr Laboratories, Inc.* ..............................      10,500           504,000
Forest Laboratories, Inc.* ............................      17,000           904,188
MedImmune, Inc.* ......................................      23,500         2,336,781
Mylan Laboratories, Inc. ..............................      25,000           787,500
                                                                         ------------
                                                                            5,702,469
                                                                         ------------
HOSPITAL SUPPLIES & SERVICES (8.1%)
Biomet, Inc. ..........................................      17,250           694,313
Columbia/HCA Healthcare Corp. .........................     239,200         5,920,200
Guidant Corp. .........................................      15,400         1,697,850
Health Management Associates, Inc. (Class A)* .........      66,500         1,438,063
HEALTHSOUTH Corp.* ....................................     536,600         8,283,763
Hooper Holmes, Inc. ...................................      14,300           414,700
Saint Jude Medical, Inc.* .............................      43,100         1,193,331
Steris Corp.* .........................................      55,000         1,564,063
Sun International Hotels Ltd.* ........................      27,200         1,235,900
                                                                         ------------
                                                                           22,442,183
                                                                         ------------
RETAIL -- FOOD (1.4%)
Food Lion, Inc. (Class A) .............................     140,000         1,487,500
Kroger Co.* ...........................................      10,000           605,000
Whole Foods Market, Inc.* .............................      37,100         1,794,713
                                                                         ------------
                                                                            3,887,213
                                                                         ------------
TOTAL CONSUMER NONCYCLICALS (11.6%) ...................                    32,031,865
                                                                         ------------

                                     SAI-28

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                NUMBER OF         MARKET
                                                  SHARES          VALUE
                                               -----------   ---------------
CREDIT-SENSITIVE
BANKS (1.6%)
Greenpoint Financial Corp. .................      82,700      $  2,904,838
Sovereign Bancorp, Inc. ....................     110,000         1,567,500
                                                              ------------
                                                                 4,472,338
                                                              ------------
FINANCIAL SERVICES (4.7%)
CMAC Investment Corp. ......................      36,600         1,681,313
Capital One Financial Corp. ................      16,600         1,909,000
Edwards (A.G.), Inc. .......................      59,700         2,223,825
Merrill Lynch & Co., Inc. ..................      36,500         2,436,375
Newcourt Credit Group, Inc. ................      48,100         1,680,494
Newhall Land & Farming Co. .................      35,000           910,000
Paine Webber, Inc. .........................      55,300         2,135,963
                                                              ------------
                                                                12,976,970
                                                              ------------
INSURANCE (7.2%)
Ace Ltd. ...................................      43,800         1,508,360
AFLAC, Inc. ................................      60,300         2,653,200
CNA Financial Corp.* .......................     263,500        10,605,875
Everest Reinsurance Holdings, Inc. .........      50,000         1,946,875
Gallagher (Arthur J.) & Co. ................      20,000           882,500
Providian Financial Corp. ..................      18,750         1,406,250
Reliastar Financial Corp. ..................      22,500         1,037,810
                                                              ------------
                                                                20,040,870
                                                              ------------
REAL ESTATE (3.7%)
Boston Properties, Inc. ....................      83,200         2,537,600
Crescent Real Estate Equities Co. ..........      96,000         2,208,000
Equity Office Properties Trust .............      87,700         2,104,800
Vornado Realty Trust .......................      97,300         3,283,875
                                                              ------------
                                                                10,134,275
                                                              ------------
UTILITY -- TELEPHONE (0.7%)
Frontier Corp. .............................      55,000         1,870,000
                                                              ------------
TOTAL CREDIT-SENSITIVE (17.9%) .............                    49,494,453
                                                              ------------
ENERGY
OIL -- DOMESTIC (0.8%)
Atlantic Richfield Co. .....................      14,100           920,025
Louis Dreyfus Natural Gas Corp.* ...........      90,000         1,282,500
                                                              ------------
                                                                 2,202,525
                                                              ------------

                                     SAI-29

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                   NUMBER OF         MARKET
                                                     SHARES          VALUE
                                                  -----------   ---------------
OIL -- INTERNATIONAL (0.4%)
Vastar Resources, Inc. ........................      25,000      $  1,079,688
                                                                 ------------
OIL -- SUPPLIES & CONSTRUCTION (0.7%)
Diamond Offshore Drilling, Inc. ...............      85,700         2,030,019
                                                                 ------------
RAILROADS (0.8%)
Kansas City Southern Industries, Inc. .........      46,000         2,262,625
                                                                 ------------
TOTAL ENERGY (2.7%) ...........................                     7,574,857
                                                                 ------------
TECHNOLOGY
ELECTRONICS (7.3%)
Altera Corp.* .................................      31,800         1,935,825
Citrix Systems, Inc.* .........................      15,200         1,475,350
Hearst-Argyle Television, Inc.* ...............      35,000         1,155,000
Keane, Inc.* ..................................      29,100         1,162,181
Micron Technology, Inc.* ......................      23,600         1,193,275
Network Associates, Inc.* .....................      51,850         3,435,062
Parametric Technology Corp.* ..................      81,700         1,337,837
Sanmina Corp.* ................................      41,000         2,562,500
Seagate Technology, Inc.* .....................      28,400           859,100
Sterling Commerce, Inc.* ......................      69,500         3,127,500
Synopsys, Inc.* ...............................      34,900         1,893,325
                                                                 ------------
                                                                   20,136,955
                                                                 ------------
OFFICE EQUIPMENT (1.9%)
Ceridian Corp.* ...............................      38,500         2,687,781
Policy Management Systems Corp.* ..............      40,000         2,020,000
Sterling Software, Inc.* ......................      25,000           676,563
                                                                 ------------
                                                                    5,384,344
                                                                 ------------
OFFICE EQUIPMENT SERVICES (2.8%)
Cadence Design Systems, Inc.* .................      35,600         1,059,100
Comverse Technology, Inc.* ....................      42,700         3,031,700
Intuit, Inc.* .................................      10,000           725,000
Novell, Inc.* .................................     165,000         2,990,625
                                                                 ------------
                                                                    7,806,425
                                                                 ------------
TELECOMMUNICATIONS (6.5%)
Amdocs Ltd.* ..................................      42,700           731,238
America Online, Inc. ..........................       7,000         1,120,000
American Satellite Network -- Rights* .........       9,550                 0
FORE Systems, Inc.* ...........................      15,000           274,688
Global TeleSystems Group, Inc.* ...............      59,000         3,289,250

                                     SAI-30

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 3 (POOLED)
(THE ALLIANCE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1998


                                                          NUMBER OF         MARKET
                                                            SHARES          VALUE
                                                         -----------   ---------------
Hyperion Telecommunications, Inc. (Class A)* .........     105,000      $   1,588,125
Millicom International Cellular S.A.* ................     117,200          4,087,350
Nextel Communications, Inc. (Class A)* ...............     167,300          3,952,463
NTL Incorporated* ....................................      15,000            846,563
Winstar Communications, Inc.* ........................      51,000          1,989,000
                                                                        -------------
                                                                           17,878,677
                                                                        -------------
TOTAL TECHNOLOGY (18.5%) .............................                     51,206,401
                                                                        -------------
TOTAL COMMON STOCKS (97.1%)
 (Cost $227,495,826) .................................                    268,307,075
                                                                        -------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 67,331 units
 at $285.54 each (6.9%) ..............................                     19,225,442
                                                                        -------------
TOTAL INVESTMENTS (104.0%)
 (Cost/Amortized Cost $246,721,268)...................                    287,532,517
OTHER ASSETS LESS LIABILITIES (-4.0%) ................                    (11,170,691)
                                                                        -------------
NET ASSETS (100.0%) ..................................                  $ 276,361,826
                                                                        =============

* Non-income Producing.



See Notes to Financial Statements.

                                     SAI-31

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO.4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at market value (cost: $1,914,414,699) .................................    $2,098,464,735
 Preferred stocks -- at market value (cost: $841,125) ....................................           934,875
 Participation in Separate Account No.2A -- at amortized cost, which approximates market value,
  equivalent to 8,358 units at $285.54 ...................................................         2,386,642
Receivables:
 Securities sold .........................................................................        22,404,246
 Dividends ...............................................................................         1,027,478
-------------------------------------------------------------------------------------------   --------------
  Total assets ...........................................................................     2,125,217,976
-------------------------------------------------------------------------------------------   --------------
LIABILITIES:
Payables:
 Securities purchased ....................................................................         3,784,147
 Due to Equitable Life's General Account .................................................         7,913,160
 Custodian fee payable ...................................................................            27,461
 Investment management fees payable ......................................................             5,210
Accrued expenses .........................................................................           440,812
Amount retained by Equitable Life in Separate Account No. 4 (Note 1) .....................         1,271,958
-------------------------------------------------------------------------------------------   --------------
  Total liabilities ......................................................................        13,442,748
-------------------------------------------------------------------------------------------   --------------
NET ASSETS (NOTE 1):
Net assets attributable to participants' accumulations ...................................     2,072,991,897
Reserves and other liabilities attributable to annuity benefits ..........................        38,783,331
-------------------------------------------------------------------------------------------   --------------
NET ASSETS ...............................................................................    $2,111,775,228
===========================================================================================   ==============

See Notes to Financial Statements.

                                     SAI-32

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                           YEAR ENDED DECEMBER 31,
                                                                                          1998                 1997
                                                                                   ------------------   ------------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld -1998: $199,170 and 1997: $2,138) .....     $   12,224,979       $   13,385,197
Interest .......................................................................            477,732              845,517
---------------------------------------------------------------------------------    --------------       --------------
Total ..........................................................................         12,702,711           14,230,714
EXPENSES (NOTE 4) ..............................................................        (18,036,108)         (19,783,932)
---------------------------------------------------------------------------------    --------------       --------------
NET INVESTMENT LOSS ............................................................         (5,333,397)          (5,553,218)
---------------------------------------------------------------------------------    --------------       --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions ..................        424,897,105          372,430,956
---------------------------------------------------------------------------------    --------------       --------------
Unrealized appreciation (depreciation) of investments and foreign currency transactions:
 Beginning of year .............................................................        690,125,231          448,580,808
 End of year ...................................................................        184,143,786          690,125,231
---------------------------------------------------------------------------------    --------------       --------------
Change in unrealized appreciation/depreciation .................................       (505,981,445)         241,544,423
---------------------------------------------------------------------------------    --------------       --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........................        (81,084,340)         613,975,379
---------------------------------------------------------------------------------    --------------       --------------
Increase (decrease) in net assets attributable to operations ...................        (86,417,737)         608,422,161
---------------------------------------------------------------------------------    --------------       --------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ..................................................................        451,738,195          546,890,479
Withdrawals ....................................................................       (897,373,357)        (969,496,108)
---------------------------------------------------------------------------------    --------------       --------------
Decrease in net assets attributable to contributions and withdrawals ...........       (445,635,162)        (422,605,629)
---------------------------------------------------------------------------------    --------------       --------------
(Increase) in accumulated amount retained by Equitable Life in Separate
 Account No. 4 (Note 1) ........................................................           (153,300)            (360,863)
---------------------------------------------------------------------------------    --------------       --------------
INCREASE (DECREASE) IN NET ASSETS ..............................................       (532,206,199)         185,455,669
NET ASSETS -- BEGINNING OF YEAR ................................................      2,643,981,427        2,458,525,758
---------------------------------------------------------------------------------    --------------       --------------
NET ASSETS -- END OF YEAR ......................................................     $2,111,775,228       $2,643,981,427
=================================================================================    ==============       ==============

See Notes to Financial Statements.

                                     SAI-33

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                                    NUMBER OF          MARKET
                                                      SHARES           VALUE
                                                   -----------   -----------------
COMMON STOCKS :
BASIC MATERIALS
CHEMICALS -- SPECIALTY (0.1%)
Crompton & Knowles Corp. .......................       97,800     $    2,023,238
                                                                  --------------
TOTAL BASIC MATERIALS (0.1%) ...................                       2,023,238
                                                                  --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (3.2%)
United States Filter Corp.* ....................    3,000,000         68,625,000
                                                                  --------------
PRINTING, PUBLISHING & BROADCASTING (1.6%)
CBS Corp. ......................................    1,000,000         32,750,000
                                                                  --------------
PROFESSIONAL SERVICES (0.1%)
Nielsen Media Research, Inc. ...................      163,100          2,935,800
                                                                  --------------
TRUCKING, SHIPPING (0.2%)
Knightsbridge Tankers Ltd. .....................      150,000          3,121,875
Marine Transport Corp.* ........................       50,000            112,500
OMI Corp.* .....................................      500,000          1,625,000
                                                                  --------------
                                                                       4,859,375
                                                                  --------------
TOTAL BUSINESS SERVICES (5.1%) .................                     109,170,175
                                                                  --------------
CAPITAL GOODS
AEROSPACE (0.2%)
Loral Space & Communications Ltd.* .............      250,000          4,453,125
                                                                  --------------
TOTAL CAPITAL GOODS (0.2%) .....................                       4,453,125
                                                                  --------------
CONSUMER CYCLICALS
AIRLINES (8.6%)
Alaska Air Group, Inc.* ........................      200,000          8,850,000
America West Holdings Corp. (Class B)* .........      350,000          5,950,000
Continental Airlines, Inc. (Class B)* ..........    3,399,997        113,899,900
Northwest Airlines Corp. (Class A)* ............    2,100,000         53,681,250
                                                                  --------------
                                                                     182,381,150
                                                                  --------------
APPAREL, TEXTILE (2.2%)
Nautica Enterprises, Inc.* .....................      114,200          1,713,000
Tommy Hilfiger Corp.* ..........................      650,000         39,000,000
Unifi, Inc. ....................................      200,000          3,912,500
Wolverine World Wide, Inc. .....................      154,600          2,048,450
                                                                  --------------
                                                                      46,673,950
                                                                  --------------

                                     SAI-34

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                     NUMBER OF          MARKET
                                                       SHARES           VALUE
                                                    -----------   -----------------
AUTO RELATED (7.7%)
Budget Group, Inc.* .............................      250,000     $    3,968,750
Circuit City Stores, Inc.-CarMax Group* .........      490,200          2,665,462
Dana Corp. ......................................      300,000         12,262,500
Dollar Thrifty Automotive Group, Inc.* ..........      841,700         10,836,887
Republic Industries, Inc.* ......................    9,000,000        132,750,000
                                                                   --------------
                                                                      162,483,599
                                                                   --------------
FOOD SERVICES, LODGING (0.9%)
Extended Stay America, Inc.* ....................    1,660,000         17,430,000
Suburban Lodges of America, Inc.* ...............       35,000            286,563
                                                                   --------------
                                                                       17,716,563
                                                                   --------------
HOUSEHOLD FURNITURE, APPLIANCES (1.6%)
Industrie Natuzzi Spa (ADR) .....................    1,011,000         25,148,625
Newell Co. ......................................      200,000          8,250,000
                                                                   --------------
                                                                       33,398,625
                                                                   --------------
LEISURE RELATED (9.0%)
Carnival Corp. ..................................    2,000,000         96,000,000
Cendant Corporation* ............................      506,000          9,645,625
Mirage Resorts, Inc.* ...........................      707,600         10,569,771
Royal Caribbean Cruises Ltd. ....................    2,000,000         74,000,000
                                                                   --------------
                                                                      190,215,396
                                                                   --------------
RETAIL -- GENERAL (1.0%)
Circuit City Stores-Circuit City Group ..........       76,500          3,820,219
Dickson Concepts International, Inc. ............      357,000            276,473
Genesis Direct, Inc.* ...........................      215,000          1,679,688
Limited, Inc. ...................................      100,000          2,912,500
Tandy Corp. .....................................       50,000          2,059,375
Tiffany & Co. ...................................      200,000         10,375,000
                                                                   --------------
                                                                       21,123,255
                                                                   --------------
TOTAL CONSUMER CYCLICALS (31.0%) ................                     653,992,538
                                                                   --------------
CONSUMER NONCYCLICALS
DRUGS (2.5%)
Geltex Pharmaceuticals, Inc.* ...................      700,000         15,837,500
MedImmune, Inc.* ................................      361,600         35,956,600
                                                                   --------------
                                                                       51,794,100
                                                                   --------------

                                     SAI-35

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                            NUMBER OF          MARKET
                                                              SHARES           VALUE
                                                           -----------   -----------------
FOODS (0.3%)
Tysons Foods, Inc. .....................................      350,000     $    7,437,500
                                                                          --------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
HEALTHSOUTH Corp.* .....................................    1,800,000         27,787,500
                                                                          --------------
TOTAL CONSUMER NONCYCLICALS (4.1%) .....................                      87,019,100
                                                                          --------------
CREDIT-SENSITIVE
BANKS (0.8%)
Citigroup, Inc. ........................................      300,000         14,850,000
Washington Mutual, Inc. ................................       84,000          3,207,750
                                                                          --------------
                                                                              18,057,750
                                                                          --------------
FINANCIAL SERVICES (13.8%)
Edwards (A.G.), Inc. ...................................      760,000         28,310,000
Legg Mason, Inc. .......................................    2,500,000         78,906,250
MBNA Corp. .............................................    6,900,000        172,068,750
Newcourt Credit Group, Inc. ............................      100,000          3,493,750
PMI Group, Inc. ........................................      200,000          9,875,000
                                                                          --------------
                                                                             292,653,750
                                                                          --------------
INSURANCE (8.9%)
Ace Ltd. ...............................................      100,000          3,443,750
CNA Financial Corp.* ...................................    3,530,100        142,086,525
IPC Holdings Ltd. ......................................      207,400          4,809,088
NAC Re Corp. ...........................................      600,000         28,162,500
Travelers Property Casualty (Class A) ..................      300,000          9,300,000
                                                                          --------------
                                                                             187,801,863
                                                                          --------------
REAL ESTATE (0.1%)
Excel Legacy Corp.* ....................................      140,000            560,000
Prime Retail, Inc. .....................................       60,000            588,750
                                                                          --------------
                                                                               1,148,750
                                                                          --------------
UTILITY -- ELECTRIC (0.1%)
AES Corp.* .............................................       30,000          1,421,250
                                                                          --------------
UTILITY -- TELEPHONE (7.0%)
Embratel Participacoes (ADR)* ..........................      220,000          3,066,250
Tele Celular Sul Participacoes (ADR)* ..................       22,000            383,625
Tele Centro Oeste Celular Participacoes (ADR)* .........       73,333            215,416
Tele Centro Sul Participacoes (ADR)* ...................       44,000          1,839,750
Tele Leste Celular Participacoes (ADR)* ................        4,400            124,850

                                     SAI-36

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                               NUMBER OF          MARKET
                                                                 SHARES           VALUE
                                                              -----------   -----------------
Telemig Celular Participacoes (ADR)* ......................       11,000     $      233,750
Tele Nordeste Celular Participacoes (ADR)* ................       11,000            203,500
Tele Norte Celular Participacoes (ADR)* ...................        4,400             99,275
Tele Norte Leste Participacoes (ADR)* .....................      220,000          2,736,250
Telephone & Data Systems, Inc. ............................    2,930,000        131,666,875
Telesp Celular Participacoes (ADR)* .......................       88,000          1,540,000
Telesp Participacoes S.A. (ADR)* ..........................      220,000          4,867,500
Tele Sudeste Celular Participacoes (ADR)* .................       44,000            910,250
                                                                             --------------
                                                                                147,887,291
                                                                             --------------
TOTAL CREDIT-SENSITIVE (30.7%) ............................                     648,970,654
                                                                             --------------
ENERGY
OIL -- DOMESTIC (0.4%)
Kerr McGee Corp. ..........................................      220,000          8,415,000
                                                                             --------------
OIL -- INTERNATIONAL (0.1%)
IRI International Corporation* ............................      305,000          1,220,000
                                                                             --------------
OIL -- SUPPLIES & CONSTRUCTION (4.9%)
BJ Services Co.* ..........................................      440,000          6,875,000
Halliburton Co. ...........................................    1,000,000         29,625,000
Lukoil Holdings -- Spons (ADR) ............................       15,000            232,520
Lukoil Holdings -- Spons (ADR) (Preferred Shares) .........       40,000            134,684
Noble Drilling Corp.* .....................................    2,200,000         28,462,500
Oceaneering International, Inc.* ..........................      300,000          4,500,000
Parker Drilling Corp.* ....................................    3,756,100         11,972,569
Rowan Cos., Inc.* .........................................    1,684,800         16,848,000
Stolt Comex Seaway S.A.* ..................................       14,000             94,500
Stolt Comex Seaway S.A. (ADR) (Class A)* ..................      880,000          4,950,000
                                                                             --------------
                                                                                103,694,773
                                                                             --------------
TOTAL ENERGY (5.4%) .......................................                     113,329,773
                                                                             --------------
TECHNOLOGY
ELECTRONICS (8.8%)
Altera Corp.* .............................................      460,000         28,002,500
Cisco Systems, Inc.* ......................................      400,000         37,125,000
DBT Online, Inc.* .........................................      160,000          3,990,000
Micron Technology, Inc.* ..................................      300,000         15,168,750
Motorola, Inc. ............................................       50,000          3,053,125
Network Associates, Inc.* .................................      550,000         36,437,500
Sanmina Corp.* ............................................      305,600         19,100,000

                                     SAI-37

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                   NUMBER OF          MARKET
                                                     SHARES           VALUE
                                                  -----------   -----------------
Sterling Commerce, Inc.* ......................      250,000     $   11,250,000
Xilinx, Inc.* .................................      479,300         31,214,413
                                                                 --------------
                                                                    185,341,288
                                                                 --------------
OFFICE EQUIPMENT SERVICES (3.4%)
First Data Corp. ..............................      600,000         19,012,500
HBO & Co. .....................................    1,752,500         50,274,844
Novell, Inc.* .................................      100,000          1,812,500
                                                                 --------------
                                                                     71,099,844
                                                                 --------------
TELECOMMUNICATIONS (10.6%)
American Satellite Network -- Rights* .........       70,000                  0
Esprit Telecom Group PLC (ADR)* ...............       50,000          2,337,500
Global TeleSystems Group, Inc.* ...............    1,290,000         71,917,500
Millicom International Cellular S.A.* .........    1,550,000         54,056,250
NTL Incorporated* .............................      100,000          5,643,750
United States Cellular Corp.* .................    2,345,000         89,110,000
                                                                 --------------
                                                                    223,065,000
                                                                 --------------
TOTAL TECHNOLOGY (22.8%) ......................                     479,506,132
                                                                 --------------
TOTAL COMMON STOCKS (99.4%)
 (Cost $1,914,414,699) ........................                   2,098,464,735
                                                                 --------------
PREFERRED STOCKS:
CONSUMER CYCLICALS
AIRLINES (0.0%)
Continental Airlines Financial Trust
 8.5% Conv. ...................................       13,500            934,875
                                                                 --------------
TOTAL CONSUMER CYCLICALS (0.0%) ...............                         934,875
                                                                 --------------
TOTAL PREFERRED STOCKS (0.0%)
 (Cost $841,125) ..............................                         934,875
                                                                 --------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 8,358 units
 at $285.54 each (0.1%)........................                       2,386,642
                                                                 --------------



                                     SAI-38

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1998



                                                                                  MARKET
                                                                                  VALUE
                                                                            -----------------
TOTAL INVESTMENTS (99.5%)
 (Cost $1,917,642,466) ..................................................    $2,101,786,252
OTHER ASSETS LESS LIABILITIES (0.5%) ....................................        11,260,934
AMOUNTS RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT NO. 4 (0.0%) (NOTE 1) .................................        (1,271,958)
                                                                             --------------
NET ASSETS (100.0%) .....................................................    $2,111,775,228
                                                                             ==============
Reserves attributable to participants' accumulations ....................    $2,072,991,897
Reserves and other contract liabilities attributable to annuity benefits         38,783,331
                                                                             --------------
NET ASSETS ..............................................................    $2,111,775,228
                                                                             ==============


* Non-income producing.

See Notes to Financial Statements.

                                     SAI-39

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998



ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at market value (cost: $80,844,071) ....................................    $107,359,442
 Preferred stocks -- at market value (cost: $1,785,352) ..................................       1,935,623
 Long-term debt securities -- at value (amortized cost: $82,022,026)......................      84,941,069
 Participation in Separate Account No.2A -- at amortized cost, which approximates market value,
   equivalent to 17,084 units at $285.54 .................................................       4,878,062
Cash .....................................................................................         472,482
Receivables:
 Securities sold .........................................................................         888,963
 Interest ................................................................................       1,086,917
 Dividends ...............................................................................         156,829
 Other ...................................................................................          49,527
Unrealized appreciation of forward currency contracts ....................................           9,001
-------------------------------------------------------------------------------------------   ------------
   Total assets ..........................................................................     201,777,915
-------------------------------------------------------------------------------------------   ------------
LIABILITIES:
Payables:
 Securities purchased ....................................................................       2,398,400
 Due to Equitable Life's General Account .................................................       1,936,063
 Investment management fees payable ......................................................           2,142
Accrued expenses .........................................................................         129,628
-------------------------------------------------------------------------------------------   ------------
   Total liabilities .....................................................................       4,466,233
-------------------------------------------------------------------------------------------   ------------
NET ASSETS ...............................................................................    $197,311,682
===========================================================================================   ============


See Notes to Financial Statements.

                                     SAI-40

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                           YEAR ENDED DECEMBER 31,
                                                                                           1998                1997
                                                                                    -----------------   -----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2):
Interest ........................................................................    $    6,569,338      $    9,248,201
Dividends (net of foreign taxes withheld -- 1998: $65,626 and 1997: $109,690              1,602,361           1,765,490
----------------------------------------------------------------------------------   --------------      --------------
Total ...........................................................................         8,171,699          11,013,691
EXPENSES (NOTE 4) ...............................................................        (3,177,863)         (3,985,252)
----------------------------------------------------------------------------------   --------------      --------------
NET INVESTMENT INCOME ...........................................................         4,993,836           7,028,439
----------------------------------------------------------------------------------   --------------      --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions ...................        23,827,974          30,478,147
----------------------------------------------------------------------------------   --------------      --------------
Unrealized appreciation (depreciation) of investments and foreign currency transactions:
 Beginning of year ..............................................................        20,366,672          24,115,275
 End of year ....................................................................        29,598,154          20,366,672
----------------------------------------------------------------------------------   --------------      --------------
Change in unrealized appreciation/depreciation ..................................         9,231,482          (3,748,603)
----------------------------------------------------------------------------------   --------------      --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .................................        33,059,456          26,729,544
----------------------------------------------------------------------------------   --------------      --------------
Increase in net assets attributable to operations ...............................        38,053,292          33,757,983
----------------------------------------------------------------------------------   --------------      --------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ...................................................................        41,418,954          50,198,862
Withdrawals .....................................................................      (125,416,483)       (153,851,256)
----------------------------------------------------------------------------------   --------------      --------------
Decrease in net assets attributable to contributions and withdrawals ............       (83,997,529)       (103,652,394)
----------------------------------------------------------------------------------   --------------      --------------
DECREASE IN NET ASSETS ..........................................................       (45,944,237)        (69,894,411)
NET ASSETS -- BEGINNING OF YEAR .................................................       243,255,919         313,150,330
----------------------------------------------------------------------------------   --------------      --------------
NET ASSETS -- END OF YEAR .......................................................    $  197,311,682      $  243,255,919
==================================================================================   ==============      ==============

See Notes to Financial Statements.

                                     SAI-41

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                                            NUMBER OF        VALUE
                                                              SHARES       (NOTE 3)
                                                           -----------   ------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (0.9%)
Akzo Nobel N.V. ........................................       2,800      $  127,434
Bayer AG ...............................................       3,000         125,866
Ciba Specialty Chemicals AG ............................         500          41,900
Dow Chemical Co. .......................................       2,800         254,625
Dupont (E.I.) de Nemours & Co. .........................      10,800         573,075
Hitachi Chemical Co. Ltd. ..............................      31,000         233,330
Monsanto Co. ...........................................       7,000         332,500
Nippon Chemi-Con Corp. .................................      12,000          39,104
Toagosei Co. Ltd. ......................................      29,000          54,441
                                                                          ----------
                                                                           1,782,275
                                                                          ----------
CHEMICALS -- SPECIALTY (0.1%) ..........................
NGK Insulators .........................................      10,000         129,018
Praxair, Inc. ..........................................       3,900         137,475
                                                                          ----------
                                                                             266,493
                                                                          ----------
METALS & MINING (0.2%)
Aluminum Co. of America ................................       1,500         111,844
Freeport-McMoran Copper & Gold, Inc. (Class B) .........       8,500          88,719
Newmont Mining Corp. ...................................       2,900          52,381
Phelps Dodge Corp. .....................................       1,200          61,050
Toho Titanium ..........................................       1,000           5,499
                                                                          ----------
                                                                             319,493
                                                                          ----------
PAPER (0.1%)
Buhrmann N.V. ..........................................       3,200          57,234
Georgia Pacific (Georgia-Pacific Group) ................         800          46,850
UPM-Kymmene Oy .........................................       5,010         140,363
                                                                          ----------
                                                                             244,447
                                                                          ----------
STEEL (0.1%)
Koninklijke Hoogovens N.V. .............................       1,000          27,680
NatSteel Ltd. ..........................................      41,000          44,976
Pohang Iron & Steel Co. Ltd. (ADR) * ...................       4,000          67,500
USX-U.S. Steel Group, Inc. .............................       4,600         105,800
                                                                          ----------
                                                                             245,956
                                                                          ----------
TOTAL BASIC MATERIALS (1.4%) ...........................                   2,858,664
                                                                          ----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.3%)
Waste Management, Inc. .................................      10,620         495,158
                                                                          ----------
PRINTING, PUBLISHING & BROADCASTING (1.6%)
CBS Corp. ..............................................      14,200         465,050
Donnelley (R.R.) & Sons Co. ............................       9,200         403,075
Gannett Co. ............................................       7,700         509,644
Grupo Televisa SA (ADR) * ..............................       2,400          59,250
Liberty Media Group (Class A) * ........................      12,375         570,023
New Straits Times Press BHD ............................      13,000           6,392
Reed International PLC .................................       5,000          39,774

                                     SAI-42

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998



                                                   NUMBER OF        VALUE
                                                     SHARES       (NOTE 3)
                                                  -----------   ------------
Scripps (E.W.) Co. (Class A) ..................       4,300      $  213,925
Seat-Pagine Gialle Spa * ......................     220,000         207,923
Tele-Communications, Inc. (Class A) * .........      12,500         691,406
Tokyo Broadcasting System, Inc. ...............       2,000          22,368
United News & Media PLC .......................       7,000          60,571
                                                                 ----------
                                                                  3,249,401
                                                                 ----------
PROFESSIONAL SERVICES (0.1%)
Cordiant Communications Group PLC * ...........      20,000          35,576
Marlborough International PLC * ...............       5,700          16,980
Meitec ........................................         900          22,474
Vedior N.V. CVA ...............................         888          17,489
WPP Group PLC .................................       6,000          36,308
                                                                 ----------
                                                                    128,827
                                                                 ----------
TRUCKING, SHIPPING (0.2%)
Bergesen Dy As (A Shares) .....................       5,000          60,177
CNF Transportation, Inc. ......................       9,400         353,088
Frontline Ltd.* ...............................       9,790          18,775
Frontline Ltd. -- Warrants * ..................       5,706               0
                                                                 ----------
                                                                    432,040
                                                                 ----------
TOTAL BUSINESS SERVICES (2.2%) ................                   4,305,426
                                                                 ----------
CAPITAL GOODS
AEROSPACE (0.3%)
British Aerospace .............................      11,000          93,355
Gulfstream Aerospace Corp.* ...................       8,500         452,625
Senior Engineering Group PLC ..................      16,000          30,589
                                                                 ----------
                                                                    576,569
                                                                 ----------
BUILDING & CONSTRUCTION (0.3%)
ABB AG ........................................          40          46,929
Beazer Group PLC ..............................      36,000          90,969
Bouygues ......................................       1,000         206,045
Daito Trust Construction Co. Ltd. .............         300           2,601
Groupe GTM ....................................       1,000         103,738
National House Industrial Co. .................      10,000          85,097
Societe Technip ...............................         600          56,448
Toda Corp. ....................................       1,000           4,844
                                                                 ----------
                                                                    596,671
                                                                 ----------
BUILDING MATERIALS & FOREST PRODUCTS (0.4%)
BPB Industries PLC ............................      20,500          73,272
Fujikura Ltd. .................................       4,000          21,465
Holderbank Financiere Glarus AG ...............         150         177,731
Matsushita Electric Works Ltd. ................      22,000         225,007
Nichiha Corp. .................................         700           6,391
PPG Industries, Inc. ..........................       2,300         133,975
Rugby Group PLC ...............................      45,000          70,322
Unidare PLC ...................................      26,000          67,772
                                                                 ----------
                                                                    775,935
                                                                 ----------


                                     SAI-43

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                            NUMBER OF        VALUE
                                                              SHARES       (NOTE 3)
                                                           -----------   ------------
ELECTRICAL EQUIPMENT (1.9%)
Daikin Industries Ltd. .................................      10,000      $   99,176
General Electric Co. ...................................      33,600       3,429,300
Schneider SA ...........................................       1,000          60,633
Sumitomo Electric Industries ...........................      11,000         123,802
                                                                          ----------
                                                                           3,712,911
                                                                          ----------
MACHINERY (1.0%)
Allied Signal, Inc. ....................................      11,800         522,888
FKI Babcock PLC ........................................      10,000          22,360
Fujitec Co. Ltd. .......................................      18,000         116,036
IHC Caland .............................................       1,400          58,128
Keyence Corp. ..........................................         100          12,309
KSB AG .................................................         300          50,922
Nitta Corp. ............................................       1,000           5,703
Schindler Holding AG Participating Certificate .........          35          56,110
Schindler Holding AG Registered ........................         100         170,517
Siebe PLC ..............................................      20,000          78,468
SMC Corp. ..............................................         700          55,911
Stork N.V. .............................................       3,600          82,209
TI Group PLC ...........................................      10,000          53,905
United Technologies Corp. ..............................       5,200         565,500
Valmet Oy ..............................................       6,200          83,181
Vestas Wind Systems A/S * ..............................         350          18,796
                                                                          ----------
                                                                           1,952,943
                                                                          ----------
TOTAL CAPITAL GOODS (3.9%) .............................                   7,615,029
                                                                          ----------
CONSUMER CYCLICALS
AIRLINES (0.3%)
Continental Airlines, Inc. (Class B) * .................       3,800         127,300
Delta Air Lines, Inc. ..................................       4,300         223,600
KLM ....................................................       1,600          48,376
Northwest Airlines Corp. (Class A) * ...................       5,300         135,481
Virgin Express Holdings PLC (ADR) * ....................      18,000         144,000
                                                                          ----------
                                                                             678,757
                                                                          ----------
APPAREL, TEXTILE (0.2%)
Nautica Enterprises, Inc. * ............................       8,800         132,000
Onward Kashiyama Co. Ltd. ..............................      15,000         201,629
                                                                          ----------
                                                                             333,629
                                                                          ----------
AUTO RELATED (0.1%)
Continental AG .........................................       3,000          83,311
Minebea Co. Ltd. .......................................       3,000          34,375
NGK Spark Plug Co. Ltd. ................................       2,000          20,384
Sumitomo Rubber, Inc. ..................................      33,000         157,505
                                                                          ----------
                                                                             295,575
                                                                          ----------
AUTOS & TRUCKS (0.5%)
Bajaj Auto Ltd. (GDR) ..................................       1,500          22,688
Ford Motor Co. .........................................       9,600         563,400

                                     SAI-44

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                    NUMBER OF        VALUE
                                                      SHARES       (NOTE 3)
                                                   -----------   ------------
General Motors Corp. ...........................       4,900      $  350,656
Honda Motor Co. Ltd. ...........................       2,000          65,704
Volkswagen AG ..................................       1,000          80,852
                                                                  ----------
                                                                   1,083,300
                                                                  ----------
FOOD SERVICES, LODGING (0.1%)
Accor SA .......................................         200          43,284
Choice Hotels Scandinavia ASA ..................      20,000          28,303
Compass Group PLC ..............................      10,000         114,377
Sanyo Pax Co. Ltd. .............................       1,000           6,907
                                                                  ----------
                                                                     192,871
                                                                  ----------
HOUSEHOLD FURNITURE, APPLIANCES (0.3%)
AIWA Co. Ltd. ..................................       1,000          26,388
Hunter Douglas N.V. ............................       2,500          82,774
Industrie Natuzzi Spa (ADR) ....................         600          14,925
Philips Electronics ............................         100           6,707
Rubbermaid, Inc. ...............................      13,000         408,688
Sony Corp. .....................................         900          65,589
                                                                  ----------
                                                                     605,071
                                                                  ----------
LEISURE RELATED (1.0%)
Amer Group Ltd. * ..............................       2,000          20,795
Berjaya Sports Toto BHD ........................      27,000          23,569
Canal Plus .....................................         200          54,552
Carnival Corp. .................................       9,400         451,200
Disney (Walt) Co. ..............................      12,299         368,970
Granada Group PLC ..............................       8,000         141,840
Harley Davidson, Inc. ..........................       9,100         431,113
Ladbroke Group PLC .............................      30,000         119,696
Mirage Resorts, Inc. * .........................       9,400         140,413
Nintendo Co. Ltd. ..............................       1,100         106,659
Nippon Broadcasting System .....................       1,000          40,025
Shimano, Inc. ..................................       1,000          25,812
Thomson Travel Group PLC .......................      20,000          54,861
VTech Holdings Ltd. * ..........................      10,000          43,626
                                                                  ----------
                                                                   2,023,131
                                                                  ----------
PHOTO & OPTICAL (0.1%)
Fuji Photo Film Co. ............................       2,000          74,382
Gretag Imaging Group * .........................       1,000          85,987
                                                                  ----------
                                                                     160,369
                                                                  ----------
RETAIL -- GENERAL (3.0%)
Ahold N.V. .....................................       1,000          36,942
Aldeasa SA .....................................       3,000         118,026
Best Buy Co., Inc. * ...........................       6,000         368,250
Boots Co. PLC ..................................      10,000         169,819
British Airport Author PLC .....................      13,300         154,332
Carrefour SA ...................................          50          37,730
Circuit City Stores-Circuit City Group .........       9,200         459,425

                                     SAI-45

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                NUMBER OF        VALUE
                                                  SHARES        (NOTE 3)
                                               -----------   -------------
Costco Companies, Inc. * ...................       7,200      $   519,750
Dixons Group PLC ...........................       1,000           13,990
Home Depot, Inc. ...........................      20,700        1,266,581
Japan Airport Terminal Co. Ltd. ............       6,000           36,926
Kingfisher PLC .............................       8,000           86,447
Paris Miki, Inc. ...........................         800           18,418
Sato Corp. .................................       2,000           35,420
Smith (W.H.) Group PLC .....................       2,700           21,545
Staples, Inc. * ............................       8,300          362,606
Wal-Mart Stores, Inc. ......................      25,200        2,052,225
                                                              -----------
                                                                5,758,432
                                                              -----------
TOTAL CONSUMER CYCLICALS (5.6%) ............                   11,131,135
                                                              -----------
CONSUMER NONCYCLICALS
BEVERAGES (1.4%)
Anheuser Busch, Inc. .......................       2,600          170,625
Coca-Cola Co. ..............................      27,200        1,819,000
Coca-Cola Enterprises, Inc. ................       8,900          318,175
Diageo PLC .................................       9,000          101,069
Mercian Corp.* .............................       4,000           16,329
Pepsico, Inc. ..............................       6,000          245,625
Scottish & Newcastle PLC ...................       5,000           56,648
Whitbread PLC ..............................       5,000           63,672
                                                              -----------
                                                                2,791,143
                                                              -----------
CONTAINERS (0.3%)
Sealed Air Corp. * .........................      10,800          551,475
                                                              -----------
DRUGS (5.0%)
American Home Products Corp. ...............      12,400          698,275
Amgen, Inc. * ..............................       4,400          460,075
Bristol-Myers Squibb Co. ...................      12,600        1,686,038
Daiichi Pharmaceutical Co. .................      10,000          169,043
Genzyme Corporation * ......................       8,400          417,900
Genzyme-Molecular Oncology * ...............         929            3,019
Lilly (Eli) & Co. ..........................       5,900          524,363
MedImmune, Inc. * ..........................       6,500          646,344
Merck & Co., Inc. ..........................       8,200        1,211,038
Novartis AG ................................          40           78,700
Orion-Yhtyma Oy (B Shares) .................       7,800          188,366
Pfizer, Inc. ...............................      16,240        2,037,105
Sankyo Co. Ltd. ............................       1,000           21,872
Sanofi SA ..................................         800          131,640
Santen Pharmaceutical Co. Ltd. .............       4,000           76,862
Schering Plough Corp. ......................      20,400        1,127,100
Warner Lambert Co. .........................       3,200          240,600
Yamanouchi Pharmaceutical Co. Ltd. .........       2,000           64,465
                                                              -----------
                                                                9,782,805
                                                              -----------

                                     SAI-46

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998



                                                 NUMBER OF        VALUE
                                                   SHARES        (NOTE 3)
                                                -----------   -------------
FOODS (0.9%)
Barry Callebaut AG ..........................         200      $    45,471
Campbell Soup Co. ...........................      11,600          638,000
Huhtamaki Oy Series I .......................       1,000           38,276
Orkla ASA 'A' ...............................       4,000           60,045
Parmalat Finanziaria Spa ....................      10,000           19,144
Rite Aid Corp. ..............................       9,800          485,713
Sara Lee Corp. ..............................       5,200          146,575
Tysons Foods, Inc. ..........................      18,200          386,750
Yakult Honsha Co. ...........................       1,000            6,243
                                                               -----------
                                                                 1,826,217
                                                               -----------
HOSPITAL SUPPLIES & SERVICES (1.0%)
Abbott Laboratories .........................       5,000          245,000
Boston Scientific Corp. * ...................       4,800          128,700
Johnson & Johnson ...........................       4,200          352,275
Medtronic, Inc. .............................      10,700          794,475
PT Tempo Scan Pacific * .....................      40,000            2,125
Tenet Healthcare Corp. * ....................      17,600          462,000
                                                               -----------
                                                                 1,984,575
                                                               -----------
RETAIL -- FOOD (0.4%)
Delhaize Le Lion SA .........................       1,000           88,402
Familymart Co. ..............................       1,400           69,919
Kroger Co. * ................................       9,200          556,600
                                                               -----------
                                                                   714,921
                                                               -----------
SOAPS & TOILETRIES (1.9%)
Avon Products, Inc. .........................      10,900          482,325
Colgate Palmolive Co. .......................       6,500          603,688
Estee Lauder Cos. (Class A) .................       4,500          384,750
Gillette Corp. ..............................      15,800          763,338
KAO Corp. ...................................       5,000          112,902
Procter & Gamble Co. ........................      15,600        1,424,475
                                                               -----------
                                                                 3,771,478
                                                               -----------
TOBACCO (1.0%)
Austria Tabakwerke AG .......................       1,600          122,631
Japan Tobacco, Inc. .........................          17          170,105
Philip Morris Cos., Inc. ....................      29,030        1,553,105
Seita .......................................       2,000          125,201
Swedish Match AB ............................       4,200           15,318
Tabacalera SA (A Shares) ....................       6,400          161,542
                                                               -----------
                                                                 2,147,902
                                                               -----------
TOTAL CONSUMER NONCYCLICALS (11.9%) .........                   23,570,516
                                                               -----------
CREDIT-SENSITIVE
BANKS (4.0%)
Allied Irish Bank ...........................      18,000          322,534
Argentaria SA ...............................       1,000           25,911
Banca Nazionale del Lavoro * ................      11,100           31,069


                                     SAI-47

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                        NUMBER OF        VALUE
                                                          SHARES       (NOTE 3)
                                                       -----------   ------------
Banco Central Hispanoamericano SA ..................       5,000      $   59,401
Banco Santander SA .................................       4,000          79,530
Bangkok Bank * .....................................       1,000           2,063
Bank Austria AG ....................................       1,050          53,370
Bank Dagang Nasional Indonesia Tbk * ...............     234,000           2,194
Bank of Ireland * ..................................      10,000         222,678
Bank of Tokyo-Mitsubishi Ltd. ......................       2,000          20,721
Bank One Corp. .....................................      18,232         930,972
BankAmerica Corp. ..................................      22,142       1,331,288
Banque National de Paris ...........................       1,000          82,311
BCO Bilbao Vizcaya .................................       6,000          94,125
Chase Manhattan Corp. ..............................      15,514       1,055,922
Citigroup, Inc. ....................................      29,550       1,462,725
Dao Heng Bank Group Ltd. ...........................       5,000          15,456
Den Norske Bank ASA ................................       3,000          10,435
Erste Bank Oesterreichischen Sparkassen AG .........       1,090          58,312
Forenings Sparbanken (A Shares) ....................       1,200          31,155
National Bank of Canada ............................       3,000          48,564
San Paolo-IMI Spa ..................................      10,450         184,865
Seventy-Seven Bank Ltd. ............................      23,000         230,143
Shizuoka Bank ......................................       3,000          37,058
Skandinaviska Enskilda Banken (Series A) ...........       4,400          46,510
Societe Generale ...................................         200          32,373
State Bank of India (GDR) ..........................       4,800          40,200
Suncorp Metway Ltd. ................................       6,571          14,295
Thai Farmers Bank-Warrants * .......................         750             101
Toho Bank ..........................................       1,000           4,144
Unicredito Italiano Spa ............................       9,500          56,375
Wells Fargo Co. ....................................      26,100       1,042,369
Wing Hang Bank Ltd. ................................      31,000          77,224
Yamaguchi Bank .....................................      14,000         132,153
                                                                      ----------
                                                                       7,838,546
                                                                      ----------
FINANCIAL SERVICES (2.7%)
Aiful Co. ..........................................       2,000         121,491
Associates First Capital Corp. (Class A) ...........      16,642         705,205
Credit Saison Co. ..................................       2,000          49,323
Daiwa Securities Co. Ltd. ..........................       2,000           6,836
Fleet Financial Group, Inc. ........................      14,500         647,969
Garban PLC * .......................................         666           2,558
Household International, Inc. ......................      12,800         507,200
Legg Mason, Inc. ...................................      10,700         337,719
MBNA Corp. .........................................      24,412         608,774
Merrill Lynch & Co., Inc. ..........................       9,800         654,150
Morgan Stanley Dean Witter & Co. ...................      11,800         837,800
Nichiei Co. Ltd. ...................................         420          33,472
Peregrine Investment Holdings * ....................      90,000               0
Sanyo Shinpan Finance ..............................         400          14,522
Schwab Charles Corp. ...............................       7,500         421,406

                                     SAI-48

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                           NUMBER OF        VALUE
                                                             SHARES       (NOTE 3)
                                                          -----------   ------------
PMI Group, Inc. .......................................       5,700      $  281,438
Worms Et Compagnie ....................................         300          17,439
                                                                         ----------
                                                                          5,247,302
                                                                         ----------
INSURANCE (2.0%)
Allstate Corp. ........................................       3,400         131,325
American International Group, Inc. ....................      13,500       1,304,438
AMEV N.V. .............................................       1,200          99,392
ASR Verzekeringsgroep N.V. ............................       1,500         135,738
Catalana Occidente SA .................................       3,000          78,261
CGU PLC ...............................................       9,864         154,063
Cia de Seguros Imperio SA * ...........................       9,000          73,253
Corporacion Mapfre ....................................       2,200          59,718
Hartford Financial Services Group, Inc. ...............       9,700         532,288
Hartford Life, Inc. ...................................       7,000         407,750
ING Groep N.V. ........................................       2,000         121,898
Irish Life PLC ........................................      12,000         113,254
Kingsway Financial Services * .........................       2,000          15,666
Royal & Sun Alliance Insurance Group PLC ..............       4,000          32,351
SunAmerica, Inc. ......................................       2,800         227,150
Travelers Property & Casualty Corp. (Class A) .........       9,200         285,200
Trygg Hansa AB (B Shares) * ...........................       6,800         205,127
United Assurance Group PLC ............................       5,000          45,510
                                                                         ----------
                                                                          4,022,382
                                                                         ----------
MORTGAGE RELATED (0.4%)
Fannie Mae ............................................       8,400         621,600
Freddie Mac ...........................................       3,500         225,531
                                                                         ----------
                                                                            847,131
                                                                         ----------
REAL ESTATE (0.0%)
Daibiru Corp. .........................................       1,000           6,376
Green Property PLC * ..................................      10,000          56,601
Sumitomo Realty & Development Co. Ltd. ................       2,000           6,500
                                                                         ----------
                                                                             69,477
                                                                         ----------
UTILITY -- ELECTRIC (1.1%)
AES Corp. * ...........................................      10,800         511,650
Central & South West Corp. ............................       5,400         148,163
CIA Paranaense de Energia-Copel (ADR) .................      10,000          71,250
CMS Energy Corp. ......................................       9,600         465,000
Consolidated Edison, Inc. .............................       9,300         491,738
Duke Power Co. ........................................       2,900         185,781
Electricidade de Portugal SA ..........................         500          10,998
Fortum Oyj * ..........................................       4,964          30,361
FPL Group, Inc. .......................................       3,300         203,363
Hongkong Electric Holdings Ltd. .......................      34,000         103,129
                                                                         ----------
                                                                          2,221,433
                                                                         ----------

                                     SAI-49

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                NUMBER OF        VALUE
                                                  SHARES        (NOTE 3)
                                               -----------   -------------
UTILITY -- GAS (0.2%)
Anglian Water PLC ..........................       5,599      $    77,629
ENRON Corp. ................................       2,600          148,363
Scottish Power PLC .........................      10,000          102,324
                                                              -----------
                                                                  328,316
                                                              -----------
UTILITY -- TELEPHONE (3.2%)
Ameritech Corp. ............................      18,400        1,166,100
AT&T Corp. .................................      14,423        1,085,331
Bell Atlantic Corp. ........................       6,200          328,616
BellSouth Corp. ............................      28,400        1,416,450
British Telecommunications PLC .............       4,000           60,147
Cable & Wireless PLC .......................       4,000           49,175
Frontier Corp. .............................       1,400           47,600
Nippon Telegraph & Telephone Corp. .........          10           77,216
SBC Communications, Inc. ...................      22,400        1,201,200
Sprint Corp. ...............................       3,600          302,850
Swisscom AG * ..............................         400          167,602
Telecom Italia Spa .........................       7,000           59,796
Telecom Italia Spa * .......................      10,600           66,787
Telefonica de Espana .......................       3,060          136,136
Telekom Malaysia BHD .......................       7,000           12,891
Telekomunikacja Polska SA (GDR) * ..........      12,900           65,790
                                                              -----------
                                                                6,243,687
                                                              -----------
TOTAL CREDIT-SENSITIVE (13.6%) .............                   26,818,274
                                                              -----------
ENERGY
COAL & GAS PIPELINES (0.0%)
OMV AG .....................................         300           28,262
                                                              -----------
OIL -- DOMESTIC (0.5%)
Amoco Corp. ................................       6,000          362,250
Atlantic Richfield Co. .....................       2,200          143,550
USX-Marathon Group .........................      14,400          433,800
                                                              -----------
                                                                  939,600
                                                              -----------
OIL -- INTERNATIONAL (1.9%)
British Petroleum Co. PLC ..................       5,000           74,561
Chevron Corp. ..............................       3,300          273,694
Exxon Corp. ................................      21,400        1,564,875
Gulf Indonesia Resources Ltd. * ............         800            5,200
Mobil Corp. ................................       6,500          566,313
Oil Search Ltd. ............................         550              556
Repsol SA ..................................       1,000           53,373
Royal Dutch Petroleum Co. ..................      18,000          861,750
Shell Transport & Trading Co. PLC ..........      10,000           61,178
Texaco, Inc. ...............................       4,500          237,938
Total SA-B .................................       1,000          101,234
                                                              -----------
                                                                3,800,672
                                                              -----------

                                     SAI-50

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                   NUMBER OF        VALUE
                                                     SHARES       (NOTE 3)
                                                  -----------   ------------
OIL -- SUPPLIES & CONSTRUCTION (0.5%)
BJ Services Co. * .............................       8,600      $  134,375
Fracmaster Ltd. * .............................      14,300          41,113
Fugro N.V. ....................................       3,000          70,264
Halliburton Co. ...............................       4,000         118,500
Noble Drilling Corp. * ........................      44,100         570,544
                                                                 ----------
                                                                    934,796
                                                                 ----------
TOTAL ENERGY (2.9%) ...........................                   5,703,330
                                                                 ----------
TECHNOLOGY
ELECTRONICS (4.0%)
Altera Corp. * ................................       7,409         451,023
AMP, Inc. .....................................      10,300         536,244
Cisco Systems, Inc. * .........................      19,975       1,853,930
Disco Corp. ...................................         400          11,689
Fujimi, Inc. ..................................         620          21,521
Intel Corp. ...................................      19,286       2,286,596
Micronics Japan Co. Ltd. ......................       2,000          29,222
Motorola, Inc. ................................      10,300         628,944
Nikon Corp. ...................................       5,000          48,703
Rohm Co. Ltd. .................................       1,000          91,118
Sanmina Corp. * ...............................      16,622       1,038,875
Solectron Corp. * .............................       4,100         381,044
The Swatch Group AG ...........................         800         119,945
TOWA Corp. ....................................          20             505
Uniphase Corp. * ..............................       5,000         346,875
                                                                 ----------
                                                                  7,846,234
                                                                 ----------
OFFICE EQUIPMENT (2.2%)
Barco N.V. ....................................         300          84,622
Canon, Inc. ...................................       1,000          21,385
Compaq Computer Corp. .........................      25,750       1,079,891
Dell Computer Corp. * .........................      17,200       1,258,825
International Business Machines Corp. .........      10,800       1,995,300
                                                                 ----------
                                                                  4,440,023
                                                                 ----------
OFFICE EQUIPMENT SERVICES (2.5%)
Computer Sciences Corp. .......................       3,900         251,306
Data Communication System Co. .................       1,080          22,044
First Data Corp. ..............................       6,000         190,125
Frontec AB (B Shares) * .......................      10,000          42,900
Fuji Soft ABC, Inc. ...........................         800          40,733
HBO & Co. .....................................      10,400         298,350
Intuit, Inc. * ................................       6,300         456,750
Microsoft Corp. * .............................      25,750       3,571,187
Nippon System Development .....................       2,200          68,184
                                                                 ----------
                                                                  4,941,579
                                                                 ----------

                                     SAI-51

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998



                                                             NUMBER OF         VALUE
                                                               SHARES        (NOTE 3)
                                                            -----------   --------------
TELECOMMUNICATIONS (3.0%)
AirTouch Communications, Inc. * .........................      11,000      $    793,375
America Online, Inc. ....................................       3,900           624,000
Asia Satellite Telecommunications Holdings Ltd. .........      34,000            60,561
DDI Corp. ...............................................          18            66,944
Energis PLC * ...........................................       4,000            89,440
FORE Systems, Inc. * ....................................      11,900           217,919
Helsinki Telephone Corp. * ..............................       1,500            89,673
Keppel Telecommunications & Transportation Ltd. .........      15,000             9,909
Lucent Technologies, Inc. ...............................      16,900         1,859,000
MCI WorldCom, Inc. * ....................................      23,224         1,666,322
Mobistar SA * ...........................................         800            40,363
Orange PLC * ............................................       6,600            76,531
PT Indosat ..............................................      73,000            95,128
PT Telekomunikasi Indonesia .............................      60,000            20,250
Sprint Corp. (PCS Group) * ..............................       1,850            42,781
Videsh Sanchar Nigam Ltd. (ADR) * .......................       4,800            58,800
Vodafone Group PLC ......................................       6,500           105,250
Winstar Communications, Inc. * ..........................         295            11,505
                                                                           ------------
                                                                              5,927,751
                                                                           ------------
TOTAL TECHNOLOGY (11.7%) ................................                    23,155,587
                                                                           ------------
DIVERSIFIED
MISCELLANEOUS (1.2%)
BTR PLC (B Shares) ......................................      32,000            18,353
Citic Pacific Ltd. ......................................      11,000            23,711
First Pacific Co. .......................................      75,289            35,956
Hagemeyer N.V. ..........................................       2,000            73,032
Honeywell, Inc. .........................................       5,500           414,219
Smith (Howard) Ltd. .....................................       8,000            52,926
Suez Lyonnaise des Eaux .................................         300            61,599
Montedison Spa ..........................................      60,000            79,789
Tyco International Ltd. .................................       5,300           399,819
U.S. Industries, Inc. ...................................      24,400           454,450
Viad Corp. ..............................................       9,100           276,413
Vivendi .................................................       1,200           311,214
                                                                           ------------
TOTAL DIVERSIFIED (1.2%) ................................                     2,201,481
                                                                           ------------
TOTAL COMMON STOCKS (54.4%)
 (Cost $80,844,071) .....................................                   107,359,442
                                                                           ------------
PREFERRED STOCKS:
BUSINESS SERVICES
PRINTING, PUBLISHING & BROADCASTING (0.0%)
ProSieben Media AG ......................................       1,500            71,795
                                                                           ------------
TRUCKING, SHIPPING (0.1%)
CNF Trust I
 5.0% Conv. Series A ....................................       2,700           153,563
                                                                           ------------
TOTAL BUSINESS SERVICES (0.1%) ..........................                       225,358
                                                                           ------------


                                     SAI-52

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


                                                    NUMBER OF           VALUE
                                                     SHARES           (NOTE 3)
                                               ------------------   ------------
CONSUMER CYCLICALS
LEISURE RELATED (0.1%)
Royal Caribbean Cruises Ltd.
 7.25% Conv. Series A ......................           2,000         $  236,375
                                                                     ----------
RETAIL -- GENERAL (0.0%)
Hornbach Holding AG ........................             600             35,807
                                                                     ----------
TOTAL CONSUMER CYCLICALS (0.1%) ............                            272,182
                                                                     ----------
CREDIT-SENSITIVE
UTILITY -- ELECTRIC (0.1%)
AES Trust
 $2.6875 Conv. Series A.....................           3,500            243,250
                                                                     ----------
TOTAL CREDIT-SENSITIVE (0.1%) ..............                            243,250
                                                                     ----------
TECHNOLOGY
ELECTRONICS (0.1%)
Learnout & Hauspie Capital Trust I
 4.75% Conv. ...............................           2,900             92,800
Times Mirror Co.
 4.25% Conv. ...............................             800             44,600
                                                                     ----------
                                                                        137,400
                                                                     ----------
TELECOMMUNICATIONS (0.6%)
AirTouch Communications, Inc.
 4.25% Conv. Series C ......................             500             51,500
ICG Communications, Inc.
 6.75% Conv. ...............................           1,400             74,550
IXC Communications, Inc.
 $3.375 Conv................................           3,100            102,688
Intermedia Communications, Inc.:
 7.0% Conv. ................................             900             23,006
 7.0% Conv. Series D .......................           2,600             66,462
Nokia Oyi (A Shares) .......................           3,000            366,977
Nextel Strypes Trust
 7.25% Conv. ...............................           7,500            153,750
Winstar Communications, Inc.
 7.0% Conv. ................................           4,600            218,500
                                                                     ----------
                                                                      1,057,433
                                                                     ----------
TOTAL TECHNOLOGY (0.7%) ....................                          1,194,833
                                                                     ----------
TOTAL PREFERRED STOCKS (1.0%)
 (Cost $1,785,352)..........................                          1,935,623
                                                                     ----------
                                                    PRINCIPAL
                                                    AMOUNT
                                                   --------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PRINTING, PUBLISHING & BROADCASTING (0.1%)
Mail-Well, Inc.
 5.0% Conv., 2002 ..........................       $  55,000             49,500

                                     SAI-53

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998



                                                 PRINCIPAL        VALUE
                                                  AMOUNT        (NOTE 3)
                                               ------------   ------------
P-Com, Inc.
 4.25% Conv., 2002 .........................    $  155,000     $   72,850
Tele Communications International, Inc.
 4.5% Conv., 2006 ..........................       155,000        166,625
                                                               ----------
                                                                  288,975
                                                               ----------
PROFESSIONAL SERVICES (0.1%)
Personnel Group of America
 5.75% Conv., 2004 .........................        75,000         86,813
                                                               ----------
TOTAL BUSINESS SERVICES (0.2%) .............                      375,788
                                                               ----------
CAPITAL GOODS
AEROSPACE (0.1%)
Orbital Sciences Corp.
 5.0% Conv., 2002 ..........................        75,000        126,750
                                                               ----------
TOTAL CAPITAL GOODS (0.1%) .................                      126,750
                                                               ----------
CONSUMER CYCLICALS
RETAIL -- GENERAL (0.1%)
Office Depot, Inc.
 Zero Coupon Conv., 2008 ...................       175,000        151,375
                                                               ----------
TOTAL CONSUMER CYCLICALS (0.1%) ............                      151,375
                                                               ----------
CONSUMER NONCYCLICALS
DRUGS (0.4%)
MedImmune, Inc.
 7.0% Conv., 2003 ..........................       100,000        505,500
Quintiles Transnational Corp.
 4.25% Conv., 2000 .........................       150,000        205,125
                                                               ----------
                                                                  710,625
                                                               ----------
HOSPITAL SUPPLIES & SERVICES (0.1%)
Alternative Living Services, Inc.
 5.25% Conv., 2002 .........................        85,000        108,375
Res-Care, Inc.
 6.0% Conv., 2004 ..........................       115,000        159,491
Sunrise Assisted Living, Inc.
 5.5% Conv., 2002 ..........................        55,000         82,088
                                                               ----------
                                                                  349,954
                                                               ----------
MEDIA & CABLE (1.8%)
Turner Broadcasting System, Inc.
 8.375%, 2013 ..............................     3,000,000      3,585,840
                                                               ----------
TOTAL CONSUMER NONCYCLICALS (2.3%) .........                    4,646,419
                                                               ----------
CREDIT-SENSITIVE
ASSET BACKED (0.8%)
Chase Credit Card Master Trust
 6.0%, 2005 ................................     1,625,000      1,661,969
                                                               ----------


                                     SAI-54

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998



                                              PRINCIPAL         VALUE
                                                AMOUNT         (NOTE 3)
                                            -------------   -------------
BANKS (2.8%)
Chase Manhattan Corp.
 6.375%, 2008 ...........................    $2,470,000      $ 2,562,378
St. George Bank Ltd.
 7.15%, 2005 ............................     2,850,000        2,961,635
                                                             -----------
                                                               5,524,013
                                                             -----------
MORTGAGE RELATED (14.5%)
Federal Home Loan Mortgage Corp.:
 7.5%, 2028 .............................     1,075,687        1,104,261
 7.0%, 2011 .............................     3,230,601        3,301,271
Federal National Mortgage Association:
 6.5%, 2011 .............................     6,906,356        6,999,164
 7.0%, 2026 .............................     1,032,596        1,052,603
 6.5%, 2028 .............................     2,466,847        2,480,725
 7.0%, 2028 .............................     1,217,813        1,241,409
 8.0%, 2028 .............................     1,700,000        1,760,032
Government National Mortgage Association:
 7.0%, 2027 .............................       883,050          903,193
 6.5%, 2028 .............................     1,576,313        1,591,588
 7.0%, 2028 .............................     7,949,054        8,130,375
                                                             -----------
                                                              28,564,621
                                                             -----------
UTILITY -- ELECTRIC (1.8%)
Texas Utilities
 6.375%, 2008 ...........................     3,525,000        3,605,892
                                                             -----------
U.S. GOVERNMENT (18.1%)
U.S. Treasury Notes:
 6.0%, 2000 .............................     3,180,000        3,245,588
 6.75%, 2000 ............................       340,000          348,925
 6.5%, 2001 .............................     7,700,000        8,048,910
 6.5%, 2002 .............................     5,650,000        5,966,050
 4.25%, 2003 ............................     5,015,000        4,949,171
 5.75%, 2003 ............................     3,915,000        4,086,281
 5.625%, 2008 ...........................     1,320,000        1,408,275
U.S. Treasury Bonds:
 6.125%, 2027 ...........................     5,070,000        5,678,400
 5.25%, 2028 ............................     1,865,000        1,911,625
                                                             -----------
                                                              35,643,225
                                                             -----------
TOTAL CREDIT-SENSITIVE (38.0%) ..........                     74,999,720
                                                             -----------
TECHNOLOGY
ELECTRONICS (2.1%)
America Online, Inc.
 4.0% Conv., 2002 .......................        75,000          461,344
Amkor Technologies, Inc.
 5.75% Conv., 2003 ......................       245,000          242,550
EMC Corp.
 3.25% Conv., 2002 ......................        45,000          169,538


                                     SAI-55

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 10 (POOLED)
(THE ALLIANCE BALANCED FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1998



                                                     PRINCIPAL         VALUE
                                                      AMOUNT          (NOTE 3)
                                                   ------------   ---------------
HNC Software, Inc.
 4.75% Conv., 2003 .............................    $  100,000     $    110,000
Hutchinson Technology, Inc.
 6.0% Conv., 2005 ..............................       125,000          174,219
Level One Communications, Inc.
 4.0% Conv., 2004 ..............................       135,000          196,763
Micron Technology, Inc.
 7.0% Conv., 2004 ..............................        60,000           64,200
Motorola, Inc.
 6.5%, 2028 ....................................     1,500,000        1,515,345
Network Associates, Inc.
 Zero Coupon Conv., 2018 .......................       260,000          159,575
Photronics, Inc.
 6.0% Conv., 2004 ..............................       195,000          207,188
SCI Systems, Inc.
 5.0% Conv., 2006 ..............................       160,000          380,600
Solectron Corp.
 6.0% Conv., 2006 ..............................       155,000          426,638
                                                                   ------------
                                                                      4,107,960
                                                                   ------------
TELECOMMUNICATIONS (0.2%)
Comverse Technology, Inc.:
 5.75% Conv. Sub, 2006 .........................       155,000          251,294
 5.75% Conv., 2006 .............................        10,000           16,213
Global TeleSystems Group, Inc.
 5.75% Conv., 2010 .............................       235,000          265,550
                                                                   ------------
                                                                        533,057
                                                                   ------------
TOTAL TECHNOLOGY (2.3%) ........................                      4,641,017
                                                                   ------------
TOTAL LONG-TERM DEBT SECURITIES (43.0%)
 (Amortized Cost $82,022,026)...................                     84,941,069
                                                                   ------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 17,084 units
 at $285.54 each (2.5%).........................                      4,878,062
                                                                   ------------
TOTAL INVESTMENTS (100.9%)
 (Cost/Amortized Cost $169,529,511).............                    199,114,196
OTHER ASSETS LESS LIABILITIES (--0.9%) .........                     (1,802,514)
                                                                   ------------
NET ASSETS (100.0%) ............................                   $197,311,682
                                                                   ============


*  Non-income producing.


See Notes to Financial Statements.

                                     SAI-56

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 51 of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets and the selected per unit data (included under Condensed Financial Information in the Prospectus of the Members Retirement Program) present fairly, in all material respects, the financial position of the Alliance Global Fund, Alliance Conservative Investors Fund and Alliance Growth Investors Fund ("Hudson River Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 51 at December 31, 1998 and the results of each of their operations, the changes in each of their net assets for the periods indicated and the per unit data for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (hereafter referred to as "financial statements") are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                     SAI-57

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 51 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


                                                                                                     ALLIANCE        ALLIANCE
                                                                                     ALLIANCE      CONSERVATIVE       GROWTH
                                                                                      GLOBAL         INVESTORS       INVESTORS
                                                                                       FUND            FUND            FUND
                                                                                  --------------  --------------  --------------
ASSETS:
Investments in shares of The Hudson River Trust, at value (Cost: Alliance
 Global Portfolio -- $41,373,705; Alliance Conservative Investors Portfolio --
 $6,718,429; Alliance Growth Investors Portfolio -- $58,947,215) (Note 3) ......   $46,687,138      $7,000,207     $64,460,581
Receivable for The Hudson River Trust shares sold ..............................       484,216          14,505          40,259
---------------------------------------------------------------------------------  -----------      ----------     -----------
   Total assets ................................................................    47,171,354       7,014,712      64,500,840
---------------------------------------------------------------------------------  -----------      ----------     -----------
LIABILITIES:
Due to Equitable Life's General Account ........................................       470,330          14,129          19,116
Accrued expenses ...............................................................        18,506           6,051          23,362
---------------------------------------------------------------------------------  -----------      ----------     -----------
   Total liabilities ...........................................................       488,836          20,180          42,478
---------------------------------------------------------------------------------  -----------      ----------     -----------
NET ASSETS .....................................................................   $46,682,518      $6,994,532     $64,458,362
=================================================================================  ===========      ==========     ===========


See Notes to Financial Statements.

                                     SAI-58

SEPARATE ACCOUNT NO. 51 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                   ALLIANCE
                                                                  GLOBAL FUND
                                                       ---------------------------------
                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                             1998             1997
                                                       ---------------- ----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2) -- Dividends from
 The Hudson River Trust ..............................  $      565,825   $      928,674
EXPENSES (NOTE 4) ....................................        (466,158)        (450,382)
------------------------------------------------------  --------------   --------------
NET INVESTMENT INCOME ................................          99,667          478,292
------------------------------------------------------  --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
Realized gain from share transactions ................       2,863,179        2,804,530
Realized gain distribution from The Hudson
 River Trust .........................................       3,009,797        2,994,309
------------------------------------------------------  --------------   --------------
NET REALIZED GAIN ....................................       5,872,976        5,798,839
------------------------------------------------------  --------------   --------------
Unrealized appreciation (depreciation) of
 investments:
 Beginning of year ...................................       2,818,773        4,189,776
 End of year .........................................       5,313,433        2,818,773
------------------------------------------------------  --------------   --------------
Change in unrealized appreciation/depreciation .......       2,494,660       (1,371,003)
------------------------------------------------------  --------------   --------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS .........................................       8,367,636        4,427,836
------------------------------------------------------  --------------   --------------
Increase in net assets attributable to operations            8,467,303        4,906,128
------------------------------------------------------  --------------   --------------
FROM C0NTRIBUTIONS AND WITHDRAWALS:
Contributions ........................................      12,922,064       17,302,173
Withdrawals ..........................................     (20,514,776)     (20,267,132)
------------------------------------------------------  --------------   --------------
Increase (decrease) in net assets attributable to
 contributions and withdrawals .......................      (7,592,712)      (2,964,959)
------------------------------------------------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS ....................         874,591        1,941,169
NET ASSETS -- BEGINNING OF YEAR ......................      45,807,927       43,866,758
------------------------------------------------------  --------------   --------------
NET ASSETS -- END OF YEAR ............................  $   46,682,518   $   45,807,927
======================================================  ==============   ==============


                                                                  ALLIANCE                         ALLIANCE
                                                         CONSERVATIVE INVESTORS FUND         GROWTH INVESTORS FUND
                                                       ------------------------------- ---------------------------------
                                                                 YEAR ENDED                       YEAR ENDED
                                                                DECEMBER 31,                     DECEMBER 31,
                                                             1998            1997            1998             1997
                                                       --------------- --------------- ---------------- ----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2) -- Dividends from
 The Hudson River Trust ..............................  $     302,637   $    480,979    $    1,251,845   $    1,344,234
EXPENSES (NOTE 4) ....................................       (106,749)      (156,313)         (450,621)        (391,031)
------------------------------------------------------- -------------   ------------    --------------   --------------
NET INVESTMENT INCOME ................................        195,888        324,666           801,224          953,203
------------------------------------------------------- -------------   ------------    --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
Realized gain from share transactions ................        600,961         55,228         1,848,022        1,579,084
Realized gain distribution from The Hudson
 River Trust .........................................        374,377        346,019         5,216,022        3,055,814
------------------------------------------------------- -------------   ------------    --------------   --------------
NET REALIZED GAIN ....................................        975,338        401,247         7,064,044        4,634,898
------------------------------------------------------- -------------   ------------    --------------   --------------
Unrealized appreciation (depreciation) of
 investments:
 Beginning of year ...................................        445,991       (138,527)        3,359,461        1,130,615
 End of year .........................................        281,778        445,991         5,513,366        3,359,461
------------------------------------------------------- -------------   ------------    --------------   --------------
Change in unrealized appreciation/depreciation .......       (164,213)       584,518         2,153,905        2,228,846
------------------------------------------------------- -------------   ------------    --------------   --------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS .........................................        811,125        985,765         9,217,949        6,863,744
------------------------------------------------------- -------------   ------------    --------------   --------------
Increase in net assets attributable to operations           1,007,013      1,310,431        10,019,173        7,816,947
------------------------------------------------------- -------------   ------------    --------------   --------------
FROM C0NTRIBUTIONS AND WITHDRAWALS:
Contributions ........................................      2,732,417      2,492,189        12,894,395       16,373,146
Withdrawals ..........................................     (8,197,701)    (5,233,231)      (16,348,446)     (12,914,616)
------------------------------------------------------- -------------   ------------    --------------   --------------
Increase (decrease) in net assets attributable to
 contributions and withdrawals .......................     (5,465,284)    (2,741,042)       (3,454,051)       3,458,530
------------------------------------------------------- -------------   ------------    --------------   --------------
INCREASE (DECREASE) IN NET ASSETS ....................     (4,458,271)    (1,430,611)        6,565,122       11,275,477
NET ASSETS -- BEGINNING OF YEAR ......................     11,452,803     12,883,414        57,893,240       46,617,763
------------------------------------------------------- -------------   ------------    --------------   --------------
NET ASSETS -- END OF YEAR ............................  $   6,994,532   $ 11,452,803    $   64,458,362   $   57,893,240
======================================================= =============   ============    ==============   ==============

See Notes to Financial Statements.

                                     SAI-59

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 66 of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets and the selected per unit data (included under Condensed Financial Information in the Prospectus of the Members Retirement Program) present fairly, in all material respects, the financial position of the T. Rowe Price Equity Income Fund, MFS Research Fund, Warburg Pincus Small Company Value Fund, Merrill Lynch World Strategy Fund and BT Equity 500 Index Fund ("EQ Advisor Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 66 at December 31, 1998 and the results of each of their operations, the changes in each of their net assets for the periods indicated and the per unit data for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (hereafter referred to as "financial statements") are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                     SAI-60

SEPARATE ACCOUNT NO. 66 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


                                                                                    WARBURG
                                                                                     PINCUS                            BT
                                                   T. ROWE PRICE       MFS       SMALL COMPANY    MERRILL LYNCH    EQUITY 500
                                                   EQUITY INCOME     RESEARCH        VALUE       WORLD STRATEGY      INDEX
                                                        FUND           FUND           FUND            FUND            FUND
                                                  --------------- ------------- --------------- ---------------- -------------
ASSETS:
Investments in shares of the EQ Advisors Trust --
 at value (Note 1)
  Cost: $3,655,667 ..............................    $3,792,564
  2,582,397 .................................   .                  $2,898,853
  2,508,107 .................................   .                                  $2,292,578
  643,556 ...................................   .                                                   $652,743
  1,619,304 .................................   .                                                                 $1,807,011
Receivable for Trust shares purchased ...........            --           400             328             27              --
Due from Equitable's General Account ............         6,772            --              --             --          20,928
-------------------------------------------------    ----------    ----------      ----------       --------      ----------
  Total Assets ..................................     3,799,336     2,899,253       2,292,906        652,770       1,827,939
-------------------------------------------------    ----------    ----------      ----------       --------      ----------
LIABILITIES:
Payable for Trust shares purchased ..............         8,421            --              --             --              --
Due to Equitable's General Account ..............            --         1,149           1,848          1,027              --
Amount retained by Equitable Life in Separate
 Account No. 66 .................................         1,500         1,500           1,500          1,500              --
-------------------------------------------------    ----------    ----------      ----------       --------      ----------
  Total liabilities .............................         9,921         2,649           3,348          2,527              --
-------------------------------------------------    ----------    ----------      ----------       --------      ----------
NET ASSETS ......................................    $3,789,415    $2,896,604      $2,289,558       $650,243      $1,827,939
=================================================    ==========    ==========      ==========       ========      ==========


See Notes to Financial Statements.

                                     SAI-61

SEPARATE ACCOUNT NO. 66 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                        T. ROWE PRICE
                                                                                     EQUITY INCOME FUND
                                                                              ---------------------------------
                                                                                YEAR ENDED      AUGUST 1, 1997*
                                                                               DECEMBER 31,     TO DECEMBER 31,
                                                                                   1998              1997
                                                                              --------------   ----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2) -- Dividends from The EQ Advisors Trust ........    $     60,980       $   22,858
EXPENSES (NOTE 4) .........................................................         (40,369)          (4,613)
----------------------------------------------------------------------------   ------------       ----------
NET INVESTMENT INCOME .....................................................          20,611           18,245
----------------------------------------------------------------------------   ------------       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Realized gain from share transactions .....................................          77,584            1,154
Realized gain distribution from The EQ Advisors Trust .....................          78,496               --
----------------------------------------------------------------------------   ------------       ----------
Net Realized Gain .........................................................         156,080            1,154
----------------------------------------------------------------------------   ------------       ----------
Unrealized appreciation of investments:
 Beginning of period ......................................................          81,747               --
 End of period ............................................................         136,897           81,747
----------------------------------------------------------------------------   ------------       ----------
Change in unrealized appreciation .........................................          55,150           81,747
----------------------------------------------------------------------------   ------------       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...........................         211,230           82,901
----------------------------------------------------------------------------   ------------       ----------
Net increase in net assets attributable to operations .....................         231,841          101,146
----------------------------------------------------------------------------   ------------       ----------
FROM C0NTRIBUTIONS AND WITHDRAWALS:
 Contributions ............................................................       2,818,502        2,203,292
 Withdrawals ..............................................................      (1,448,711)        (116,655)
----------------------------------------------------------------------------   ------------       ----------
 Increase in net assets attributable to contributions and withdrawals .....       1,369,791        2,086,637
----------------------------------------------------------------------------   ------------       ----------
INCREASE IN NET ASSETS ....................................................       1,601,632        2,187,783
----------------------------------------------------------------------------   ------------       ----------
NET ASSETS -- BEGINNING OF PERIOD .........................................       2,187,783               --
----------------------------------------------------------------------------   ------------       ----------
NET ASSETS -- END OF PERIOD ...............................................    $  3,789,415       $2,187,783
============================================================================   ============       ==========


* Commencement of operations.

See Notes to Financial Statements.

                                     SAI-62

SEPARATE ACCOUNT NO. 66 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)


                                                                                      MFS RESEARCH FUND
                                                                              ---------------------------------
                                                                                YEAR ENDED      AUGUST 1, 1997*
                                                                               DECEMBER 31,     TO DECEMBER 31,
                                                                                   1998              1997
                                                                              --------------   ----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2) -- Dividends from The EQ Advisors Trust ........     $    7,211        $    8,097
EXPENSES (NOTE 4) .........................................................         19,528            (2,181)
----------------------------------------------------------------------------    ----------        ----------
NET INVESTMENT INCOME (LOSS) ..............................................        (12,317)            5,916
----------------------------------------------------------------------------    ----------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from share transactions .....................................         24,718             2,181
----------------------------------------------------------------------------    ----------        ----------
Unrealized appreciation/(depreciation) of investments:
 Beginning of period ......................................................        (12,691)               --
 End of period ............................................................        316,456           (12,691)
----------------------------------------------------------------------------    ----------        ----------
Change in unrealized appreciation (depreciation) ..........................        329,147           (12,691)
----------------------------------------------------------------------------    ----------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....................        353,865           (10,510)
----------------------------------------------------------------------------    ----------        ----------
Net increase (decrease) in net assets attributable to operations ..........        341,548            (4,594)
----------------------------------------------------------------------------    ----------        ----------
FROM C0NTRIBUTIONS AND WITHDRAWALS:
 Contributions ............................................................      2,488,519           946,609
 Withdrawals ..............................................................       (704,182)         (171,296)
----------------------------------------------------------------------------    ----------        ----------
 Increase in net assets attributable to contributions and withdrawals .....      1,784,337           775,313
----------------------------------------------------------------------------    ----------        ----------
INCREASE IN NET ASSETS ....................................................      2,125,885           770,719
----------------------------------------------------------------------------    ----------        ----------
NET ASSETS -- BEGINNING OF PERIOD .........................................        770,719                --
----------------------------------------------------------------------------    ----------        ----------
NET ASSETS -- END OF PERIOD ...............................................     $2,896,604        $  770,719
============================================================================    ==========        ==========


* Commencement of operations.

See Notes to Financial Statements.

                                     SAI-63

SEPARATE ACCOUNT NO. 66 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)


                                                                                    WARBURG PINCUS SMALL
                                                                                     COMPANY VALUE FUND
                                                                              ---------------------------------
                                                                                YEAR ENDED      AUGUST 1, 1997*
                                                                               DECEMBER 31,     TO DECEMBER 31,
                                                                                   1998              1997
                                                                              --------------   ----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2) -- Dividends from The EQ Advisors Trust ........    $     10,601       $   10,134
EXPENSES (NOTE 4) .........................................................         (27,022)          (4,266)
----------------------------------------------------------------------------   ------------       ----------
NET INVESTMENT INCOME (LOSS) ..............................................         (16,421)           5,868
----------------------------------------------------------------------------   ------------       ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 2):
Realized loss from share transactions .....................................         (45,570)            (579)
----------------------------------------------------------------------------   ------------       ----------
Unrealized depreciation of investments:
 Beginning of period ......................................................         (67,503)              --
 End of period ............................................................        (215,529)         (67,503)
----------------------------------------------------------------------------   ------------       ----------
Change in unrealized depreciation .........................................        (148,026)         (67,503)
----------------------------------------------------------------------------   ------------       ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...........................        (193,596)         (68,082)
----------------------------------------------------------------------------   ------------       ----------
Net decrease in net assets attributable to operations .....................        (210,017)         (62,214)
----------------------------------------------------------------------------   ------------       ----------
FROM C0NTRIBUTIONS AND WITHDRAWALS:
 Contributions ............................................................       2,015,611        2,090,710
 Withdrawals ..............................................................      (1,379,775)        (171,757)
----------------------------------------------------------------------------   ------------       ----------
 Increase in net assets attributable to contributions and withdrawals .....         635,836        1,918,953
----------------------------------------------------------------------------   ------------       ----------
INCREASE IN NET ASSETS ....................................................         425,819        1,863,739
----------------------------------------------------------------------------   ------------       ----------
NET ASSETS -- BEGINNING OF PERIOD .........................................       1,863,739               --
----------------------------------------------------------------------------   ------------       ----------
NET ASSETS -- END OF PERIOD ...............................................    $  2,289,558       $1,863,739
============================================================================   ============       ==========


* Commencement of operations.

See Notes to Financial Statements.

                                     SAI-64

SEPARATE ACCOUNT NO. 66 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)


                                                                                     MERRILL LYNCH WORLD
                                                                                        STRATEGY FUND
                                                                              ---------------------------------
                                                                                YEAR ENDED      AUGUST 1, 1997*
                                                                               DECEMBER 31,     TO DECEMBER 31,
                                                                                   1998              1997
                                                                              --------------   ----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2) -- Dividends from The EQ Advisors Trust ........     $    4,633        $   5,419
EXPENSES (NOTE 4) .........................................................         (6,716)            (846)
----------------------------------------------------------------------------    ----------        ---------
NET INVESTMENT INCOME (LOSS) ..............................................         (2,083)           4,573
----------------------------------------------------------------------------    ----------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from share transactions .....................................         (2,611)             (53)
----------------------------------------------------------------------------    ----------        ---------
Unrealized appreciation (depreciation) of investments:
 Beginning of period ......................................................        (22,184)              --
 End of period ............................................................          9,187          (22,184)
----------------------------------------------------------------------------    ----------        ---------
Change in unrealized appreciation/(depreciation) ..........................         31,371          (22,184)
----------------------------------------------------------------------------    ----------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....................         28,760          (22,237)
----------------------------------------------------------------------------    ----------        ---------
Net increase (decrease) in net assets attributable to operations ..........         26,677          (17,664)
----------------------------------------------------------------------------    ----------        ---------
FROM C0NTRIBUTIONS AND WITHDRAWALS:
 Contributions ............................................................        444,857          391,483
 Withdrawals ..............................................................       (182,473)         (12,637)
----------------------------------------------------------------------------    ----------        ---------
 Increase in net assets attributable to contributions and withdrawals .....        262,384          378,846
----------------------------------------------------------------------------    ----------        ---------
INCREASE IN NET ASSETS ....................................................        289,061          361,182
----------------------------------------------------------------------------    ----------        ---------
NET ASSETS -- BEGINNING OF PERIOD .........................................        361,182               --
----------------------------------------------------------------------------    ----------        ---------
NET ASSETS -- END OF PERIOD ...............................................     $  650,243        $ 361,182
============================================================================    ==========        =========


* Commencement of operations.

See Notes to Financial Statements.

                                     SAI-65

SEPARATE ACCOUNT NO. 66 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONCLUDED)


                                                                                    BT EQUITY 500
                                                                                     INDEX FUND
                                                                                  ----------------
                                                                                    JULY 1, 1998*
                                                                                   TO DECEMBER 31,
                                                                                        1998
                                                                                  ----------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2) -- Dividends from The EQ Advisors Trust ............      $    8,842
EXPENSES (NOTE 4) .............................................................          (5,754)
--------------------------------------------------------------------------------     ----------
NET INVESTMENT INCOME .........................................................           3,088
--------------------------------------------------------------------------------     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Realized loss from share transactions .........................................          (9,944)
--------------------------------------------------------------------------------     ----------
Unrealized appreciation of investments:
 Beginning of period ..........................................................              --
 End of period ................................................................         187,707
--------------------------------------------------------------------------------     ----------
Change in unrealized appreciation .............................................         187,707
--------------------------------------------------------------------------------     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............................         177,763
--------------------------------------------------------------------------------     ----------
Net increase in net assets attributable to operations .........................         180,851
--------------------------------------------------------------------------------     ----------
FROM C0NTRIBUTIONS AND WITHDRAWALS:
 Contributions ................................................................       1,830,110
 Withdrawals ..................................................................        (183,022)
--------------------------------------------------------------------------------     ----------
 Net increase in net assets attributable to contributions and withdrawals .....       1,647,088
--------------------------------------------------------------------------------     ----------
INCREASE IN NET ASSETS ........................................................       1,827,939
--------------------------------------------------------------------------------     ----------
NET ASSETS -- BEGINNING OF PERIOD .............................................              --
--------------------------------------------------------------------------------     ----------
NET ASSETS -- END OF PERIOD ...................................................      $1,827,939
================================================================================     ==========


* Commencement of operations.

See Notes to Financial Statements.

                                     SAI-66

SEPARATE ACCOUNT NOS. 3 (POOLED), 4 (POOLED), 10 (POOLED), 51 (POOLED) AND 66 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


NOTES TO FINANCIAL STATEMENTS



     1. Separate Account Nos. 3 (Pooled) (the Alliance Aggressive Equity Fund), 4 (Pooled) (the Alliance Growth Equity Fund), 10 (Pooled) (the Alliance Balanced Fund), 51 (Pooled) (the Alliance Global, Conservative Investors and Growth Investors Funds) and 66 (Pooled) (T. Rowe Price Equity Income Fund, MFS Research Fund, Warburg Pincus Small Company Value Fund, Merrill Lynch World Strategy Fund and BT Equity 500 Index Funds) (the Funds) of The Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of The Equitable Companies Incorporated, were established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of Equitable Life. The excess of assets over reserves and other contract liabilities, if any, in Separate Account Nos. 4 and 66 may be transferred to Equitable Life's general account. These financial statements reflect the total net assets and results of operations for the Separate Account Nos. 3, 4, 10, 51 and 66. The Members Retirement Program is one of the many contract owners participating in these funds.

     Interests of retirement and investment plans for Equitable Life employees, managers, and agents in Separate Account Nos. 3 (Pooled), 4 (Pooled) and 10 (Pooled) aggregated $88,549,620 (32.1%), $323,953,589 (15.3%) and $-0- (0.0%),
respectively, at December 31, 1998 and $124,230,736 (29.7%), $384,471,790
(14.5%) and $26,718,437 (11.0%), respectively, at December 31, 1997, of the net assets in these Funds.


     Equitable Life is the investment manager for the Funds. Alliance Capital Management L.P. (Alliance) serves as the investment adviser to Equitable Life with respect to the management of Separate Account Nos. 3, 4 and 10 (the Equitable Funds). Alliance is a publicly-traded limited partnership which is indirectly majority-owned by Equitable Life.


     Separate Account No. 51 has eleven investment funds which invest in Class IA shares of corresponding portfolios of The Hudson River Trust (HR Trust). Alliance is the investment adviser to the HR Trust. The Association Members Retirement Plan and Trusts invest in the following portfolios of the Trust:
Alliance Global, Alliance Conservative Investors and Alliance Growth Investors.

     Separate Account No. 66 has five investment funds which invest in Class IB shares of corresponding portfolios of EQ Advisors Trust (EQ Trust). EQ Financial Consultants, Inc. is the investment manager for each portfolio. The Association Members Retirement Plan and Trusts invest in the following portfolios of the Trust: T. Rowe Price Equity Income Fund, MFS Research Fund, Warburg Pincus Small Company Value Fund, Merrill Lynch World Strategy Fund and BT Equity 500 Index Fund. Class IB shares are offered at net asset values and are subject to distribution fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. HR Trust and EQ Advisors Trust (Trusts) are open-end, diversified investment management companies used as funding vehicles for separate account assets of insurance companies.

     Equitable Life, Alliance and EQ Financial Consultants seek to obtain the best price and execution of all orders placed for the portfolios of the Equitable Funds considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Life, Alliance and EQ Financial Consultants may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Equitable Funds' portfolio transactions.


     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and


                                     SAI-67

SEPARATE ACCOUNT NOS. 3 (POOLED), 4 (POOLED), 10 (POOLED), 51 (POOLED) AND 66 (POOLED) OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     2. Security transactions are recorded on the trade date. Amortized cost of debt securities consists of cost adjusted, where applicable, for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold. Separate Account No. 51 invests in shares of HR Trust and are valued at the net asset value per share of the respective funds. Separate Account No. 66 invests in the shares of EQ Advisors Trust and are valued at the net asset value per share of the respective funds. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolios. For Separate Account Nos. 51 and 66, realized gains and losses on investments include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and capital gain distributions from the Trust. Dividends are recorded by HR Trust at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Capital gains are distributed by the Trusts at the end of each year.


     Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statements of Operations and Changes in Net Assets.

     Futures and forward contracts are agreements to buy or sell a security for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or treasury securities. Separate Accounts (Accounts) may buy or sell futures contracts for the purpose of protecting their Accounts' securities against anticipated future changes in interest rates that might adversely affect the value of an Accounts' securities or the price of securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.


     Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. The Accounts bear the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are done directly with the



                                     SAI-68

SEPARATE ACCOUNT NOS. 3 (POOLED), 4 (POOLED), 10 (POOLED), 51 (POOLED) AND 66 (POOLED) OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the portfolio is exposed to the risk of default by the counterparty.


     Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign security holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At December 31, 1998, Separate Account No. 10 had outstanding forward currency contracts to buy/sell foreign currencies as follows:




                                    CONTRACT       COST ON          U.S. $         UNREALIZED
                                     AMOUNT      ORIGINATION       CURRENT        APPRECIATION
                                     (000'S)         DATE           VALUE        (DEPRECIATION)
                                   ----------   -------------   -------------   ---------------
SEPARATE ACCOUNT NO. 10
FOREIGN CURRENCY BUY CONTRACTS:
 Japanese Yen, settling
   01/04/99 ....................   180,000       $1,332,840      $1,593,908       $  261,068
FOREIGN CURRENCY SALE CONTRACTS:
 Japanese Yen, settling
   01/04/99 ....................   180,329        1,344,754       1,596,821         (252,067)
                                                                                  ----------
                                                                                  $    9,001
                                                                                  ==========



     Equitable Life's internal short-term investment account, Separate Account No. 2A, was established to provide a more flexible and efficient vehicle to combine and invest temporary cash positions of certain eligible accounts (Participating Funds) under Equitable Life's management. Separate Account No. 2A invests in debt securities maturing in sixty days or less from the date of acquisition. At December 31, 1998, the amortized cost of investments held in Separate Account No. 2A consist of the following:




                                                                         AMORTIZED COST         %
                                                                        ----------------   ----------
Commercial Paper, 5.10%-5.35% due 01/04/99 through 02/18/99 .........    $ 230,335,099         97.7%
U.S. Government Agency, 4.28% due 01/04/99 ..........................        5,198,145          2.2
----------------------------------------------------------------------   -------------        -----
Total Investments ...................................................      235,533,244         99.9
Other Assets less Liabilities .......................................          215,649          0.1
----------------------------------------------------------------------   -------------        -----
Net Assets of Separate Account No. 2A ...............................    $ 235,748,893        100.0%
======================================================================   =============        =====
Units Outstanding ...................................................          825,639
Unit Value ..........................................................    $      285.54
----------------------------------------------------------------------   -------------


     Participating Funds purchase or redeem units depending on each participating account's excess cash availability or cash needs to meet its liabilities. Separate Account No. 2A is not subject to investment management fees. Short-term debt securities may also be purchased directly by the Equitable Funds.


                                     SAI-69

SEPARATE ACCOUNT NOS. 3 (POOLED), 4 (POOLED), 10 (POOLED), 51 (POOLED) AND 66 (POOLED) OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     For 1998 and 1997, investment security transactions, excluding short-term debt securities, were as follows:




                                            PURCHASES                                SALES
                              -------------------------------------   ------------------------------------
                                  STOCKS AND       U.S. GOVERNMENT        STOCKS AND       U.S. GOVERNMENT
                               DEBT SECURITIES       AND AGENCIES      DEBT SECURITIES      AND AGENCIES
                              -----------------   -----------------   -----------------   ----------------
Fund
---------------------------
Alliance Aggressive Equity:
  1998 ....................    $  681,887,865        $         --      $  780,385,761      $         --
  1997 ....................       780,418,511                  --         850,626,915                --
Alliance Growth Equity:
  1998 ....................     1,692,067,102                  --       2,151,023,546                --
  1997 ....................     1,569,991,103                  --       1,988,739,298                --
Alliance Balanced:
  1998 ....................        87,857,736          98,200,986         144,791,496       122,149,180
  1997 ....................       224,848,109         215,172,356         290,379,457       228,848,176



     No activity is shown for Separate Account No. 51 and No. 66 since they trade exclusively in shares of corresponding portfolios of The HR Trust and EQ Advisors Trust.


     3. Investment securities for the Equitable Funds are valued as follows:

     Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if no sale, at the latest available bid price.


     Foreign securities not traded directly, or in American Depository Receipt
(ADR) form in the United States are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

     Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.


     United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

     Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where Equitable Life and Alliance deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

     Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

     Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

     Other assets that do not have a readily available market price, are valued at fair value as determined in good faith by Equitable Life's investment officers.


                                     SAI-70

SEPARATE ACCOUNT NOS. 3 (POOLED), 4 (POOLED), 10 (POOLED), 51 (POOLED) AND 66 (POOLED) OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)



     Investment valuations for HR Trust and EQ Advisors Trust are as follows:

     The value of the investments in Separate Account Nos. 51 and 66 held in the corresponding HR Trust and EQ Advisors Trust Portfolios is calculated by multiplying the number of shares held in each Portfolio by the net asset value per share of that Portfolio determined as of the close of business each day.


     Separate Account No. 2A is valued daily at amortized cost, which approximates market value. Short-term debt securities purchased directly by the Equitable Funds which mature in 60 days or less are valued at amortized cost. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.

     4. Charges and fees relating to the Funds are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Plan and Trusts, these expenses consist of investment management and accounting fees, program expense charge, direct expenses and record maintenance and report fees. These charges and fees are paid to Equitable Life and are recorded as expenses in the accompanying Statements of Operations and Changes in Net Assets.


     Investments in Separate Account Nos. 51 and 66 are also subject to the expenses incurred in the underlying Portfolios of the Trusts, which are reflected through the Portfolios' net asset values.


     5. No Federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life will affect such contracts. Accordingly, no provision for Federal income tax is required.


                                     SAI-71

February 8, 1999


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States


     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


     As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.



PricewaterhouseCoopers LLP
New York, New York


                                     SAI-72

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          CONSOLIDATED BALANCE SHEETS

                          DECEMBER 31, 1998 AND 1997





                                                                             1998           1997
                                                                          ----------      ---------
                                                                                 (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities:
   Available for sale, at estimated fair value ........................    $18,993.7      $19,630.9
   Held to maturity, at amortized cost ................................        125.0             --
 Mortgage loans on real estate ........................................      2,809.9        2,611.4
 Equity real estate ...................................................      1,676.9        2,495.1
 Policy loans .........................................................      2,086.7        2,422.9
 Other equity investments .............................................        713.3          951.5
 Investment in and loans to affiliates ................................        928.5          731.1
 Other invested assets ................................................        808.2          612.2
                                                                           ---------      ---------
    Total investments .................................................     28,142.2       29,455.1
Cash and cash equivalents .............................................      1,245.5          300.5
Deferred policy acquisition costs .....................................      3,563.8        3,236.6
Amounts due from discontinued operations ..............................          2.7          572.8
Other assets ..........................................................      3,051.9        2,687.4
Closed Block assets ...................................................      8,632.4        8,566.6
Separate Accounts assets ..............................................     43,302.3       36,538.7
                                                                           ---------      ---------
TOTAL ASSETS ..........................................................    $87,940.8      $81,357.7
                                                                           =========      =========
LIABILITIES
Policyholders' account balances .......................................    $20,889.7      $21,579.5
Future policy benefits and other policyholders' liabilities ...........      4,694.2        4,553.8
Short-term and long-term debt .........................................      1,181.7        1,716.7
Other liabilities .....................................................      3,474.3        3,267.2
Closed Block liabilities ..............................................      9,077.0        9,073.7
Separate Accounts liabilities .........................................     43,211.3       36,306.3
                                                                           ---------      ---------
    Total liabilities .................................................     82,528.2       76,497.2
                                                                           ---------      ---------
Commitments and contingencies (Notes 11, 13, 14, 15 and 16)
SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued and
 outstanding ..........................................................          2.5            2.5
Capital in excess of par value ........................................      3,110.2        3,105.8
Retained earnings .....................................................      1,944.1        1,235.9
Accumulated other comprehensive income ................................        355.8          516.3
                                                                           ---------      ---------
    Total shareholder's equity ........................................      5,412.6        4,860.5
                                                                           ---------      ---------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ............................    $87,940.8      $81,357.7
                                                                           =========      =========



                See Notes to Consolidated Financial Statements.


                                     SAI-73

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                      CONSOLIDATED STATEMENTS OF EARNINGS

                 YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996





                                                                             1998           1997          1996
                                                                          -----------   -----------     ---------
                                                                                        (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income ..........    $1,056.2       $  950.6      $  874.0
Premiums ..............................................................       588.1          601.5         597.6
Net investment income .................................................     2,228.1        2,282.8       2,203.6
Investment gains (losses), net ........................................       100.2          (45.2)         (9.8)
Commissions, fees and other income ....................................     1,503.0        1,227.2       1,081.8
Contribution from the Closed Block ....................................        87.1          102.5         125.0
                                                                           --------       --------      --------
   Total revenues .....................................................     5,562.7        5,119.4       4,872.2
                                                                           --------       --------      --------
BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances ..................     1,153.0        1,266.2       1,270.2
Policyholders' benefits ...............................................     1,024.7          978.6       1,317.7
Other operating costs and expenses ....................................     2,201.2        2,203.9       2,075.7
                                                                           --------       --------      --------
   Total benefits and other deductions ................................     4,378.9        4,448.7       4,663.6
                                                                           --------       --------      --------
Earnings from continuing operations before Federal income taxes,
 minority interest and cumulative effect of accounting change .........     1,183.8          670.7         208.6
Federal income taxes ..................................................       353.1           91.5           9.7
Minority interest in net income of consolidated subsidiaries ..........       125.2           54.8          81.7
                                                                           --------       --------      --------
Earnings from continuing operations before cumulative effect of
 accounting change ....................................................       705.5          524.4         117.2
Discontinued operations, net of Federal income taxes ..................         2.7          (87.2)        (83.8)
Cumulative effect of accounting change, net of Federal income
 taxes ................................................................          --             --         (23.1)
                                                                           --------       --------      --------
Net Earnings ..........................................................    $  708.2       $  437.2      $   10.3
                                                                           ========       ========      ========



                See Notes to Consolidated Financial Statements.


                                     SAI-74

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

              CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND
                              COMPREHENSIVE INCOME

                 YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996





                                                                         1998          1997           1996
                                                                       --------      ---------      --------
                                                                                   (IN MILLIONS)
Common stock, at par value, beginning and end of year .............    $    2.5      $    2.5       $    2.5
                                                                       --------      --------       --------
Capital in excess of par value, beginning of year .................     3,105.8       3,105.8        3,105.8
Additional capital in excess of par value .........................         4.4            --             --
                                                                       --------      --------       --------
Capital in excess of par value, end of year .......................     3,110.2       3,105.8        3,105.8
Retained earnings, beginning of year ..............................     1,235.9         798.7          788.4
Net earnings ......................................................       708.2         437.2           10.3
                                                                       --------      --------       --------
Retained earnings, end of year ....................................     1,944.1       1,235.9          798.7
                                                                       --------      --------       --------
Accumulated other comprehensive income, beginning of year .........       516.3         177.0          361.4
Other comprehensive income ........................................      (160.5)        339.3         (184.4)
                                                                       --------      --------       --------
Accumulated other comprehensive income, end of year ...............       355.8         516.3          177.0
                                                                       --------      --------       --------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ...........................    $5,412.6      $4,860.5       $4,084.0
                                                                       ========      ========       ========
COMPREHENSIVE INCOME
Net earnings ......................................................    $  708.2      $  437.2       $   10.3
                                                                       --------      --------       --------
Change in unrealized gains (losses), net of reclassification
 adjustment .......................................................      (149.5)        343.7         (206.6)
Minimum pension liability adjustment ..............................       (11.0)         (4.4)          22.2
                                                                       --------      --------       --------
Other comprehensive income ........................................      (160.5)        339.3         (184.4)
                                                                       --------      --------       --------
COMPREHENSIVE INCOME ..............................................    $  547.7      $  776.5       $ (174.1)
                                                                       ========      ========       ========



                See Notes to Consolidated Financial Statements.


                                     SAI-75

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996




                                                                              1998            1997            1996
                                                                           ----------      ----------      ----------
                                                                                          (IN MILLIONS)
Net earnings ..........................................................    $    708.2      $    437.2      $     10.3
Adjustments to reconcile net earnings to net cash provided by operating activities:
 Interest credited to policyholders' account balances .................       1,153.0         1,266.2         1,270.2
 Universal life and investment-type product policy fee income .........      (1,056.2)         (950.6)         (874.0)
 Investment (gains) losses ............................................        (100.2)           45.2             9.8
 Change in Federal income tax payable .................................         123.1           (74.4)         (197.1)
 Other, net ...........................................................        (324.9)          169.4           330.2
                                                                           ----------      ----------      ----------
Net cash provided by operating activities .............................         503.0           893.0           549.4
                                                                           ----------      ----------      ----------
Cash flows from investing activities:
 Maturities and repayments ............................................       2,289.0         2,702.9         2,275.1
 Sales ................................................................      16,972.1        10,385.9         8,964.3
 Purchases ............................................................     (18,578.5)      (13,205.4)      (12,559.6)
 Decrease (increase) in short-term investments ........................         102.4          (555.0)          450.3
 Decrease in loans to discontinued operations .........................         660.0           420.1         1,017.0
 Sale of subsidiaries .................................................            --           261.0              --
 Other, net ...........................................................        (341.8)         (612.6)         (281.0)
                                                                           ----------      ----------      ----------
Net cash provided (used) by investing activities ......................       1,103.2          (603.1)         (133.9)
                                                                           ----------      ----------      ----------
Cash flows from financing activities:
 Policyholders' account balances:
    Deposits ..........................................................       1,508.1         1,281.7         1,925.4
    Withdrawals .......................................................      (1,724.6)       (1,886.8)       (2,385.2)
 Net (decrease) increase in short-term financings .....................        (243.5)          419.9             (.3)
 Repayments of long-term debt .........................................         (24.5)         (196.4)         (124.8)
 Payment of obligation to fund accumulated deficit of
   discontinued operations ............................................         (87.2)          (83.9)             --
 Other, net ...........................................................         (89.5)          (62.7)          (66.5)
                                                                           ----------      ----------      ----------
Net cash used by financing activities .................................        (661.2)         (528.2)         (651.4)
                                                                           ----------      ----------      ----------
Change in cash and cash equivalents ...................................         945.0          (238.3)         (235.9)
Cash and cash equivalents, beginning of year ..........................         300.5           538.8           774.7
                                                                           ----------      ----------      ----------
Cash and Cash Equivalents, End of Year ................................    $  1,245.5      $    300.5      $    538.8
                                                                           ==========      ==========      ==========
Supplemental cash flow information ....................................
 Interest Paid ........................................................    $    130.7      $    217.1      $    109.9
                                                                           ==========      ==========      ==========
 Income Taxes Paid (Refunded) .........................................    $    254.3      $    170.0      $    (10.0)
                                                                           ==========      ==========      ==========



                See Notes to Consolidated Financial Statements.


                                     SAI-76

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1) ORGANIZATION

     The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


  Basis of Presentation and Principles of Consolidation

     The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                                     SAI-77

     The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

     All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.


  Closed Block

     On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.


  Discontinued Operations

     Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).



                                     SAI-78

  Accounting Changes

     In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

     The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.


  New Accounting Pronouncements

     In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing accounting and reporting standards for certain activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.



                                     SAI-79

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

     SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

     In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

     In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.


  Valuation of Investments

     Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

     Valuation allowances are netted against the asset categories to which they apply.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.



                                     SAI-80

     Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

     Policy loans are stated at unpaid principal balances.

     Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

     Common stocks are carried at estimated fair value and are included in other equity investments.

     Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

     All securities are recorded in the consolidated financial statements on a trade date basis.


  Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

     Net investment income and realized investment gains (losses)
(collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by specific identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

     Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.


  Recognition of Insurance Income and Related Expenses

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.



                                     SAI-81

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.


  Deferred Policy Acquisition Costs

     The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

     For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.


  Policyholders' Account Balances and Future Policy Benefits

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.



                                     SAI-82

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

     During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

     During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:



                                     SAI-83

                                                          1998           1997          1996
                                                      ------------   -----------   -----------
                                                                   (IN MILLIONS)
Incurred benefits related to current year .........    $   202.1      $  190.2      $  189.0
Incurred benefits related to prior years ..........         22.2           2.1          69.1
                                                       ---------      --------      --------
Total Incurred Benefits ...........................    $   224.3      $  192.3      $  258.1
                                                       =========      ========      ========
Benefits paid related to current year .............    $    17.0      $   28.8      $   32.6
Benefits paid related to prior years ..............        155.4         146.2         153.3
                                                       ---------      --------      --------
Total Benefits Paid ...............................    $   172.4      $  175.0      $  185.9
                                                       =========      ========      ========



  Policyholders' Dividends

     The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

     At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

  Federal Income Taxes

     The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Separate Accounts

     Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

     Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

     The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.



                                     SAI-84

  Employee Stock Option Plan

     The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".


3) INVESTMENTS

     The following tables provide additional information relating to fixed maturities and equity securities:




                                                                   GROSS          GROSS
                                                   AMORTIZED     UNREALIZED     UNREALIZED    ESTIMATED
                                                     COST          GAINS         LOSSES       FAIR VALUE
                                                   ----------    -----------   ------------   ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 1998
Fixed Maturities:
 Available for Sale:
   Corporate ..................................    $14,520.8       $793.6          $379.6      $14,934.8
   Mortgage-backed ............................      1,807.9         23.3              .9        1,830.3
   U.S. Treasury securities and U.S. government
    and agency securities .....................      1,464.1        107.6              .7        1,571.0
   States and political subdivisions ..........         55.0          9.9              --           64.9
   Foreign governments ........................        363.3         20.9            30.0          354.2
   Redeemable preferred stock .................        242.7          7.0            11.2          238.5
                                                   ---------       ------          ------      ---------
Total Available for Sale ......................    $18,453.8       $962.3          $422.4      $18,993.7
                                                   =========       ======          ======      =========
 Held to Maturity: Corporate ..................    $   125.0       $   --          $   --      $   125.0
                                                   =========       ======          ======      =========
Equity Securities:
 Common stock .................................    $    58.3       $114.9          $ 22.5      $   150.7
                                                   =========       ======          ======      =========
DECEMBER 31, 1997
Fixed Maturities:
 Available for Sale:
   Corporate ..................................    $14,850.5       $785.0          $ 74.5      $15,561.0
   Mortgage-backed ............................      1,702.8         23.5             1.3        1,725.0
   U.S. Treasury securities and U.S. government
    and agency securities .....................      1,583.2         83.9              .6        1,666.5
   States and political subdivisions ..........         52.8          6.8              .1           59.5
   Foreign governments ........................        442.4         44.8             2.0          485.2
   Redeemable preferred stock .................        128.0          6.7             1.0          133.7
                                                   ---------       ------          ------      ---------
Total Available for Sale ......................    $18,759.7       $950.7          $ 79.5      $19,630.9
                                                   =========       ======          ======      =========
Equity Securities:
 Common stock .................................    $   408.4       $ 48.7          $ 15.0      $   442.1
                                                   =========       ======          ======      =========


                                     SAI-85

     For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

     The contractual maturity of bonds at December 31, 1998 is shown below:




                                               AVAILABLE FOR SALE
                                          -----------------------------
                                            AMORTIZED       ESTIMATED
                                               COST         FAIR VALUE
                                          -------------   -------------
                                                  (IN MILLIONS)
Due in one year or less ...............    $    324.8      $    323.4
Due in years two through five .........       3,778.2         3,787.9
Due in years six through ten ..........       6,543.4         6,594.1
Due after ten years ...................       5,756.8         6,219.5
Mortgage-backed securities ............       1,807.9         1,830.3
                                           ----------      ----------
Total .................................    $ 18,211.1      $ 18,755.2
                                           ==========      ==========



     Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

     In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

     Fixed maturity investments with restructured or modified terms are not material.


                                     SAI-86

     Investment valuation allowances and changes thereto are shown below:




                                                                 1998          1997          1996
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
Balances, beginning of year ..............................    $  384.5      $  137.1      $  325.3
SFAS No. 121 release .....................................          --            --        (152.4)
Additions charged to income ..............................        86.2         334.6         125.0
Deductions for writedowns and asset dispositions .........      (240.1)        (87.2)       (160.8)
                                                              --------      --------      --------
Balances, End of Year ....................................    $  230.6      $  384.5      $  137.1
                                                              ========      ========      ========
Balances, end of year comprise:
 Mortgage loans on real estate ...........................    $   34.3      $   55.8      $   50.4
 Equity real estate ......................................       196.3         328.7          86.7
                                                              --------      --------      --------
Total ....................................................    $  230.6      $  384.5      $  137.1
                                                              ========      ========      ========



     At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

     At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

     Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:




                                                                       DECEMBER 31,
                                                                 -------------------------
                                                                     1998          1997
                                                                 -----------   -----------
                                                                       (IN MILLIONS)
Impaired mortgage loans with provision for losses ............    $  125.4      $  196.7
Impaired mortgage loans without provision for losses .........         8.6           3.6
                                                                  --------      --------
Recorded investment in impaired mortgage loans ...............       134.0         200.3
Provision for losses .........................................       (29.0)        (51.8)
                                                                  --------      --------
Net Impaired Mortgage Loans ..................................    $  105.0      $  148.5
                                                                  ========      ========



     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure



                                     SAI-87
impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.



                                     SAI-88

4) JOINT VENTURES AND PARTNERSHIPS

     Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:




                                                                                 DECEMBER 31,
                                                                         ----------------------------
                                                                             1998            1997
                                                                         ------------   -------------
                                                                                (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost ......................    $   913.7      $  1,700.9
Investments in securities, generally at estimated fair value .........        636.9         1,374.8
Cash and cash equivalents ............................................         85.9           105.4
Other assets .........................................................        279.8           584.9
                                                                          ---------      ----------
Total Assets .........................................................    $ 1,916.3      $  3,766.0
                                                                          =========      ==========
Borrowed funds -- third party ........................................    $   367.1      $    493.4
Borrowed funds -- the Company ........................................         30.1            31.2
Other liabilities ....................................................        197.2           284.0
                                                                          ---------      ----------
Total liabilities ....................................................        594.4           808.6
                                                                          ---------      ----------
Partners' capital ....................................................      1,321.9         2,957.4
                                                                          ---------      ----------
Total Liabilities and Partners' Capital ..............................    $ 1,916.3      $  3,766.0
                                                                          =========      ==========
Equity in partners' capital included above ...........................    $   312.9      $    568.5
Equity in limited partnership interests not included above ...........        442.1           331.8
Other ................................................................           .7             4.3
                                                                          ---------      ----------
Carrying Value .......................................................    $   755.7      $    904.6
                                                                          =========      ==========




                                                                  1998          1997          1996
                                                              -----------   -----------   -----------
                                                                           (IN MILLIONS)
STATEMENTS OF EARNINGS
Revenues of real estate joint ventures ....................    $  246.1      $  310.5      $  348.9
Revenues of other limited partnership interests ...........       128.9         506.3         386.1
Interest expense -- third party ...........................       (33.3)        (91.8)       (111.0)
Interest expense -- the Company ...........................        (2.6)         (7.2)        (30.0)
Other expenses ............................................      (197.0)       (263.6)       (282.5)
                                                               --------      --------      --------
Net Earnings ..............................................    $  142.1      $  454.2      $  311.5
                                                               ========      ========      ========
Equity in net earnings included above .....................    $   59.6      $   76.7      $   73.9
Equity in net earnings of limited partnership interests not
 included above ...........................................        22.7          69.5          35.8
Other .....................................................          --           (.9)           .9
                                                               --------      --------      --------
Total Equity in Net Earnings ..............................    $   82.3      $  145.3      $  110.6
                                                               ========      ========      ========


                                     SAI-89

5) NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

     The sources of net investment income are summarized as follows:




                                               1998            1997            1996
                                          -------------   -------------   -------------
                                                          (IN MILLIONS)
Fixed maturities ......................    $  1,489.0      $  1,459.4      $  1,307.4
Mortgage loans on real estate .........         235.4           260.8           303.0
Equity real estate ....................         356.1           390.4           442.4
Other equity investments ..............          83.8           156.9           122.0
Policy loans ..........................         144.9           177.0           160.3
Other investment income ...............         185.7           181.7           217.4
                                           ----------      ----------      ----------
 Gross investment income ..............       2,494.9         2,626.2         2,552.5
 Investment expenses ..................        (266.8)         (343.4)         (348.9)
                                           ----------      ----------      ----------
Net Investment Income .................    $  2,228.1      $  2,282.8      $  2,203.6
                                           ==========      ==========      ==========



     Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:




                                                      1998          1997          1996
                                                  -----------   ------------   ----------
                                                               (IN MILLIONS)
Fixed maturities ..............................    $  (24.3)      $   88.1      $  60.5
Mortgage loans on real estate .................       (10.9)         (11.2)       (27.3)
Equity real estate ............................        74.5         (391.3)       (79.7)
Other equity investments ......................        29.9           14.1         18.9
Sale of subsidiaries ..........................        (2.6)         252.1           --
Issuance and sales of Alliance Units ..........        19.8             --         20.6
Issuance and sale of DLJ common stock .........        18.2            3.0           --
Other .........................................        (4.4)            --         (2.8)
                                                   --------       --------      -------
Investment Gains (Losses), Net ................    $  100.2       $  (45.2)     $  (9.8)
                                                   ========       ========      =======



     Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

     For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0) million, respectively.



                                     SAI-90

     For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

     On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

     Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

     In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.



                                     SAI-91

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:




                                                                       1998          1997          1996
                                                                   -----------   -----------   -----------
                                                                                (IN MILLIONS)
Balance, beginning of year .....................................    $  533.6      $  189.9      $  396.5
Changes in unrealized investment gains (losses) ................      (242.4)        543.3        (297.6)
Changes in unrealized investment losses (gains) attributable to:
 Participating group annuity contracts .........................        (5.7)         53.2            --
 DAC ...........................................................        13.2         (89.0)         42.3
 Deferred Federal income taxes .................................        85.4        (163.8)         48.7
                                                                    --------      --------      --------
Balance, End of Year ...........................................    $  384.1      $  533.6      $  189.9
                                                                    ========      ========      ========
Balance, end of year comprises:
 Unrealized investment gains on:
   Fixed maturities ............................................    $  539.9      $  871.2      $  357.8
   Other equity investments ....................................        92.4          33.7          31.6
   Other, principally Closed Block .............................       111.1          80.9          53.1
                                                                    --------      --------      --------
    Total ......................................................       743.4         985.8         442.5
 Amounts of unrealized investment gains attributable to:
   Participating group annuity contracts .......................       (24.7)        (19.0)        (72.2)
   DAC .........................................................      (127.8)       (141.0)        (52.0)
   Deferred Federal income taxes ...............................      (206.8)       (292.2)       (128.4)
                                                                    --------      --------      --------
Total ..........................................................    $  384.1      $  533.6      $  189.9
                                                                    ========      ========      ========



                                     SAI-92

6) ACCUMULATED OTHER COMPREHENSIVE INCOME

     Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:




                                                              1998          1997          1996
                                                          -----------   -----------   -----------
                                                                       (IN MILLIONS)
Unrealized gains on investments .......................    $  384.1      $  533.6      $  189.9
Minimum pension liability .............................       (28.3)        (17.3)        (12.9)
                                                           --------      --------      --------
Total Accumulated Other Comprehensive Income ..........    $  355.8      $  516.3      $  177.0
                                                           ========      ========      ========



     The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:




                                                                         1998           1997          1996
                                                                     ------------   -----------   ------------
                                                                                   (IN MILLIONS)
Net unrealized gains (losses) on investment securities:
 Net unrealized gains (losses) arising during the period .........     $ (186.1)     $  564.0       $ (249.8)
 Reclassification adjustment for (gains) losses included in net
   earnings ......................................................        (56.3)        (20.7)         (47.8)
                                                                       --------      --------       --------
Net unrealized gains (losses) on investment securities ...........       (242.4)        543.3         (297.6)
Adjustments for policyholder liabilities, DAC and deferred
 Federal income taxes ............................................         92.9        (199.6)          91.0
                                                                       --------      --------       --------
Change in unrealized gains (losses), net of reclassification and
 adjustments .....................................................       (149.5)        343.7         (206.6)
Change in minimum pension liability ..............................        (11.0)         (4.4)          22.2
                                                                       --------      --------       --------
Total Other Comprehensive Income .................................     $ (160.5)     $  339.3       $ (184.4)
                                                                       ========      ========       ========


                                     SAI-93

7) CLOSED BLOCK

     Summarized financial information for the Closed Block follows:




                                                                               DECEMBER 31,
                                                                       -----------------------------
                                                                            1998            1997
                                                                       -------------   -------------
                                                                               (IN MILLIONS)
Assets
Fixed Maturities:
 Available for sale, at estimated fair value (amortized cost,
   $4,149.0 and $4,059.4) ..........................................    $  4,373.2      $  4,231.0
Mortgage loans on real estate ......................................       1,633.4         1,341.6
Policy loans .......................................................       1,641.2         1,700.2
Cash and other invested assets .....................................          86.5           282.0
DAC ................................................................         676.5           775.2
Other assets .......................................................         221.6           236.6
                                                                        ----------      ----------
Total Assets .......................................................    $  8,632.4      $  8,566.6
                                                                        ==========      ==========
Liabilities
Future policy benefits and policyholders' account balances .........    $  9,013.1      $  8,993.2
Other liabilities ..................................................          63.9            80.5
                                                                        ----------      ----------
Total Liabilities ..................................................    $  9,077.0      $  9,073.7
                                                                        ==========      ==========




                                                                    1998          1997          1996
                                                                -----------   -----------   -----------
                                                                             (IN MILLIONS)
Revenues
Premiums and other revenue ..................................    $  661.7      $  687.1      $  724.8
Investment income (net of investment expenses of $15.5, $27.0
 and $27.3) .................................................       569.7         574.9         546.6
Investment losses, net ......................................          .5         (42.4)         (5.5)
                                                                 --------      --------      --------
 Total revenues .............................................     1,231.9       1,219.6       1,265.9
                                                                 --------      --------      --------
Benefits and Other Deductions
Policyholders' benefits and dividends .......................     1,082.0       1,066.7       1,106.3
Other operating costs and expenses ..........................        62.8          50.4          34.6
                                                                 --------      --------      --------
 Total benefits and other deductions ........................     1,144.8       1,117.1       1,140.9
                                                                 --------      --------      --------
Contribution from the Closed Block ..........................    $   87.1      $  102.5      $  125.0
                                                                 ========      ========      ========



     At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.



                                     SAI-94

     Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:




                                                                       DECEMBER 31,
                                                                 ------------------------
                                                                    1998          1997
                                                                 ----------   -----------
                                                                      (IN MILLIONS)
Impaired mortgage loans with provision for losses ............    $  55.5      $  109.1
Impaired mortgage loans without provision for losses .........        7.6            .6
                                                                  -------      --------
Recorded investment in impaired mortgages ....................       63.1         109.7
Provision for losses .........................................      (10.1)        (17.4)
                                                                  -------      --------
Net Impaired Mortgage Loans ..................................    $  53.0      $   92.3
                                                                  =======      ========



     During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

     Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

     In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

     Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.



                                     SAI-95

8) DISCONTINUED OPERATIONS

     Summarized financial information for discontinued operations follows:




                                                        DECEMBER 31,
                                                 --------------------------
                                                     1998           1997
                                                 ------------   -----------
                                                       (IN MILLIONS)
Assets
Mortgage loans on real estate ................    $   553.9      $   635.2
Equity real estate ...........................        611.0          874.5
Other equity investments .....................        115.1          209.3
Other invested assets ........................         24.9          152.4
                                                  ---------      ---------
 Total investments ...........................      1,304.9        1,871.4
Cash and cash equivalents ....................         34.7          106.8
Other assets .................................        219.0          243.8
                                                  ---------      ---------
Total Assets .................................    $ 1,558.6      $ 2,222.0
                                                  =========      =========
Liabilities
Policyholders' liabilities ...................    $ 1,021.7      $ 1,048.3
Allowance for future losses ..................        305.1          259.2
Amounts due to continuing operations .........          2.7          572.8
Other liabilities ............................        229.1          341.7
                                                  ---------      ---------
Total Liabilities ............................    $ 1,558.6      $ 2,222.0
                                                  =========      =========




                                                                               1998          1997          1996
                                                                           -----------   -----------   -----------
                                                                                        (IN MILLIONS)
Revenues
Investment income (net of investment expenses of $63.3, $97.3
 and $127.5) ...........................................................    $  160.4      $  188.6      $  245.4
Investment gains (losses), net .........................................        35.7        (173.7)        (18.9)
Policy fees, premiums and other income .................................        (4.3)           .2            .2
                                                                            --------      --------      --------
Total revenues .........................................................       191.8          15.1         226.7
Benefits and other deductions ..........................................       141.5         169.5         250.4
Earnings added (losses charged) to allowance for future losses .........        50.3        (154.4)        (23.7)
                                                                            --------      --------      --------
Pre-tax loss from operations ...........................................          --            --            --
Pre-tax earnings from releasing (loss from strengthening) of the
 allowance for future losses ...........................................         4.2        (134.1)       (129.0)
Federal income tax (expense) benefit ...................................        (1.5)         46.9          45.2
                                                                            --------      --------      --------
Earnings (Loss) from Discontinued Operations ...........................    $    2.7      $  (87.2)     $  (83.8)
                                                                            ========      ========      ========



     The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes



                                     SAI-96
place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

     In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

     Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

     Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

     At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

     Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:




                                                                      DECEMBER 31,
                                                                 -----------------------
                                                                    1998         1997
                                                                 ---------   -----------
                                                                      (IN MILLIONS)
Impaired mortgage loans with provision for losses ............    $  6.7      $  101.8
Impaired mortgage loans without provision for losses .........       8.5            .2
                                                                  ------      --------
Recorded investment in impaired mortgages ....................      15.2         102.0
Provision for losses .........................................      (2.1)        (27.3)
                                                                  ------      --------
Net Impaired Mortgage Loans ..................................    $ 13.1      $   74.7
                                                                  ======      ========



     During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.


     At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.



                                     SAI-97

9) SHORT-TERM AND LONG-TERM DEBT

     Short-term and long-term debt consists of the following:




                                                                     DECEMBER 31,
                                                               -------------------------
                                                                   1998          1997
                                                               -----------   -----------
                                                                     (IN MILLIONS)
Short-term debt ............................................   $   179.3     $   422.2
                                                               ---------     ---------
Long-term debt:
Equitable Life:
 6.95% surplus notes scheduled to mature 2005 ..............       399.4         399.4
 7.70% surplus notes scheduled to mature 2015 ..............       199.7         199.7
 Other .....................................................          .3            .3
                                                               ---------     ---------
   Total Equitable Life ....................................       599.4         599.4
                                                               ---------     ---------
Wholly Owned and Joint Venture Real Estate:
 Mortgage notes, 5.91% -- 12.00%, due through 2017 .........       392.2         676.6
                                                               ---------     ---------
Alliance:
 Other .....................................................        10.8          18.5
                                                               ---------     ---------
Total long-term debt .......................................     1,002.4       1,294.5
                                                               ---------     ---------
Total Short-term and Long-term Debt ........................   $ 1,181.7     $ 1,716.7
                                                               =========     =========



  Short-term Debt

     Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

     Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

     During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.



                                     SAI-98

  Long-term Debt

     Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

     The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

     At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.


10) FEDERAL INCOME TAXES

     A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:




                                            1998          1997         1996
                                        -----------   -----------   ----------
                                                    (IN MILLIONS)
Federal income tax expense (benefit):
 Current ............................    $  283.3      $  186.5      $  97.9
 Deferred ...........................        69.8         (95.0)       (88.2)
                                         --------      --------      -------
Total ...............................    $  353.1      $   91.5      $   9.7
                                         ========      ========      =======



     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:




                                                      1998          1997         1996
                                                  -----------   -----------   ----------
                                                              (IN MILLIONS)
Expected Federal income tax expense ...........    $  414.3      $  234.7      $  73.0
Non-taxable minority interest .................       (33.2)        (38.0)       (28.6)
Adjustment of tax audit reserves ..............        16.0         (81.7)         6.9
Equity in unconsolidated subsidiaries .........       (39.3)        (45.1)       (32.3)
Other .........................................        (4.7)         21.6         (9.3)
                                                   --------      --------      -------
Federal Income Tax Expense ....................    $  353.1      $   91.5      $   9.7
                                                   ========      ========      =======


                                     SAI-99

    The components of the net deferred Federal income taxes are as follows:




                                                   DECEMBER 31, 1998            DECEMBER 31, 1997
                                              ---------------------------   --------------------------
                                                 ASSETS      LIABILITIES       ASSETS      LIABILITIES
                                              -----------   -------------   -----------   ------------
                                                                   (IN MILLIONS)
Compensation and related benefits .........    $  235.3        $   --        $  257.9        $   --
Other .....................................        27.8            --            30.7            --
DAC, reserves and reinsurance .............          --         231.4              --         222.8
Investments ...............................          --         364.4              --         405.7
                                               --------        ------        --------        ------
Total .....................................    $  263.1       $ 595.8        $  288.6       $ 628.5
                                               ========       =======        ========       =======



     The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:




                                                             1998          1997           1996
                                                          ----------   ------------   ------------
                                                                       (IN MILLIONS)
DAC, reserves and reinsurance .........................    $  (7.7)      $   46.2       $ (156.2)
Investments ...........................................       46.8         (113.8)          78.6
Compensation and related benefits .....................       28.6            3.7           22.3
Other .................................................        2.1          (31.1)         (32.9)
                                                           -------       --------       --------
Deferred Federal Income Tax Expense (Benefit) .........    $  69.8       $  (95.0)      $  (88.2)
                                                           =======       ========       ========



     The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.



                                    SAI-100

11) REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:




                                                                           1998          1997          1996
                                                                       -----------   -----------   -----------
                                                                                    (IN MILLIONS)
Direct premiums ....................................................    $  438.8      $  448.6      $  461.4
Reinsurance assumed ................................................       203.6         198.3         177.5
Reinsurance ceded ..................................................       (54.3)        (45.4)        (41.3)
                                                                        --------      --------      --------
Premiums ...........................................................    $  588.1      $  601.5      $  597.6
                                                                        ========      ========      ========
Universal Life and Investment-type Product Policy Fee Income
 Ceded .............................................................    $   75.7      $   61.0      $   48.2
                                                                        ========      ========      ========
Policyholders' Benefits Ceded ......................................    $   85.9      $   70.6      $   54.1
                                                                        ========      ========      ========
Interest Credited to Policyholders' Account Balances Ceded .........    $   39.5      $   36.4      $   32.3
                                                                        ========      ========      ========



     Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

     The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.


12) EMPLOYEE BENEFIT PLANS

     The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").



                                    SAI-101

     Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:




                                                               1998          1997         1996
                                                           ------------   ----------   ----------
                                                                       (IN MILLIONS)
Service cost ...........................................     $   33.2      $   32.5     $   33.8
Interest cost on projected benefit obligations .........        129.2         128.2        120.8
Actual return on assets ................................       (175.6)       (307.6)      (181.4)
Net amortization and deferrals .........................          6.1         166.6         43.4
                                                             --------      --------     --------
Net Periodic Pension Cost (Credit) .....................     $   (7.1)     $   19.7     $   16.6
                                                             ========      ========     ========



     The plan's projected benefit obligation under the qualified and non-qualified plans was comprised of:




                                                          DECEMBER 31,
                                                  -----------------------------
                                                       1998            1997
                                                  -------------   -------------
                                                          (IN MILLIONS)
Benefit obligation, beginning of year .........    $  1,801.3      $  1,765.5
Service cost ..................................          33.2            32.5
Interest cost .................................         129.2           128.2
Actuarial (gains) losses ......................         108.4           (15.5)
Benefits paid .................................        (138.7)         (109.4)
                                                   ----------      ----------
Benefit Obligation, End of Year ...............    $  1,933.4      $  1,801.3
                                                   ==========      ==========



     The funded status of the qualified and non-qualified pension plans is as follows:




                                                                                  DECEMBER 31,
                                                                          -----------------------------
                                                                               1998            1997
                                                                          -------------   -------------
                                                                                  (IN MILLIONS)
Plan assets at fair value, beginning of year ..........................    $  1,867.4      $  1,626.0
Actual return on plan assets ..........................................         338.9           307.5
Contributions .........................................................            --            30.0
Benefits paid and fees ................................................        (123.2)          (96.1)
                                                                           ----------      ----------
Plan assets at fair value, end of year ................................       2,083.1         1,867.4
Projected benefit obligations .........................................       1,933.4         1,801.3
                                                                           ----------      ----------
Projected benefit obligations less than plan assets ...................         149.7            66.1
Unrecognized prior service cost .......................................          (7.5)           (9.9)
Unrecognized net loss from past experience different from that assumed           38.7            95.0
Unrecognized net asset at transition ..................................           1.5             3.1
                                                                           ----------      ----------
Prepaid Pension Cost ..................................................    $    182.4      $    154.3
                                                                           ==========      ==========



     The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.




                                    SAI-102

     The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

     The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

     Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

     The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

     The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:




                                                                               1998        1997        1996
                                                                            ---------   ---------   ---------
                                                                                      (IN MILLIONS)
Service cost ............................................................    $  4.6      $  4.5      $  5.3
Interest cost on accumulated postretirement benefits obligation .........      33.6        34.7        34.6
Net amortization and deferrals ..........................................        .5         1.9         2.4
                                                                             ------      ------      ------
Net Periodic Postretirement Benefits Costs ..............................    $ 38.7      $ 41.1      $ 42.3
                                                                             ======      ======      ======




                                                                                   DECEMBER 31,
                                                                             -------------------------
                                                                                 1998          1997
                                                                             -----------   -----------
                                                                                   (IN MILLIONS)
Accumulated postretirement benefits obligation, beginning of year ........    $  490.8      $  388.5
Service cost .............................................................         4.6           4.5
Interest cost ............................................................        33.6          34.7
Contributions and benefits paid ..........................................       (28.4)         72.1
Actuarial (gains) losses .................................................       (10.2)         (9.0)
                                                                              --------      --------
Accumulated postretirement benefits obligation, end of year ..............       490.4         490.8
Unrecognized prior service cost ..........................................        31.8          40.3
Unrecognized net loss from past experience different from that assumed
 and from changes in assumptions .........................................      (121.2)       (140.6)
                                                                              --------      --------
Accrued Postretirement Benefits Cost .....................................    $  401.0      $  390.5
                                                                              ========      ========



     Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.



                                    SAI-103

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

     If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.


13) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS


  Derivatives

     The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

     Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.


  Fair Value of Financial Instruments

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time



                                    SAI-104
the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

     Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

     Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

     The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

     The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

     Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.



                                    SAI-105

     The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:




                                                                                 DECEMBER 31,
                                                         ------------------------------------------------------------
                                                                     1998                           1997
                                                         ----------------------------   -----------------------------
                                                            CARRYING       ESTIMATED       CARRYING       ESTIMATED
                                                             VALUE        FAIR VALUE        VALUE         FAIR VALUE
                                                         -------------   ------------   -------------   -------------
                                                                                (IN MILLIONS)
Consolidated Financial Instruments:
Mortgage loans on real estate ........................    $  2,809.9      $  2,961.8     $  2,611.4      $  2,822.8
Other limited partnership interests ..................         562.6           562.6          509.4           509.4
Policy loans .........................................       2,086.7         2,370.7        2,422.9         2,493.9
Policyholders' account balances - investment contracts      12,892.0        13,396.0       12,611.0        12,714.0
Long-term debt .......................................       1,002.4         1,025.2        1,294.5         1,257.0
Closed Block Financial Instruments:
Mortgage loans on real estate ........................       1,633.4         1,703.5        1,341.6         1,420.7
Other equity investments .............................          56.4            56.4           86.3            86.3
Policy loans .........................................       1,641.2         1,929.7        1,700.2         1,784.2
SCNILC liability .....................................          25.0            25.0           27.6            30.3
Discontinued Operations Financial Instruments:
Mortgage loans on real estate ........................         553.9           599.9          655.5           779.9
Fixed maturities .....................................          24.9            24.9           38.7            38.7
Other equity investments .............................         115.1           115.1          209.3           209.3
Guaranteed interest contracts ........................          37.0            34.0           37.0            34.0
Long-term debt .......................................         147.1           139.8          296.4           297.6



14) COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

     Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

     The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.


                                    SAI-106

15) LITIGATION


  Major Medical Insurance Cases

     Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

     In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

  Life Insurance and Annuity Sales Cases

     A number of lawsuits are pending as individual claims and purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

     In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.


  Discrimination Case

     Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring



                                    SAI-107
individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.


  Alliance Capital

     In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.


  DLJSC

     DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

     DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the



                                    SAI-108
ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

     DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

     DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.


  Other Matters

     In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.


16) LEASES

     The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

     At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.



                                    SAI-109

17) OTHER OPERATING COSTS AND EXPENSES

     Other operating costs and expenses consisted of the following:




                                                           1998          1997          1996
                                                       -----------   -----------   -----------
                                                                    (IN MILLIONS)
Compensation costs .................................   $   772.0     $   721.5     $   704.8
Commissions ........................................       478.1         409.6         329.5
Short-term debt interest expense ...................        26.1          31.7           8.0
Long-term debt interest expense ....................        84.6         121.2         137.3
Amortization of policy acquisition costs ...........       292.7         287.3         405.2
Capitalization of policy acquisition costs .........    (  609.1)     (  508.0)     (  391.9)
Rent expense, net of sublease income ...............       100.0         101.8         113.7
Cursitor intangible assets writedown ...............          --         120.9            --
Other ..............................................     1,056.8         917.9         769.1
                                                       ---------     ---------     ---------
Total ..............................................   $ 2,201.2     $ 2,203.9     $ 2,075.7
                                                       =========     =========     =========



     During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.


18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

     At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

     The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment



                                    SAI-110
valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.


19) BUSINESS SEGMENT INFORMATION

     The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

     Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

     The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.



                                    SAI-111

                                                                            INVESTMENT
                                                             INSURANCE       SERVICES       ELIMINATION       TOTAL
                                                           -------------   -------------    -----------     ----------
                                                                                   (IN MILLIONS)
1998
Segment revenues .......................................    $  4,029.8      $  1,438.4        $  (5.7)      $  5,462.5
Investment gains .......................................          64.8            35.4             --            100.2
                                                            ----------      ----------        -------       ----------
Total Revenues .........................................    $  4,094.6      $  1,473.8        $  (5.7)      $  5,562.7
                                                            ==========      ==========        =======       ==========
Pre-tax operating earnings .............................    $    688.6      $    284.3        $    --       $    972.9
                                                            ----------      ----------        -------       ----------
Investment gains, net of DAC and other charges .........          41.7            27.7             --             69.4
Pre-tax minority interest ..............................            --           141.5             --            141.5
                                                            ----------      ----------        -------       ----------
Earnings from Continuing Operations ....................    $    730.3      $    453.5        $    --       $  1,183.8
                                                            ==========      ==========        =======       ==========
Total Assets ...........................................    $ 75,626.0      $ 12,379.2        $ (64.4)      $ 87,940.8
                                                            ==========      ==========        =======       ==========
1997
Segment revenues .......................................    $  3,990.8      $  1,200.0        $  (7.7)      $  5,183.1
Investment gains (losses) ..............................        (318.8)          255.1             --            (63.7)
                                                            ----------      ----------        -------       ----------
Total Revenues .........................................    $  3,672.0      $  1,455.1        $  (7.7)      $  5,119.4
                                                            ==========      ==========        =======       ==========
Pre-tax operating earnings .............................    $    507.0      $    258.3        $    --       $    765.3
Investment gains (losses), net of DAC and other
 charges ...............................................        (292.5)          252.7             --            (39.8)
Non-recurring costs and expenses .......................         (41.7)         (121.6)            --           (163.3)
Pre-tax minority interest ..............................            --           108.5             --            108.5
                                                            ----------      ----------        -------       ----------
Earnings from Continuing Operations ....................    $    172.8      $    497.9        $    --       $    670.7
                                                            ==========      ==========        =======       ==========
Total Assets ...........................................    $ 67,762.4      $ 13,691.4        $ (96.1)      $ 81,357.7
                                                            ==========      ==========        =======       ==========
1996
Segment revenues .......................................    $  3,789.1      $  1,105.5        $ (12.6)      $  4,882.0
Investment gains (losses) ..............................         (30.3)           20.5             --             (9.8)
                                                            ----------      ----------        -------       ----------
Total Revenues .........................................    $  3,758.8      $  1,126.0        $ (12.6)      $  4,872.2
                                                            ==========      ==========        =======       ==========
Pre-tax operating earnings .............................    $    337.1      $    224.6        $    --       $    561.7
Investment gains (losses), net of DAC and other
 charges ...............................................         (37.2)           16.9             --            (20.3)
Reserve strengthening and DAC writeoff .................        (393.0)             --             --           (393.0)
Non-recurring costs and expenses .......................         (22.3)           (1.1)            --            (23.4)
Pre-tax minority interest ..............................            --            83.6             --             83.6
                                                            ----------      ----------        -------       ----------
Earnings (Loss) from Continuing Operations .............   $    (115.4)     $    324.0        $    --       $    208.6
                                                           ===========      ==========        =======       ==========


                                    SAI-112

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 1998 and 1997 are summarized below:




                                                                    THREE MONTHS ENDED
                                                   MARCH 31       JUNE 30     SEPTEMBER  30   DECEMBER  31
                                                -------------  ------------- --------------- -------------
                                                                      (IN MILLIONS)
1998
Total Revenues ...............................    $ 1,470.2      $ 1,422.9      $ 1,297.6      $ 1,372.0
                                                  =========      =========      =========      =========
Earnings from Continuing Operations before
 Cumulative Effect of Accounting Change ......    $   212.8      $   197.0      $   136.8      $   158.9
                                                  =========      =========      =========      =========
Net Earnings .................................    $   213.3      $   198.3      $   137.5      $   159.1
                                                  =========      =========      =========      =========
1997
Total Revenues ...............................    $ 1,266.0      $ 1,552.8      $ 1,279.0      $ 1,021.6
                                                  =========      =========      =========      =========
Earnings from Continuing Operations before
 Cumulative Effect of Accounting Change ......    $   117.4      $   222.5      $   145.1      $    39.4
                                                  =========      =========      =========      =========
Net Earnings (Loss) ..........................    $   114.1      $   223.1      $   144.9     $    (44.9)
                                                  =========      =========      =========     ==========



     Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.


21) INVESTMENT IN DLJ

     At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

     The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.



                                    SAI-113

     Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:




                                                                                DECEMBER 31,
                                                                       -------------------------------
                                                                            1998             1997
                                                                       --------------   --------------
                                                                                (IN MILLIONS)
Assets:
Trading account securities, at market value ........................    $  13,195.1      $  16,535.7
Securities purchased under resale agreements .......................       20,063.3         22,628.8
Broker-dealer related receivables ..................................       34,264.5         28,159.3
Other assets .......................................................        4,759.3          3,182.0
                                                                        -----------      -----------
Total Assets .......................................................    $  72,282.2      $  70,505.8
                                                                        ===========      ===========
Liabilities:
Securities sold under repurchase agreements ........................    $  35,775.6      $  36,006.7
Broker-dealer related payables .....................................       26,161.5         26,127.2
Short-term and long-term debt ......................................        3,997.6          3,249.5
Other liabilities ..................................................        3,219.8          2,860.9
                                                                        -----------      -----------
Total liabilities ..................................................       69,154.5         68,244.3
DLJ's company-obligated mandatorily redeemed preferred securities of
 subsidiary trust holding solely debentures of DLJ .................          200.0            200.0
Total shareholders' equity .........................................        2,927.7          2,061.5
                                                                        -----------      -----------
Total Liabilities, Cumulative Exchangeable Preferred Stock and
 Shareholders' Equity ..............................................    $  72,282.2      $  70,505.8
                                                                        ===========      ===========
DLJ's equity as reported ...........................................    $   2,927.7      $   2,061.5
Unamortized cost in excess of net assets acquired in 1985 and other
 adjustments .......................................................           23.7             23.5
The Holding Company's equity ownership in DLJ ......................       (1,002.4)          (740.2)
Minority interest in DLJ ...........................................       (1,118.2)          (729.3)
                                                                        -----------      -----------
The Company's Carrying Value of DLJ ................................    $     830.8      $     615.5
                                                                        ===========      ===========



                                    SAI-114

     Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:




                                                                               1998            1997
                                                                          -------------   -------------
                                                                                  (IN MILLIONS)
Commission, fees and other income .....................................    $  3,184.7      $  2,430.7
Net investment income .................................................       2,189.1         1,652.1
Dealer, trading and investment gains, net .............................          33.2           557.7
                                                                           ----------      ----------
Total revenues ........................................................       5,407.0         4,640.5
Total expenses including income taxes .................................       5,036.2         4,232.2
                                                                           ----------      ----------
Net earnings ..........................................................         370.8           408.3
Dividends on preferred stock ..........................................          21.3            12.2
                                                                           ----------      ----------
Earnings Applicable to Common Shares ..................................    $    349.5      $    396.1
                                                                           ==========      ==========
DLJ's earnings applicable to common shares as reported ................    $    349.5      $    396.1
Amortization of cost in excess of net assets acquired in 1985 .........           (.8)           (1.3)
The Holding Company's equity in DLJ's earnings ........................        (136.8)         (156.8)
Minority interest in DLJ ..............................................         (99.5)         (109.1)
                                                                           ----------      ----------
The Company's Equity in DLJ's Earnings ................................    $    112.4      $    128.9
                                                                           ==========      ==========



22) ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No.
25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:




                             1998          1997         1996
                         -----------   -----------   ----------
                                     (IN MILLIONS)
Net Earnings:
 As reported .........    $  708.2      $  437.2      $  10.3
 Pro forma ...........       678.4         426.3          3.3



                                    SAI-115

     The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:




                                          HOLDING COMPANY                        DLJ
                                  -------------------------------- --------------------------------
                                     1998       1997       1996       1998       1997       1996
                                  ---------- ---------- ---------- ---------- ---------- ----------
Dividend yield ..................     0.32%      0.48%      0.80%      0.69%      0.86%      1.54%
Expected volatility .............       28%        20%        20%        40%        33%        25%
Risk-free interest rate .........     5.48%      5.99%      5.92%      5.53%      5.96%      6.07%
Expected life in years ..........        5          5          5          5          5          5
Weighted average fair
 value per option at
 grant-date .....................   $22.64     $12.25      $6.94     $16.27     $10.81      $4.03


                                              ALLIANCE
                                  --------------------------------
                                     1998       1997       1996
                                  ---------- ---------- ----------
Dividend yield ..................     6.50%      8.00%      8.00%
Expected volatility .............       29%        26%        23%
Risk-free interest rate .........     4.40%      5.70%      5.80%
Expected life in years ..........      7.2        7.2        7.4
Weighted average fair
 value per option at
 grant-date .....................    $3.86      $2.18      $1.35



     A summary of the Holding Company, DLJ and Alliance's option plans is as follows:



                                                 HOLDING COMPANY                     DLJ                        ALLIANCE
                                          ----------------------------- ----------------------------- ----------------------------
                                                             WEIGHTED                      WEIGHTED                     WEIGHTED
                                                             AVERAGE                       AVERAGE                       AVERAGE
                                                             EXERCISE                      EXERCISE                     EXERCISE
                                                             PRICE OF                      PRICE OF                     PRICE OF
                                               SHARES        OPTIONS         SHARES        OPTIONS         UNITS         OPTIONS
                                           (IN MILLIONS)   OUTSTANDING   (IN MILLIONS)   OUTSTANDING   (IN MILLIONS)   OUTSTANDING
                                          --------------- ------------- --------------- ------------- --------------- ------------
Balance as of January 1, 1996 ...........         6.7         $20.27           18.4        $13.50            9.6         $ 8.86
 Granted ................................          .7         $24.94            4.2        $16.27            1.4         $12.56
 Exercised ..............................        (.1)         $19.91             --            --            (.8)        $ 6.82
 Expired ................................         --              --             --
 Forfeited ..............................        (.6)         $20.21            (.4)       $13.50            (.2)        $ 9.66
                                                -----                         -----                        -----
Balance as of December 31, 1996 .........         6.7         $20.79           22.2        $14.03           10.0         $ 9.54
 Granted ................................         3.2         $41.85            6.4        $30.54            2.2         $18.28
 Exercised ..............................       (1.6)         $20.26            (.2)       $16.01           (1.2)        $ 8.06
 Forfeited ..............................        (.4)         $23.43            (.2)       $13.79            (.4)        $10.64
                                                -----                         -----                        -----
Balance as of December 31, 1997 .........         7.9         $29.05           28.2        $17.78           10.6         $11.41
 Granted ................................         4.3         $66.26            1.5        $38.59            2.8         $26.28
 Exercised ..............................       (1.1)         $21.18           (1.4)       $14.91            (.9)        $ 8.91
 Forfeited ..............................        (.4)         $47.01            (.1)       $17.31            (.2)        $13.14
                                                -----                         -----                        -----
Balance as of December 31, 1998 .........        10.7         $44.00           28.2        $19.04           12.3         $14.94
                                                =====                         =====                        =====


                                    SAI-116

Information about options outstanding and exercisable at December 31, 1998 is as follows:




                                        OPTIONS OUTSTANDING                     OPTIONS EXERCISABLE
                            --------------------------------------------    ---------------------------
                                                WEIGHTED
                                                 AVERAGE       WEIGHTED                        WEIGHTED
        RANGE OF                NUMBER          REMAINING       AVERAGE         NUMBER         AVERAGE
        EXERCISE             OUTSTANDING       CONTRACTUAL     EXERCISE      EXERCISABLE       EXERCISE
         PRICES             (IN MILLIONS)     LIFE (YEARS)       PRICE      (IN MILLIONS)       PRICE
        --------            -------------     ------------    ---------     -------------      --------
      HOLDING
      COMPANY
      -------
$18.125-$27.75 .........          3.7              5.19        $ 20.97            3.0          $ 20.33
$28.50 -$45.25 .........          3.0              8.68        $ 41.79            --
$50.63 -$66.75 .........          2.1              9.21        $ 52.73            --
$81.94 -$82.56 .........          1.9              9.62        $ 82.56            --
                                 ----                                            ----
$18.125-$82.56 .........         10.7              7.75        $ 44.00            3.0          $ 20.33
                                 ====              ====        =======           ====          =======
         DLJ
         ---
$13.50-$25.99 ..........         22.3              7.1         $ 14.59           21.4          $ 15.05
$26.00-$38.99 ..........          5.0              8.8         $ 33.94            --
$39.00-$52.875 .........           .9              9.4         $ 44.65            --
                                 ----                                            ----
$13.50-$52.875 .........         28.2              7.5         $ 19.04           21.4          $ 15.05
                                 ====              ====        =======           ====          =======
      ALLIANCE
      --------
$ 3.03-$ 9.69 ..........          3.1              4.5         $  8.03            2.4          $  7.57
$ 9.81-$10.69 ..........          2.0              5.3         $ 10.05            1.6          $ 10.07
$11.13-$13.75 ..........          2.4              7.5         $ 11.92            1.0          $ 11.77
$18.47-$18.78 ..........          2.0              9.0         $ 18.48             .4          $ 18.48
$22.50-$26.31 ..........          2.8              9.9         $ 26.28            --                --
                                 ----                                            ----
$ 3.03-$26.31 ..........         12.3              7.2         $ 14.94            5.4          $  9.88
                                 ====              ====        =======           ====          =======


                                    SAI-117

          Supplement dated May 1, 1999 to Prospectus dated May 1, 1999
    ------------------------------------------------------------------------

                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             1290 Avenue of the Americas, New York, New York 10104
                        Toll-Free Telephone 800-223-5790


                       ----------------------------------

                           VARIABLE ANNUITY BENEFITS

                       ----------------------------------


           This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                   annuity payment benefits after retirement.

                This Prospectus Supplement is not authorized for
                 distribution unless accompanied or preceded by
                    the Prospectus dated May 1, 1999 for the
                    appropriate Members Retirement Program.


------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

         When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

         Life Annuity - annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

         Life Annuity Period Certain - an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

         Joint and Survivor Annuity - Period Certain - an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

         When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Usually, a $350 charge will be deducted from the amount used to purchase the annuity to reimburse us for administrative expenses associated with processing the application and with issuing each month's annuity payment. Applicable premium taxes will also be deducted.

Annuity payments may be fixed or variable.

         FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity.
         If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. The annuity administrative charge may be greater than $350 in that case. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

         VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

         The amounts of variable annuity payments are determined as follows:
Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

         Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

         The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 4-3/4% and to the actual investment experience of the Fund.

         Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

         Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

         This table shows the Annuity Unit Values with an assumed based rate of return of 5 3/4%.

                First Business Day of          Annuity Unit Value
                ---------------------          ------------------
                     October 1987                   $4.3934
                     October 1988                   $3.5444
                     October 1989                   $4.8357
                     October 1990                   $3.8569
                     October 1991                   $5.4677
                     October 1992                   $5.1818
                     October 1993                   $6.3886
                     October 1994                   $6.1563
                     October 1995                   $7.4970
                     October 1996                   $8.0828
                     October 1997                  $11.0300
                     October 1998                   $7.5963

                                    THE FUND

         The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

         For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 1999 prospectus and the Statement of Additional Information.

                               INVESTMENT MANAGER

The Manager

         We, Equitable Life, act as Investment Manager to the Fund. As such, we have complete discretion over Fund assets and we invest and reinvest these assets in accordance with the investment policies described in our May 1, 1999 prospectus and Statement of Additional Information.

         We are a New York stock life insurance company with our Home Office at 1290 Avenue of the Americas, New York, New York 10104. Founded in 1859, we are one of the largest insurance companies in the United States. Equitable Life, our sole stockholder Equitable Companies, Inc., and their subsidiaries managed assets of approximately $347.5 billion as of December 31, 1998, including third party assets of $262.5 billion.

Investment Management

         In providing investment management to the Fund, we currently use the personnel and facilities of our majority owned subsidiary, Alliance Capital Management L.P. ("Alliance"), for portfolio selection and transaction services. For a description of Alliance, see our May 1, 1999 Members Retirement Program prospectus.

Fund Transactions

         The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by Alliance/Equitable Life and receive commissions paid by the Fund. For 1998, 1997 and 1996, the Fund paid $4,288,187, $3,698,148 and $5,682,578, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the fund in our May 1, 1999 Statement of Additional Information.

                              FINANCIAL STATEMENTS

                  The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                   Page

Report of Independent Accountants - PricewaterhouseCoopers LLP        7

        Statement of Assets and Liabilities,
             December 31, 1998                                        8

        Statement of Operations and Changes in Net Assets
             for the Years Ended December 31, 1998 and 1997           9

        Portfolio of Investments
             December 31, 1998                                       10

        Notes to Financial Statements                                15

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account No. 4 of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) (The Growth Equity Fund) of The Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 1998, its results of operations and changes in net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO.4 (POOLED)
(THE ALLIANCE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statement of Assets and Liabilities
December 31, 1998
-------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at market value (cost: $1,914,414,699) .................................    $2,098,464,735
 Preferred stocks -- at market value (cost: $841,125) ....................................           934,875
 Participation in Separate Account No.2A -- at amortized cost, which approximates market value, equivalent to 8,358
  units at $285.54 .......................................................................         2,386,642
Receivables:
 Securities sold .........................................................................        22,404,246
 Dividends ...............................................................................         1,027,478
-------------------------------------------------------------------------------------------------------------

  Total assets ...........................................................................     2,125,217,976
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
 Securities purchased ....................................................................         3,784,147
 Due to Equitable Life's General Account .................................................         7,913,160
 Custodian fee payable ...................................................................            27,461
 Investment management fees payable ......................................................             5,210
Accrued expenses .........................................................................           440,812
Amount retained by Equitable Life in Separate Account No. 4 (Note 1) .....................         1,271,958
-------------------------------------------------------------------------------------------------------------
  Total liabilities ......................................................................        13,442,748
-------------------------------------------------------------------------------------------------------------
NET ASSETS (NOTE 1):
Net assets attributable to participants' accumulations ...................................     2,072,991,897
Reserves and other liabilities attributable to annuity benefits ..........................        38,783,331
-------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $2,111,775,228
=============================================================================================================


See Notes to Financial Statements.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statements of Operations and Changes in Net Assets


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                                  1998               1997
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld -- 1998: $199,170 and 1997: $2,138) .............   $   12,224,979     $   13,385,197
Interest .................................................................................          477,732            845,517
--------------------------------------------------------------------------------------------------------------------------------
Total ....................................................................................       12,702,711         14,230,714
EXPENSES (NOTE 4) ........................................................................      (18,036,108)       (19,783,932)
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS ......................................................................       (5,333,397)        (5,553,218)
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions ............................      424,897,105        372,430,956
--------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments and foreign currency transactions:
 Beginning of year .......................................................................      690,125,231        448,580,808
 End of year .............................................................................      184,143,786        690,125,231
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation/depreciation ...........................................     (505,981,445)       241,544,423
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................................      (81,084,340)       613,975,379
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets attributable to operations .............................      (86,417,737)       608,422,161
--------------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ............................................................................      451,738,195        546,890,479
Withdrawals ..............................................................................     (897,373,357)      (969,496,108)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets attributable to contributions and withdrawals .....................     (445,635,162)      (422,605,629)
--------------------------------------------------------------------------------------------------------------------------------
(Increase) in accumulated amount retained by Equitable Life in Separate Account No. 4
 (Note 1) ................................................................................         (153,300)          (360,863)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS ........................................................     (532,206,199)       185,455,669
NET ASSETS -- BEGINNING OF YEAR ..........................................................    2,643,981,427      2,458,525,758
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF YEAR ................................................................   $2,111,775,228     $2,643,981,427
==============================================================================================================================


See Notes to Financial Statements.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)

OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES




PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1998



-------------------------------------------------------------------------------------
                                                         NUMBER OF        MARKET
                                                           SHARES          VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS -- SPECIALTY (0.1%)
Crompton & Knowles Corp. ............................       97,800     $  2,023,238
                                                                       ------------
TOTAL BASIC MATERIALS (0.1%) ........................                     2,023,238
                                                                       ------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (3.2%)
United States Filter Corp. * ........................    3,000,000       68,625,000
                                                                       ------------
PRINTING, PUBLISHING & BROADCASTING (1.6%)
CBS Corp. ...........................................    1,000,000       32,750,000
                                                                       ------------
PROFESSIONAL SERVICES (0.1%)
Nielsen Media Research, Inc. ........................      163,100        2,935,800
                                                                       ------------
TRUCKING, SHIPPING (0.2%)
Knightsbridge Tankers Ltd. ..........................      150,000        3,121,875
Marine Transport Corp. * ............................       50,000          112,500
OMI Corp. * .........................................      500,000        1,625,000
                                                                       ------------
                                                                          4,859,375
                                                                       ------------
TOTAL BUSINESS SERVICES (5.1%) ......................                   109,170,175
                                                                       ------------
CAPITAL GOODS
AEROSPACE (0.2%)
Loral Space & Communications Ltd. * .................      250,000        4,453,125
                                                                       ------------
TOTAL CAPITAL GOODS (0.2%) ..........................                     4,453,125
                                                                       ------------
CONSUMER CYCLICALS
AIRLINES (8.6%)
Alaska Air Group, Inc. * ............................      200,000        8,850,000
America West Holdings Corp. (Class B) * .............      350,000        5,950,000
Continental Airlines, Inc. (Class B) * ..............    3,399,997      113,899,900
Northwest Airlines Corp. (Class A) * ................    2,100,000       53,681,250
                                                                       ------------
                                                                        182,381,150
                                                                       ------------
APPAREL, TEXTILE (2.2%)
Nautica Enterprises, Inc. * .........................      114,200        1,713,000
Tommy Hilfiger Corp. * ..............................      650,000       39,000,000
Unifi, Inc. .........................................      200,000        3,912,500
Wolverine World Wide, Inc. ..........................      154,600        2,048,450
                                                                       ------------
                                                                         46,673,950
                                                                       ------------
AUTO RELATED (7.7%)
Budget Group, Inc. * ................................      250,000        3,968,750
Circuit City Stores, Inc. -- CarMax Group * .........      490,200        2,665,462
Dana Corp. ..........................................      300,000       12,262,500

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- (Continued)
December 31, 1998



-------------------------------------------------------------------------------------
                                                     NUMBER OF        MARKET
                                                       SHARES          VALUE
-------------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc. * .........      841,700     $ 10,836,887
Republic Industries, Inc. * .....................    9,000,000      132,750,000
                                                                   ------------
                                                                    162,483,599
                                                                   ------------
FOOD SERVICES, LODGING (0.9%)
Extended Stay America, Inc. * ...................    1,660,000       17,430,000
Suburban Lodges of America, Inc. * ..............       35,000          286,563
                                                                   ------------
                                                                     17,716,563
                                                                   ------------
HOUSEHOLD FURNITURE, APPLIANCES (1.6%)
Industrie Natuzzi Spa (ADR) .....................    1,011,000       25,148,625
Newell Co. ......................................      200,000        8,250,000
                                                                   ------------
                                                                     33,398,625
                                                                   ------------
LEISURE RELATED (9.0%)
Carnival Corp. ..................................    2,000,000       96,000,000
Cendant Corporation * ...........................      506,000        9,645,625
Mirage Resorts, Inc. * ..........................      707,600       10,569,771
Royal Caribbean Cruises Ltd. ....................    2,000,000       74,000,000
                                                                   ------------
                                                                    190,215,396
                                                                   ------------
RETAIL -- GENERAL (1.0%)
Circuit City Stores-Circuit City Group ..........       76,500        3,820,219
Dickson Concepts International, Inc. ............      357,000          276,473
Genesis Direct, Inc. * ..........................      215,000        1,679,688
Limited, Inc. ...................................      100,000        2,912,500
Tandy Corp. .....................................       50,000        2,059,375
Tiffany & Co. ...................................      200,000       10,375,000
                                                                   ------------
                                                                     21,123,255
                                                                   ------------
TOTAL CONSUMER CYCLICALS (31.0%) ................                   653,992,538
                                                                   ------------
CONSUMER NONCYCLICALS
DRUGS (2.5%)
Geltex Pharmaceuticals, Inc. * ..................      700,000       15,837,500
MedImmune, Inc. * ...............................      361,600       35,956,600
                                                                   ------------
                                                                     51,794,100
                                                                   ------------
FOODS (0.3%)
Tysons Foods, Inc. ..............................      350,000        7,437,500
                                                                   ------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
HEALTHSOUTH Corp. * .............................    1,800,000       27,787,500
                                                                   ------------
TOTAL CONSUMER NONCYCLICALS (4.1%) ..............                    87,019,100
                                                                   ------------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- (Continued)
December 31, 1998



-------------------------------------------------------------------------------------
                                                             NUMBER OF        MARKET
                                                               SHARES          VALUE
-------------------------------------------------------------------------------------
CREDIT-SENSITIVE
BANKS (0.8%)
Citigroup, Inc. .........................................      300,000     $ 14,850,000
Washington Mutual, Inc. .................................       84,000        3,207,750
                                                                           ------------
                                                                             18,057,750
                                                                           ------------
FINANCIAL SERVICES (13.8%)
Edwards (A.G.), Inc. ....................................      760,000       28,310,000
Legg Mason, Inc. ........................................    2,500,000       78,906,250
MBNA Corp. ..............................................    6,900,000      172,068,750
Newcourt Credit Group, Inc. .............................      100,000        3,493,750
PMI Group, Inc. .........................................      200,000        9,875,000
                                                                           ------------
                                                                            292,653,750
                                                                           ------------
INSURANCE (8.9%)
Ace Ltd. ................................................      100,000        3,443,750
CNA Financial Corp. * ...................................    3,530,100      142,086,525
IPC Holdings Ltd. .......................................      207,400        4,809,088
NAC Re Corp. ............................................      600,000       28,162,500
Travelers Property Casualty (Class A) ...................      300,000        9,300,000
                                                                           ------------
                                                                            187,801,863
                                                                           ------------
REAL ESTATE (0.1%)
Excel Legacy Corp. * ....................................      140,000          560,000
Prime Retail, Inc. ......................................       60,000          588,750
                                                                           ------------
                                                                              1,148,750
                                                                           ------------
UTILITY -- ELECTRIC (0.1%)
AES Corp. * .............................................       30,000        1,421,250
                                                                           ------------
UTILITY -- TELEPHONE (7.0%)
Embratel Participacoes (ADR) * ..........................      220,000        3,066,250
Tele Celular Sul Participacoes (ADR) * ..................       22,000          383,625
Tele Centro Oeste Celular Participacoes (ADR) * .........       73,333          215,416
Tele Centro Sul Participacoes (ADR) * ...................       44,000        1,839,750
Tele Leste Celular Participacoes (ADR) * ................        4,400          124,850
Telemig Celular Participacoes (ADR) * ...................       11,000          233,750
Tele Nordeste Celular Participacoes (ADR) * .............       11,000          203,500
Tele Norte Celular Participacoes (ADR) * ................        4,400           99,275
Tele Norte Leste Participacoes (ADR) * ..................      220,000        2,736,250
Telephone & Data Systems, Inc. ..........................    2,930,000      131,666,875
Telesp Celular Participacoes (ADR) * ....................       88,000        1,540,000
Telesp Participacoes S.A. (ADR) * .......................      220,000        4,867,500
Tele Sudeste Celular Participacoes (ADR) * ..............       44,000          910,250
                                                                           ------------
                                                                            147,887,291
                                                                           ------------
TOTAL CREDIT-SENSITIVE (30.7%) ..........................                  $648,970,654
                                                                           ------------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- (Continued)
December 31, 1998



-----------------------------------------------------------------------------------------
                                                               NUMBER OF        MARKET
                                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------
ENERGY
OIL -- DOMESTIC (0.4%)
Kerr McGee Corp. ..........................................      220,000     $  8,415,000
                                                                             ------------
OIL -- INTERNATIONAL (0.1%)
IRI International Corporation * ...........................      305,000        1,220,000
                                                                             ------------
OIL -- SUPPLIES & CONSTRUCTION (4.9%)
BJ Services Co. * .........................................      440,000        6,875,000
Halliburton Co. ...........................................    1,000,000       29,625,000
Lukoil Holdings -- Spons (ADR) ............................       15,000          232,520
Lukoil Holdings -- Spons (ADR) (Preferred Shares) .........       40,000          134,684
Noble Drilling Corp. * ....................................    2,200,000       28,462,500
Oceaneering International, Inc. * .........................      300,000        4,500,000
Parker Drilling Corp. * ...................................    3,756,100       11,972,569
Rowan Cos., Inc. * ........................................    1,684,800       16,848,000
Stolt Comex Seaway S.A. * .................................       14,000           94,500
Stolt Comex Seaway S.A. (ADR) (Class A) * .................      880,000        4,950,000
                                                                             ------------
                                                                              103,694,773
                                                                             ------------
TOTAL ENERGY (5.4%) .......................................                   113,329,773
                                                                             ------------
TECHNOLOGY
ELECTRONICS (8.8%)
Altera Corp. * ............................................      460,000       28,002,500
Cisco Systems, Inc. * .....................................      400,000       37,125,000
DBT Online, Inc. * ........................................      160,000        3,990,000
Micron Technology, Inc. * .................................      300,000       15,168,750
Motorola, Inc. ............................................       50,000        3,053,125
Network Associates, Inc. * ................................      550,000       36,437,500
Sanmina Corp. * ...........................................      305,600       19,100,000
Sterling Commerce, Inc. * .................................      250,000       11,250,000
Xilinx, Inc. * ............................................      479,300       31,214,413
                                                                             ------------
                                                                              185,341,288
                                                                             ------------
OFFICE EQUIPMENT SERVICES (3.4%)
First Data Corp. ..........................................      600,000       19,012,500
HBO & Co. .................................................    1,752,500       50,274,844
Novell, Inc. * ............................................      100,000        1,812,500
                                                                             ------------
                                                                               71,099,844
                                                                             ------------
TELECOMMUNICATIONS (10.6%)
American Satellite Network -- Rights * ....................       70,000                0
Esprit Telecom Group PLC (ADR) * ..........................       50,000        2,337,500
Global TeleSystems Group, Inc. * ..........................    1,290,000       71,917,500

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- (Concluded)
December 31, 1998



-------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF          MARKET
                                                                               SHARES            VALUE
-------------------------------------------------------------------------------------------------------------
Millicom International Cellular S.A. * ..................................    1,550,000      $   54,056,250
NTL Incorporated * ......................................................      100,000           5,643,750
United States Cellular Corp. * ..........................................    2,345,000          89,110,000
                                                                                            --------------
                                                                                               223,065,000
                                                                                            --------------
TOTAL TECHNOLOGY (22.8%) ................................................                      479,506,132
                                                                                            --------------
TOTAL COMMON STOCKS (99.4%)
 (Cost $1,914,414,699)...................................................                    2,098,464,735
                                                                                            --------------
PREFERRED STOCKS:
CONSUMER CYCLICALS
AIRLINES (0.0%)
Continental Airlines Financial Trust
 8.5% Conv. .............................................................       13,500             934,875
                                                                                            --------------
TOTAL CONSUMER CYCLICALS (0.0%) .........................................                          934,875
                                                                                            --------------
TOTAL PREFERRED STOCKS (0.0%)
 (Cost $841,125).........................................................                          934,875
                                                                                            --------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 8,358 units
 at $285.54 each (0.1%)..................................................                        2,386,642
                                                                                            --------------
TOTAL INVESTMENTS (99.5%)
 (Cost $1,917,642,466)...................................................                    2,101,786,252
OTHER ASSETS LESS LIABILITIES (0.5%) ....................................                       11,260,934
AMOUNTS RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT NO. 4 (0.0%) (NOTE 1) .................................                       (1,271,958)
                                                                                            --------------
NET ASSETS (100.0%) .....................................................                   $2,111,775,228
                                                                                            ==============
Reserves attributable to participants' accumulations ....................                    2,072,991,897
Reserves and other contract liabilities attributable to annuity benefits                        38,783,331
                                                                                            --------------
NET ASSETS ..............................................................                   $2,111,775,228
                                                                                            ==============


----------
* Non-income producing.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
of The Equitable Life Assurance Society of the United States
Notes to Financial Statements

1. Separate Account No. 4 (Pooled) (the Alliance Growth Equity Fund) (the Fund) of The Equitable Life Assurance Society of the United States (Equitable
   Life), a wholly-owned subsidiary of The Equitable Life Companies Incorporated, was established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of Equitable Life. The excess of assets over reserves and other contract liabilities amounting to $1,271,958 as shown in the Statement of Assets and Liabilities in Separate Account No. 4 may be transferred to Equitable Life's General Account.
   These financial statements reflect the total net assets and results of operations for Separate Account No. 4. The Members Retirement Programs constitute, among many others, contract owners participating in this Fund.

   Interests of retirement and investment plans for Equitable Life employees, managers, and agents in Separate Account No. 4 aggregated $323,953,589 (15.3%), at December 31, 1998 and $384,471,790 (14.5%), at December 31,
   1997, of the net assets in the Fund.

   Equitable Life is the investment manager for the Fund. Alliance Capital Management L.P. (Alliance) serves as the investment adviser to Equitable Life with respect to the management of the Fund. Alliance is a publicly-traded limited partnership which is indirectly majority-owned by Equitable Life.

   Equitable Life and Alliance seek to obtain the best price and execution of all orders placed for the Fund considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Life and Alliance may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Fund's portfolio transactions.

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. Security transactions are recorded on the trade date. Amortized cost of debt securities consists of cost adjusted, where applicable, for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily.


   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statements of Operations and Changes in Net Assets.

   Equitable Life's internal short-term investment account, Separate Account No. 2A, was established to provide a more flexible and efficient vehicle to combine and invest temporary cash positions of certain eligible accounts

--------------------------------------------------------------------------------

   (Participating Funds) under Equitable Life's management. Separate Account No. 2A invests in debt securities maturing in sixty days or less from the date of acquisition. At December 31, 1998, the amortized cost of investments held in Separate Account No. 2A consist of the following:






---------------------------------------------------------------------------------------------
                                                                   AMORTIZED COST       %
---------------------------------------------------------------------------------------------

Commercial Paper, 5.10% - 5.35% due 01/04/99 through 02/18/99   $ 230,335,099       97.7%
U.S. Government Agency, 4.28% due 01/04/99 ...................      5,198,145        2.2
---------------------------------------------------------------------------------------------
Total Investments ............................................    235,533,244       99.9
Other Assets less Liabilities ................................        215,649        0.1
---------------------------------------------------------------------------------------------
Net Assets of Separate Account No. 2A ........................  $ 235,748,893      100.0%
=============================================================================================
Units Outstanding ............................................        825,639
Unit Value ...................................................  $      285.54
---------------------------------------------------------------------------------------------




Participating Funds purchase or redeem units depending on each participating account's excess cash availability or cash needs to meet its liabilities. Separate Account No. 2A is not subject to investment management fees. Separate Account No. 2A is valued daily at amortized cost, which approximates market value.

For 1998 and 1997, investment security transactions, excluding short-term debt securities, were as follows:




--------------------------------------------------------------------------------------
                                                       COST OF         NET PROCEEDS
                                                      PURCHASES          OF SALES
--------------------------------------------------------------------------------------
Stocks and long-term corporate debt securities:
    1998 ........................................  $1,692,067,102    $2,151,023,546
    1997 ........................................   1,569,991,103     1,988,739,298
  U.S. Government obligations:
    1998 ........................................              --                --
    1997 ........................................              --                --
-------------------------------------------------  --------------    --------------



3. Investment securities are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depository Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

   Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where Equitable Life and Alliance deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stock are valued at bid prices obtained from one or more

--------------------------------------------------------------------------------

   major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by Equitable Life's Investment officers.

   Separate Account No. 2A is valued daily at amortized cost, which approximates market value. Short-term debt securities purchased directly by the Funds which mature in 60 days or less are valued at amortized cost. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.


4. Charges and fees are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Programs, these expenses consist of investment management and accounting fees, program expense charge, direct expenses and record maintenance and report fees. These charges and fees are paid to Equitable Life by the Fund and are recorded as expenses in the accompanying Statements of Operations and Changes in Net Assets.


5. No Federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Fund for the two years ended December 31, 1998, by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life for such years will affect such contracts. Accordingly, no Federal income tax provision is required.